Exhibit 10.9

[Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material.]

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Independent Service Provider Agreement ("Agreement") is entered into effective as of 10/12/2024 ("Effective Date") between Federal Express Corporation ("FEC") and the party identified below ("Independent Service Provider" or "ISP"). FEC and the identified Independent Service Provider may be referred to in this Agreement individually as a "Party" and collectively as the "Parties".

Independent Service Provider: JAR TRANSPORTATION INC ("JTI")

THE PARTIES HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS AGREEMENT AND HAVE HAD SUFFICIENT TIME AND OPPORTUNITY TO CONSULT WITH FINANCIAL, TAX AND LEGAL ADVISORS PRIOR TO EXECUTING THE DOCUMENT. EACH SIGNATORY BELOW WARRANTS THAT HE OR SHE HAS AUTHORITY TO EXECUTE THIS AGREEMENT ON BEHALF OF AND TO LEGALLY BIND THE PARTY FOR WHOM EACH HAS SIGNED.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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TABLE OF CONTENTS

1.	OBJECTIVES, INTENT, AND COMPLIANCE WITH LAW	3
2.	TERM	5
3.	CONTRACTED SERVICE AREA, SERVICES, AND SERVICE RESULTS	5
4.	NEGOTIATED CHARGES	5
5.	CHARGEBACKS AND ADJUSTMENTS	5
6.	ISP AS A CORPORATE ENTITY AND EMPLOYER	5
7.	SUBCONTRACTING	10
8.	LEASED EQUIPMENT	10
9.	FACILITIES, SCANNERS AND SOFTWARE	14
10.	CONFIDENTIAL INFORMATION, MEDIA AND PUBLICATION, AND TRADEMARK USE AND PROTECTION	16
11.	INSURANCE COVERAGE	18
12.	REPRESENTATIONS AND WARRANTIES	18
13.	WAIVER; DISCLAIMER OF LIABILITY; AND LIMITATION OF LIABILITY	18
14.	INDEMNIFICATION	19
15.	TERMINATION	19
16.	DISPUTE RESOLUTION	21
17.	ASSIGNMENT	24
18.	GENERAL	25
APPENDIX		28

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1.	OBJECTIVES, INTENT, AND COMPLIANCE WITH LAW

1.1	Objectives. The Parties have entered into this Agreement to achieve the following objectives:

(A)	FEC operates an information and distribution network throughout the United States and Canada and desires to contract with independent businesses to facilitate the physical package pickup and delivery services it offers to its customers.

(B)	FEC makes an ongoing and continuous investment into brand awareness, through marketing and brand protection; obtaining and maintaining customer accounts; technology to meet market demands and industry and consumer expectations; and attracting and contracting with corporate business entities that provide package pickup and delivery services.

(C)	JTI is a corporate business entity that provides package pickup and delivery services with its own vehicles and its own employees. JTI agrees that, in addition to the services it provides to FEC under this Agreement, it is free to or not to, separately contract with and provide services to other customers.

(D)	JTI desires the advantage of contracting with FEC to gain access to national accounts and the additional revenue that access provides. JTI understands that this Agreement is between only it and FEC and not with any other company or person.

(E)	The Parties desire to meet the expectations and demands of customers, which include both shippers and recipients ("Customers"), by providing superior customer service and maintaining favorable brand identity. The Parties agree that JTI retains exclusive authority to determine the best means to meet such Customer expectations and demands, including complete discretion over and responsibility for delivery work area configuration, route design, delivery sequence, type and number of equipment, and staffing and personnel decisions, consistent with the terms of this Agreement.

(F)	The Parties desire to comply with the United States Department of Transportation ("DOT") Leasing Regulations at 49 CFR 376 and all applicable laws relating to FEC's status as a duly licensed motor carrier.

(G)	The Parties acknowledge that safety, JTI's provision of the Services and Service Results, as defined herein, and service continuity are fundamental to this Agreement, and the Parties agree that this Agreement shall be performed and interpreted accordingly.

(H)	Mutual Intention to Optimize Contracted Service Area; Redefinition.

JTI agrees that Customer expectations, competitive demands and operations efficiencies are better met and realized by increased stop and package density associated with a contiguous, well-placed and flexible service area, that enables ISP to complete more stops with similar or proportionately less costs. Accordingly, and during the Term of this Agreement, the Parties agree to cooperate with each other, and with other service providers, to take measures to optimize the Contracted Service Area ("CSA") by, among other things, redefining it, decreasing (or increasing) its geographic size, adapting the character of its boundary (to expand and contract based on fluctuating stop and package density), and modifying the Agreement Term to facilitate such measures.

JTI further agrees that FEC may, in its discretion and upon providing advance notice that is reasonable under the circumstances, redefine the CSA, including in the ways above, provided that FEC undertakes a good faith effort, to the extent practicable, to generate a redefined CSA that is reasonably comparable to the then-current CSA in terms of stops and package volumes, proximity to the FEC Station (or other location(s) at which packages are tendered), and projected contract revenue, accounting for cost reduction opportunities from optimization and/or redefinition, as applicable.

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If a CSA redefinition under this provision materially changes the reasonable projected contract revenue, accounting for cost reduction opportunities from optimization and/or redefinition, as applicable, either Party may request negotiation of the Charges. In that event, the Parties shall negotiate in good faith (as that term is defined in this Agreement), provided that ISP shall perform under the redefined CSA if the Parties do not reach agreement. In that event, either Party may pursue the dispute resolution procedures in this Agreement, but only with respect to the issue of whether a Party negotiated in good faith.

1.2	Contractual Relationship Between the Parties. The Parties intend to create by this Agreement a business-to-business relationship and not one of employment. The Parties further agree that neither Party is, nor will be represented, alleged, or deemed to be a legal representative, joint venturer, joint employer, franchisor, franchisee, dealership, distributorship or legal partner of the other Party for any purpose. As a corporate entity and employer, and consistent with the terms of this Agreement, JTI has the sole right and obligation to supervise, manage, direct, procure, perform or cause to be performed, all Contracted Services (defined in Attachment A-2 to Schedule A) to be provided by JTI under this Agreement, and to ensure that the Contracted Service Results (defined in Attachment A-2 to Schedule A) are obtained. No officer, agent or employee of FEC has authority to hire, train, discipline, or terminate JTI's Personnel (defined in Section 6.2), nor to set their compensation, payment, work schedules and times, assignments, or other essential terms and conditions of employment, nor to supervise the methods, manner or means employed by JTI or its Personnel in providing the Contracted Services. The Parties acknowledge their respective obligations to comply with Applicable Law, as defined below, governing the operation of businesses picking up, transporting and delivering packages and agree that neither Party shall allege that such compliance results in either Party exerting control over the other Party's business, business decisions, or Personnel.

1.3	Compliance with Applicable Law. The Parties acknowledge and agree to abide by all applicable federal, state, and local laws, regulations and rules (hereinafter referred to as "Applicable Law"). As used in this Agreement, Applicable Law means and includes the common law and judicial decisions and all statutes, laws, rules, regulations, ordinances, executive orders, policies and procedures established by any governmental authority with jurisdiction over a Party to this Agreement in effect on or after the Effective Date. By way of illustration and without limitation, Applicable Law includes those governing the following subjects: operation of businesses picking up, transporting and delivering packages; licensing and operation of vehicles; traffic laws pertaining to vehicle operators; business formation, reporting, recordkeeping, operation, and licensing requirements; hazardous waste and materials; occupational safety and health hazards; consumer protection; privacy; trade regulation; workers' compensation insurance; unemployment insurance; withholding and payment of federal, state, and local income taxes and social security taxes; governmental requirements; anti-terrorism; anti-bribery and corruption; customs and export requests and requirements including but not limited to those set forth by U.S. Customs and Border Protection, U.S. Bureau of Industry and Security, and the Canada Border Services Agency; employment practices; and anti-discrimination as well as any other obligations posted on MyGroundBizAccount and incorporated into this Agreement through Schedule H.

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2.	TERM

The ("Term") of this Agreement, as negotiated by the Parties, will commence on 10/12/2024 and will continue through 01/30/2026 ("Expiration Date"), unless terminated earlier or extended under Section 15 of this Agreement. The Parties agree there is no obligation or expectation for the Parties to enter into a subsequent agreement at the expiration of this Agreement, nor is there any guarantee of, or right to, a subsequent agreement.

3.	CONTRACTED SERVICE AREA, SERVICES, AND SERVICE RESULTS

The geographical area JTI has agreed to service ("Contracted Service Area" or "CSA"), the services JTI has agreed to provide ("Contracted Services" or "Services") and the results JTI has agreed to achieve ("Contracted Service Results") are contractually defined and set forth in Schedule A of this Agreement, including its attachments.

4.	NEGOTIATED CHARGES

The Negotiated Charges FEC has agreed to pay JTI for the Services JTI provides are defined and set forth in Schedule C of this Agreement, including its attachments.

5.	CHARGEBACKS AND ADJUSTMENTS

With respect to any Payment of Charges by FEC to JTI as set forth in Schedule C and its Attachments, the Parties agree that FEC may charge back to such Payment of Charges any garnishments, levies or attachments on the earnings or assets of JTI's business, or other adjustments which FEC is required to make by Applicable Law, and any adjustment which JTI consents to in writing at the time the adjustment is made, and any chargeback that JTI has authorized.

6.	ISP AS A CORPORATE ENTITY AND EMPLOYER

6.1	Registration as Corporate Entity and Employer. JTI represents and warrants that it is a corporation (and not some other form of business, such as a limited liability partnership ("LLP"), limited liability company ("LLC"), limited liability corporation, association, joint-stock company, joint-stock association, or similar entity), incorporated in CA, and that, as such, it is registered as a corporate business entity in good standing and as an employer in the states in which it does business.

JTI agrees that, throughout the Term of this Agreement, it will maintain its registration as a corporate business entity in good standing and as an employer in the states in which JTI provides Services under this Agreement. Upon request, JTI agrees to provide to FEC, or to FEC's designee, documentation showing that its registrations as a corporate business entity in good standing and as an employer have been made and are being maintained.

6.2	Responsibility for Employer-Related Expenses and Legal Compliance. Subject only to the third-party staffing and subcontracting exceptions under Sections 6.5 and Section 7 respectively, JTI agrees to assign only Personnel, including officers and managers, that JTI ensures are treated as employees of JTI in the provision of Services under this Agreement ("JTI Personnel" or "Personnel"). JTI agrees that it shall not use the services of a Professional Employer Organization ("PEO") or Certified Professional Employer Organization ("CPEO"), unless agreed to by the Parties in writing. JTI agrees to:

(A)	bear all expenses associated with the training of its Personnel under Schedule I to this Agreement;

(B)	bear all expenses associated with the employment of such persons, including without limitation, wages, salaries, benefits, employment taxes, unemployment insurance, workers' compensation coverage, and government mandated disability insurance, and, at the request of FEC, provide proof that these obligations and all related filings with federal, state and local authorities are being met, including but not limited to, collection and payment of withheld taxes and unemployment taxes, the procurement and maintenance of workers' compensation insurance and the satisfaction of any other obligations required by Applicable Law. JTI acknowledges that the amount of Charges for the anticipated, but not guaranteed, amount of the Services under this Agreement fairly considers JTI's personnel-related costs and that JTI is responsible for payment of all such costs;

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(C)	assume sole responsibility for payroll deductions and maintenance of payroll and employment records, and for compliance with Applicable Law, including without limitation, wage payment, final payment of wages, required withholdings from wages, deductions, overtime, and rest and meal periods, and, at the request of FEC, provide evidence of such compliance;

(D)	employ only persons who are legally authorized to work in the United States, maintain an I-9 employment authorization form, if required, for each person utilized, and, at the request of FEC, provide evidence of such compliance;

(E)	comply with Applicable Law and, at the request of FEC, provide evidence of such compliance;

(F)	upon advance written notice by FEC that is reasonable in the circumstances, JTI agrees to use a payroll vendor to satisfy its obligations under Sections 6.2(B), (C) and (E) above. The obligations of this Section 6.2(F) shall become effective upon the date set forth in the advance notice, which date may be modified upon further notice that is reasonable in the circumstances. JTI agrees that the payroll vendor shall be appropriately licensed, accredited and registered in accordance with Applicable Law ("Qualified Payroll Vendor") and provide JTI services and resources that assist in meeting its obligations set forth in Section 6.2 of this Agreement. A listing of Qualified Payroll Vendors will be made available for viewing on MyGroundBiz and may be modified by FEC from time to time.

If this obligation materially affects the reasonable costs incurred by JTI in providing Services, then either Party can request adjustment to Charges, and the Parties agree to negotiate in good faith. JTI agrees to perform under the modified terms in the event that the Parties are not able to reach a mutual agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined herein.

(G)	JTI agrees that neither it nor any of its Personnel, including Personnel as described in Section 6.5, are to be treated as, or considered to be, FEC's employees, directly, indirectly, or jointly, for any purpose, nor is JTI or its Personnel entitled to or eligible for any employee benefits from FEC or any FEC - sponsored benefit plans, even if subsequently reclassified as employees of FEC by a court, agency, or other adjudicative body, under common law or otherwise. Upon request by FEC, JTI agrees to submit documentation from JTI or a third-party vendor, as applicable, to FEC, or to FEC's designee, establishing that all Personnel are treated as employees for all payroll, wage and hour, tax, withholding, insurances, and other purposes under Applicable Law, and that any vendor is appropriately licensed, accredited, and registered in accordance with Applicable Law and/or satisfies the provisions of Section 6.5.

To the extent that JTI utilizes the services of a third-party vendor as described in Sections 6.2 and/or 6.5, JTI agrees to indemnify, defend and hold harmless FEC and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all losses and threatened losses resulting from, arising out of, in connection with, or based on allegations whenever made, of any claims (including fines and penalties) relating to the failure (whether by act or omission) of JTI, the vendor, or any of its employees, agents, or subcontractors to comply with Applicable Law.

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JTI agrees that an unreasonable failure to produce requested documentation as provided in Sections 6.2 and 6.5 shall constitute a material breach of this Agreement. The Parties agree that this paragraph and the obligations set forth in Sections 6.2 and 6.5 shall survive the expiration of this Agreement. The Parties further agree that any obligation created by this Agreement, or any amendment hereto, shall apply to all Personnel, including Personnel provisioned by a third-party.

6.3	Identification of Authorized Officer and Business Contact. JTI agrees to designate a corporate officer as the "Authorized Officer" of JTI to deal with FEC on JTI's behalf. JTI agrees that the Authorized Officer will be an employee of JTI and is empowered to make binding decisions on behalf of JTI related to modification to the terms of this Agreement, including modifications to the Negotiated Charges agreed to in Schedule C and its Attachments, Termination of this Agreement pursuant to Section 15, Assignment of this Agreement pursuant to Section 17, and modifications to the Contracted Service Area defined in Attachment A-1 to Schedule A of this Agreement. JTI agrees to make its Authorized Officer available at mutually convenient times and locations for the purposes of dealing with FEC on matters within the Authorized Officer's purview.

JTI agrees that it will identify from its Personnel a "Business Contact" for each FEC Station(s) JTI provides services for purposes of administering day-to-day operations under this Agreement, including business results and decisions related to Personnel. Unless JTI specifies otherwise in writing, JTI agrees that its Authorized Officer will be JTI' s Business Contact. JTI agrees that its Business Contact(s) will not also serve as the Business Contact(s) for any other Independent Service Provider under an Independent Service Provider Agreement with FEC. JTI further agrees to make its Business Contact (s) available at mutually convenient times and locations for the purposes of dealing with FEC on matters within the Business Contact's purview, such as participation in service planning meetings to discuss day-to-day operations, Route Plans, volume forecasts, anticipated service capacity needs, Customer requests, services and service offerings, and other topics. ISP agrees, upon request, to provide assurances of its ability to meet the service obligations of this Agreement.

ISP further agrees to ensure that its Authorized Officer or Business Contact is available on or before a date designated by FEC to complete familiarization on select topics designated by FEC.

JTI may change its Authorized Officer designation (subject to the terms of Section 17 of this Agreement) and Business Contact designation at any time and agrees to provide FEC with written notice of any such change together with appropriate corporate authorization for a change in JTI's Authorized Officer designation.

FEC designates the Senior Manager of the FEC Station named in Attachment A-1 to Schedule A, or in the event of the Senior Manager's unavailability, his/her designee, as its Business Contact for purposes of administering this Agreement, including day-to-day operational dealings.

6.4	ISP Personnel. JTI has sole and complete discretion in the staffing, selection, hiring, training, supervision, assignment, hours and days worked, discipline, termination, compensation, benefits, and all other terms and conditions of employment of its Personnel assigned to provide Services under this Agreement, including conditions expressly agreed to in Section 6.4 and Schedule I, consistent with the terms of this Agreement, JTI's obligation to treat its Personnel as its employees and comply with Applicable Law, and to the condition that JTI's Personnel assigned by it under this Agreement not be employed by a competitor of FEC. FEC agrees that the owners and officers of JTI have no obligations to personally provide the Services contracted for under this Agreement. The Parties further agree that the agreed upon terms for JTI's Personnel assignment set forth in this Agreement are in their mutual interests, as well as the interests of Customers and the public, for safety, security, and legal compliance.

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(A)	JTI agrees that it shall not assign to provide Services under this Agreement, nor designate as Authorized Officer or Business Contact, any Personnel who cause a breach of Sections 5.4 or 5.5 of Attachment A-2 to Schedule A, including without limitation, by making a false certification of fact such as forging a recipient's name or signature as proof of delivery or conveying false Package Tracking Information, e.g., by intentionally applying an incorrect Status Code or Commercial Delivery/Residential Delivery designation or intentionally mis-recording a single Stop (defined in Schedule C) as multiple Stops, or falsifying, misrepresenting or altering information to increase Stop counts contrary to this Agreement, or falsifying DOT-related or other official documents (including for purposes of evading HOS requirements), or who do not meet the terms of this Agreement or otherwise fail to comply with applicable safety, anti-violence, anti-harassment, or other posted standards, and legal requirements.

(B)	The Parties agree that all Personnel assigned by JTI to operate a commercial motor vehicle ("CMV") (defined in Schedule I) while providing Services under this Agreement, will meet the "Safety" and "Background" terms set forth in Schedule I.

(C)	The Parties agree that any other Personnel having the occasion to be in a CMV while operating under this Agreement, having access to FEC facilities, or designated as an Authorized Officer or Business Contact will meet the terms set forth under the "Non-Driving Personnel" and Background Sections in Schedule I.

(D)	JTI agrees to ensure that its Personnel are trained as provided in this Agreement and under Applicable Law.

(E)	JTI agrees to ensure that Personnel assigned by it to operate a CMV while providing Services under this Agreement are trained in and comply with the Safety terms set forth in Schedule I.

(F)	If at any time any JTI Personnel assigned by it to operate a CMV while providing Services under this Agreement no longer meet the terms of Schedule I, JTI agrees to not assign such persons to drive in performing Services. If at any time any JTI Personnel do not meet the terms of Sections 6.2(D) or 6.2(E), or can no longer provide Services for reasons related to the Background Section in Schedule I, JTI agrees to not assign such persons to provide any Services under this Agreement and to not designate, or continue to designate, such persons as Authorized Officer or Business Contact.

(G)	If a Customer objects to the presence of any JTI Personnel, or if either FEC or JTI has a reasonable basis to believe that any JTI Personnel pose a risk to the safety or security of business operations or persons affected by such operations under this Agreement, JTI agrees to not assign such persons to provide Services under this Agreement until the complaint or incident has been investigated and resolved. JTI further agrees to cooperate with FEC in any related investigations.

(H)	If at any time FEC has a reasonable basis to believe that JTI Personnel present an imminent threat to safety or security and time is of the essence, JTI agrees that such Personnel will cease providing Services immediately and until the matter has been investigated and resolved. JTI further agrees to cooperate with FEC in any related investigations.

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6.5	Third-Party Staffing Agency as a Source of Personnel. In the event of significant and temporary volume increases or other exigent needs, JTI may use the services of third-party vendors, including temporary employee arrangements or temporary staffing agencies as a source for qualified Personnel to provide Services under this Agreement. To the extent JTI uses a third-party vendor for such services, JTI agrees as follows:

(A)	to remain fully and solely responsible to ensure, and to provide documentation from the vendor demonstrating that any such Personnel are treated as employees for all purposes including, without limitation, those enumerated in Section 6.2 (A)-(E) of this Agreement;

(B)	to ensure that any vendors are appropriately licensed, accredited, and registered in accordance with Applicable Law, including that any such vendors are in good standing and registered as an employer in the states in which they operate and/or conduct business, provide workers' compensation coverage and unemployment insurance to Personnel, and comply with payroll, tax, withholding, insurance, and other requirements under Applicable Law;

(C)	to use only vendors that are in the business of providing personnel or temporary staffing, and that are members of and adhere to the standards of the American Staffing Association, or are members of another staffing organization with equivalent standards and the vendor can demonstrate that it adheres to a code of ethics and good practices of the organization, as agreed to by JTI and FEC;

(D)	to not use any vendor that is a party to an Independent Service Provider Agreement or Transportation Service Provider Agreement with FEC; and

(E)	upon request of FEC, to provide the name of the vendor, proof of registration of the vendor with all required state agencies as applicable, and proof of workers' compensation coverage covering Personnel provided by the vendor.

6.6	Appearance of JTI Personnel.

(A)	General; Clearances. JTI agrees to ensure that Personnel assigned by it to provide Services under this Agreement and visit Customer premises have an appearance consistent with reasonable Customer expectations and avoid wearing any items that pose a safety hazard. To ensure the access necessary for Customer service, JTI agrees that JTI Personnel will wear and visibly display an identification badge provided by FEC while providing Services under this Agreement and to ensure that any identification badges provided to JTI Personnel will be returned to FEC when JTI Personnel are no longer providing Services under this Agreement. Additionally, JTI agrees to ensure that JTI Personnel obtain and abide by any government or Customer badging, identification, background or other clearance checks or credentials designated as applicable by any government, Customer or FEC, including but not limited to the Security Threat Assessment (STA) of the U.S. Department of Homeland Security and any security clearances required by the U.S. Postal Service.

(B)	Business Identification Display; Apparel, Package Tracking and Notifications. Consistent with JTI's status as a corporation, JTI agrees to display the name of its business on apparel worn by its Personnel while providing Services under this Agreement in accordance with identification and display terms posted on MyGroundBiz, which are incorporated herein by reference. ISP further acknowledges and agrees that FEC may display ISP's business name to Customers in connection with package tracking information notifications and other services.

(C)	Optional Apparel Brand Promotion. The Parties agree that JTI's Personnel need not wear FEC-designated apparel when providing the Services, unless JTI has negotiated an Apparel Brand Promotion Charge in Schedule C of this Agreement or the Parties have agreed otherwise. If JTI has opted into Apparel Brand Promotion, JTI agrees to ensure that all personnel assigned by it to provide Services under this Agreement fully meet the Apparel Terms (posted on MyGroundBiz and incorporated herein by reference) while providing Services.

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6.7	JTI Personnel as Business Invitees. In the mutual interests of safety and security, JTI agrees that JTI Personnel will be subject to the same posted standards as other business invitees while on FEC premises and when operating a CMV used by JTI to provide Services, including posted standards prohibiting any form of violence, harassment, or possession of firearms and weapons.

7.	SUBCONTRACTING

7.1	Subcontracting Generally. JTI may subcontract its obligations to provide Services under this Agreement to any Independent Service Provider under an Independent Service Provider Agreement with FEC ("Subcontractor"). The parties further agree that the term subcontracting as used in this Agreement includes any transfer or re-direction of packages under a separate agreement, including when JTI is the named party to both agreements, which transfer or re-direction is both temporary in duration and limited in scope. Notwithstanding anything to the contrary in this Section 7.1, JTI agrees (a) not to directly or indirectly subcontract, assign or otherwise delegate its obligations under this Agreement to any entity or person that is not providing Services to FEC under an effective Independent Service Provider Agreement with FEC, or another agreement with FEC covering the same subject matter and for the same purpose, unless FEC agrees in advance in writing, and (b) not to subcontract for the purpose of manipulating the amount of charges (defined in Schedule C and Schedule K) or other compensation for services payable under an agreement.

7.2	Responsibility for Subcontractors. JTI will remain responsible for each Subcontractor' s provision of (or failure to provide) the Services as if and to the same extent that such Services are provided by JTI. JTI agrees that FEC will pay the Subcontractor for the work performed in accordance with any agreement FEC has with the Subcontractor.

7.3	Responsibilities as a Subcontractor. When subcontracting Services or providing Services as a Subcontractor, JTI agrees to ensure that Customers' schedules, expectations and requirements for pickup and delivery are met. If JTI provides Services as a Subcontractor, JTI further agrees to provide the pickup and delivery of packages, together with any accompanying forms or documentation, to the appropriate station in time to meet the original service commitments for the packages and consistent with terms of this Agreement. JTI also agrees that its daily Inbound Local Service will be calculated under Section 5.2 of Attachment A-2 to Schedule A to include the subcontracted Services.

8.	LEASED EQUIPMENT

8.1	Lease and Use of Equipment. Pursuant to the DOT regulations at 49 CFR Part 376 ("Leasing Regulations"), JTI agrees to lease to FEC the CMVs listed in Schedule B ("Equipment") and to utilize the Equipment for the provision of the Services. FEC agrees to issue to JTI a "Statement of Lease" showing that the Equipment is leased to FEC. JTI agrees to ensure that the Statement of Lease is carried on the Equipment at all times or maintained otherwise in accordance with Applicable Law. JTI further agrees that the Statement of Lease shall constitute the receipt for the Equipment required by the Leasing Regulations.

8.2	Title to and Registration of Equipment. JTI represents and warrants that JTI has title to or is otherwise authorized to contract the Equipment to FEC, that the Equipment is properly titled and registered, that any charges, fees, taxes and the like in connection with titling and registration have been paid, including any associated with JTI's participation in the International Registration Plan, and that the information in Schedule B is complete and accurate. JTI also certifies that the Equipment meets the requirements of Applicable Law.

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8.3	Selection, Replacement, Addition and Rental Equipment. Except as agreed by the Parties, the selection (including number and cargo capacity), replacement and addition of Equipment are within the discretion of JTI, provided that the Equipment (1) consists of cargo vans, straight trucks or trailers pulled by cargo vans or straight trucks, (2) is white in color with bed heights that are flush with the conveyor walkways or other access to the load/unload positions in the FEC Station, and (3) is of a size that allows for closure of exterior FEC Station doors and maneuverability within the FEC Station. JTI may add or substitute for Equipment on a temporary basis consistent with this Agreement, provided the additional or substituted equipment is (1) rented from an entity authorized to lease vehicles, or (2) leased to FEC by another Independent Service Provider under an Independent Service Provider Agreement with FEC ("Rental Equipment"). JTI agrees to carry the rental agreement on the Rental Equipment at all times and, upon request by FEC, to demonstrate the existence of its rental agreement. JTI agrees that the Rental Equipment will meet all DOT requirements set forth in 49 CFR Part 393 and other safety requirements imposed by Applicable Law.

Upon advance written notice to JTI that is reasonable in the circumstances, JTI agrees to lease to FEC any Rental Equipment listed in a Rental Attachment to Schedule B and to use the Rental Equipment for the provision of Services. Pursuant to Section 8.1, FEC agrees to issue to JTI a Statement of Lease showing that the Rental Equipment is leased to FEC. JTI agrees to ensure that the Statement of Lease is carried on Rental Equipment at all times or otherwise maintained in accordance with Applicable Law. JTI further agrees that the Statement of Lease shall constitute the receipt for the Rental Equipment required by the Leasing Regulations.

8.4	Appearance and Identification of Equipment.

(A)	General. Subject to Customer requests or complaints and agreement by the Parties, JTI shall ensure that the Equipment has an appearance consistent with reasonable Customer expectations and be free of extraneous markings. During the operation of the Equipment for the provision of the Services, JTI agrees to mark all Equipment with identification consisting of a designated unit number and other such identifying logos, numbers, marks and insignia as are required under Applicable Law, including 49 CFR Part 390. When Equipment is withdrawn from providing Services, or upon expiration or termination of this Agreement, JTI agrees to immediately remove any identification applied pursuant to either this Section 8.4(A) or Section 8.4(B) below, and to remove or mask all such identification while operating the Equipment for any purpose other than providing the Services.

(B)	Business Identification Display; Vehicle. Consistent with JTI's status as a corporation, JTI agrees to display the name of its business on the Equipment while providing Services under this Agreement in accordance with the identification and display terms posted on MyGroundBiz, which are incorporated herein by reference.

(C)	Optional Vehicle Brand Promotion. The Parties agree that JTI need not display FEC logos on its vehicles (aside from government-required carrier identification) when providing the Services, unless JTI has negotiated an Optional Vehicle Brand Promotion Charge in Schedule C of this Agreement or the Parties have agreed otherwise. If JTI has opted for Vehicle Brand Promotion, JTI agrees that it will maintain the appearance of FedEx Marks (as defined in Section 10.3 herein) consistent with the Equipment Terms posted on MyGroundBiz and incorporated herein by reference. JTI agrees that vehicles not identified in Schedule B or not otherwise leased to FEC for the provision of Services shall not display FedEx Marks and are not eligible for Vehicle Brand Promotion charges. Upon expiration or termination of this Agreement, or when Equipment is withdrawn from providing Services, JTI agrees to immediately remove or permanently mask the FedEx Marks from its vehicles.

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8.5	Equipment Maintenance and Inspection.

(A)	Equipment Maintenance and Inspection. Regardless of the size or weight of the Equipment being used by JTI to provide Services under this Agreement, JTI agrees, at JTI's expense, to have the Equipment maintained and inspected in accordance with the standards specified in 49 CFR Parts 393 and 396. This includes ensuring that the annual vehicle inspection required by 49 CFR Part 396 is performed for all Equipment used to provide Services, regardless of its size or weight and that all JTI Personnel assigned by it to operate Equipment used to provide Services under this Agreement are trained to conduct pre-trip and post-trip inspections consistent with USDOT-prescribed requirements for such inspections.

(B)	Proof of Timely Maintenance and Inspection. JTI agrees to provide FEC with documentation of timely maintenance and inspection of the Equipment in accordance with the systematic and periodic mandatory vehicle maintenance and inspection regulations required by Applicable Law, including but not limited to 49 CFR Part 396. JTI agrees to provide such documentation according to periods designated by FEC. The Parties agree that the periodic maintenance schedule recommended by the Equipment manufacturer will be deemed to meet the maintenance obligations of this Section 8, absent specific federal, state or municipal regulations to the contrary.

(C)	Equipment Failing to Meet Regulatory Standards. In the event an inspection of the Equipment, as authorized by 49 CFR Part 396, reveals that the Equipment is not in compliance with applicable safety regulations, JTI agrees to remove the Equipment from service to FEC until the Equipment is brought into compliance.

8.6	Equipment-Related Operating Expenses.

(A)	JTI Responsibility for Operating Expenses. JTI agrees to bear all costs and expenses related to operation of the CMV, whether empty or loaded, including, without limitation, all risks of depreciation, all maintenance (including cleaning and washing), fuel, oil, tires, repairs, business taxes, consumption and sales taxes, personal property taxes, ad valorem taxes, fuel and road-use taxes, ton-mile taxes, insurance coverage as provided herein, detention and accessorial services, licenses, permits, vehicle inspection fees, vehicle registration renewal fees, base plates, and all highway, bridge and ferry tolls. JTI is responsible for and will pay all JTI's expenses related to the loading or unloading of the Equipment or Rental Equipment, unless FEC agrees to perform the loading or unloading of the Equipment or Rental Equipment on any Service Day. JTI acknowledges that the amount of Charges for the anticipated, but not guaranteed, amount of the Services under this Agreement fairly compensates JTI for all such incurred operating costs, and that JTI is responsible for payment of all its operating costs.

(B)	JTI Responsibility for Fines. JTI agrees to pay all fines, including parking and traffic fines and penalties, imposed for violation of Applicable Law or by the DOT where such violation results from the acts or omissions of JTI or Personnel assigned by it to operate a CMV while providing Services under this Agreement. Except when the violation results, in whole or part, from the acts or omissions of JTI or the Personnel assigned by it to operate a CMV while providing Services under this Agreement, FEC will assume the risks and costs of fines for overweight or oversize loads when trailers are preloaded and sealed by FEC, when loads are containerized, when oversized or overweight loads are improperly permitted, or when the trailer or lading is otherwise outside of JTI's control.

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(C)	JTI Responsibility for Obtaining Operating Authority. Without limiting Section 8.6(A), if, at any time during the Term, applicable state regulations require JTI to obtain intrastate operating authority, JTI agrees, at its own expense, to acquire and maintain such operating authority and to cooperate with FEC in altering the arrangements set forth in this Agreement to the extent necessary to ensure compliance by JTI and FEC with any such state regulations, practices and procedures.

8.7	Fuel Tax Reporting for Certain Vehicles. JTI agrees to report and pay any fuel tax liability in connection with operation of the Equipment directly to the states in which JTI operates. In the event FEC is audited in connection with its fuel tax liability to any jurisdiction, JTI agrees upon request to provide to FEC, or to FEC's designee, a copy of any fuel tax returns filed by JTI, together with supporting documentation, that report any fuel consumption in connection with the Services performed by JTI.

8.8	Compliance with Leasing Regulations. The purpose of this Section 8.8 is to conform this Agreement to the Leasing Regulations. As set forth in 49 CFR Part 376.12(c)(4), nothing in the provisions required by 49 CFR Part 376 is intended by the Parties to affect JTI's status as an independent business and its Personnel are not employees of FEC, directly, indirectly or jointly.

(A)	Use by FEC. In accordance with the Leasing Regulations, 49 CFR Part 376 et seq., the Equipment or Rental Equipment will be for FEC's exclusive possession, control, and use when JTI is providing Services under this Agreement. Subject to the terms of this Agreement and Applicable Law, FEC will assume complete responsibility for the operation of the Equipment or Rental Equipment as applicable while the Equipment or Rental Equipment is used to provide Services for the duration of this Agreement as required by 49 CFR Part 376. While the Equipment or Rental Equipment is on FEC premises, JTI agrees that FEC will have access to the cargo areas of the Equipment or Rental Equipment for the purpose of accurately and safely scanning, loading, and unloading packages. Notwithstanding the provisions of this Section 8.8(A), FEC will have no right or authority, without the consent of JTI, to operate the Equipment or Rental Equipment for any purpose.

(B)	Use by JTI. JTI may, in its sole discretion, use the Equipment or Rental Equipment for other commercial or personal purposes, provided that during such times, JTI removes or covers FEC's DOT number and all logos, marks and insignia identifying FEC, and provided further that such use is in compliance with 49 CFR Part 376.

8.9	Vehicle Mileage Reporting. To ensure the accuracy of any compliance reporting obligations of the Parties or calculation of the Charges payable to JTI which is based in whole or in part on the mileage of JTI vehicle(s), JTI agrees to report actual mileage based on the vehicle's original equipment manufacturer ("OEM") odometer. JTI agrees to provide actual mileage reporting for each day that the Equipment or Rental Equipment is operated by Personnel assigned by JTI to provide services under this Agreement. If the vehicle's odometer is repaired or replaced, or if another device which has been mutually agreed upon by JTI and FEC for reporting mileage is utilized, JTI agrees that such device's accuracy shall be at least equivalent to the vehicle's OEM odometer. JTI agrees to accurately track and timely report to FEC as requested the actual mileage of the Equipment or Rental Equipment incurred while providing Services under this Agreement to FEC.

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9.	FACILITIES, SCANNERS AND SOFTWARE

9.1	Lease or Purchase from FEC. JTI will not be required to purchase, lease or rent any products, equipment, or services from FEC as a condition to entering into or complying with this Agreement.

9.2	FEC Software; Scanner Equipment. JTI agrees to use FEC-provided software, including updates to and new versions of such software that are provided by FEC ("FEC Software"), and two-way, cellular/satellite communications devices and certain associated equipment, including Radio Frequency Identification Readers ("RFID Readers"), as applicable, that FEC has certified as compatible with the FEC Software (such devices and equipment are referred to as "Scanners") to interface with FEC's systems and collect and transmit Package Tracking Information as defined herein. The Parties acknowledge that the collection and transmission of such Package Tracking Information is part of the Services for which Customers pay, and JTI agrees to exclusively use the FEC Software to provide such Services under this Agreement. JTI agrees, at JTI's expense, to acquire and utilize FEC-certified compatible Scanners in sufficient quantity to provide the Services. FEC shall post on MyGroundBiz a list of FEC-certified compatible Scanners, which list is incorporated herein by reference. If FEC removes devices and associated equipment from the list of FEC-certified compatible Scanners, FEC agrees to provide advance notice of the update, and JTI agrees to ensure all Scanners used to provide the Services are on the updated list of FEC-certified compatible Scanners within the timeframe referenced in the notice, which shall be reasonable under the circumstances.

With respect to the Scanners JTI utilizes to provide Services under this Agreement, JTI further agrees to: (1) ensure that the current versions of the FEC Software and device operating system and firmware are installed, updated, and maintained on the Scanners to ensure optimal functioning and device security; (2) grant FEC permission to access and retrieve data from the Scanners in the event of a Scanner or transmission failure; (3) grant FEC permission to access the Scanners to update or provide new versions of the FEC Software without notice to JTI; (4) keep the Scanners free of any software applications that may conflict with the operation of the FEC Software; (5) ensure the Scanners have active SIM cards, data service, and cellular and global positioning system (GPS) radios enabled at all times when providing Services under this Agreement; (6) ensure that device blocking safety and compliance features of the FEC Software remain enabled at all times when providing Services under this Agreement; (7) ensure timely transmission and refrain from interfering in any way with the timely transmission of data to and from FEC through the Scanners and the FEC Software; and (8) maintain Scanner appearance and functionality consistent with Customer expectations. JTI acknowledges and agrees that if it fails to perform the foregoing obligations with respect to any Scanner, its access to the FEC Software on that Scanner may be suspended pending performance.

FEC agrees to make available to JTI contact information for third-party Scanner suppliers that FEC has authorized to install, update and maintain the current version of the FEC Software.

To satisfy Customer requests, upon at least 60 days' advance written notice from FEC, ISP agrees, at ISP's expense, to acquire and utilize RFID Readers when providing Services as set forth in the notice, which is incorporated herein by reference. As applicable, FEC shall post on MyGroundBiz a list of FEC-certified compatible RFID Readers, which list is incorporated herein by reference. If ISP's performance of the obligations in this paragraph materially increases its reasonable costs incurred in providing Services, then ISP may request negotiation of the Charges, and the Parties agree to negotiate in good faith, provided that ISP agrees to perform its obligations if the Parties are unable to reach agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party negotiated in good faith as that term is defined in Schedule A of this Agreement.

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9.3	FEC Station Facilities; Information for Purposes of Loading of Equipment. The FEC Station will be made available to JTI during normal business hours on an "as is, where is" basis, with no warranties whatsoever, provided JTI shall not interfere with FEC' s use of the FEC Station. FEC agrees to make available to JTI the negotiated number of load/unload positions set forth in Attachment A-1 to Schedule A. JTI will be responsible for providing all other facilities and support it needs to provide the Services.

For the purpose of loading, or staging for loading, packages into the Equipment or Rental Equipment, JTI agrees to provide any information requested by FEC related to delivery work area configuration, route design, delivery sequencing, and type and number of equipment. The requested information shall be provided in the format and by the electronic or other mode of transmission designated by FEC.

9.4	FEC Software License. At no charge, FEC grants to JTI, to the extent permitted under and subject to the restrictions set forth in any applicable third-party agreements, a non-exclusive, non-transferable, limited right to access and use, solely for the purposes of providing the Services, the FEC Software and any data or reports generated therefrom. The rights granted to JTI hereunder will automatically expire effective as of the date JTI ceases, for any reason, to provide the Services. JTI agrees to use the FEC Software to provide Services, including to collect and transmit all required Package Tracking Information as set forth herein. As between FEC and JTI, except as expressly set forth herein, all right, title and interest in and to the FEC Software and any data or reports generated therefrom will remain the exclusive property of FEC or its licensor, and JTI agrees not to alter or otherwise use the FEC Software for unauthorized purposes.

9.5	FEC-Hosted Products. From time to time, FEC may make available for use on the Scanners that JTI provides additional FEC or third-party software, databases, products, or services (collectively, "FEC-Hosted Products"). FEC grants to JTI, to the extent permitted under and subject to the restrictions set forth in any applicable third-party agreements, a non-exclusive, non-transferable, limited right to access and use, solely for the purpose of providing the Services, the FEC-Hosted Products and any data or reports generated therefrom. The rights granted to JTI hereunder will automatically expire effective as of the date JTI ceases, for any reason, to provide the Services. As between FEC and JTI, except as expressly set forth herein, all right, title and interest in and to the FEC-Hosted Products and any data or reports generated therefrom will remain the exclusive property of FEC or its licensor, and JTI agrees not to alter or otherwise use the FEC-Hosted Products for unauthorized purposes.

9.6	FEC Data. All right, title and interest in and to data and information accessed through, created in the use of, or made available in connection with the use of the Scanners by JTI or its Personnel and the provision of Services, including Package Tracking Information and information made available through or by the FEC Software and FEC-Hosted Products, and GPS Data, as defined herein (collectively, "FEC Data"), will remain the exclusive property of FEC and/or its licensor(s). Except as otherwise set forth herein, no right in or to FEC Data is granted, transferred, or assigned to JTI.

9.7	Data Security and Privacy. To the extent that JTI or its Personnel, vendors or agents, have access to FEC Data, JTI agrees to take reasonable measures to ensure appropriate level of security of that data, including but not limited to not permitting any third-party, other than individuals JTI assigns to provide Service in accordance with this Agreement or individuals required by law, to access or process FEC Data and notifying FEC promptly, but not more than 24 hours, after a data security or data access breach is discovered. JTI acknowledges and agrees that it is solely responsible to comply with Applicable Law and obtain consent, as required by Applicable Law, from its Personnel for use or processing of its Personnel's personal information, personally identifiable information, and sensitive data (collectively, "Personnel Data") collected in accordance with the terms of this Agreement. JTI shall not sell any Personnel Data collected in accordance with the terms of this Agreement.

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9.8	Available Technology; Terms and Conditions of Use; Limitation of Liability. JTI acknowledges that any other facilities, software, systems, technologies, and data that FEC makes available at no charge for JTI's use in connection with the provision of Services under this Agreement ("Available Technology"), including but not limited to the FEC Software, FEC-Hosted Products, FEC Data, MyGroundBiz, and applications accessed through MyGroundBiz or with FEC-provided credentials, are provided on an "AS IS" basis and may be subject to terms and conditions of use, including limitations of liability ("Technology Terms and Conditions of Use"). Technology Terms and Conditions of Use, which FEC may amend from time to time, are set forth on MyGroundBiz and are incorporated herein by reference. JTI agrees to review the Technology Terms and Conditions of Use on MyGroundBiz from time to time throughout the duration of this Agreement. Unless otherwise stated in the applicable Technology Terms and Conditions of Use, JTI's sole and exclusive remedy against FEC with regard to any defect, outage, claim, or other dispute relating to any Available Technology is to cease use of the same.

10.	CONFIDENTIAL INFORMATION, MEDIA AND PUBLICATION, AND TRADEMARK USE AND PROTECTION

10.1	Confidential Information Defined. As used in this Agreement, ("Confidential Information") means all information, in any form, furnished or made available directly or indirectly by one Party to the other Party, or provided, generated or exchanged between the Parties through their course of performance and business transactions related to this Agreement or any prior agreement between the Parties, that is either marked confidential or should reasonably be understood by the Parties to be confidential.

(A)	Information Included. The term Confidential Information will include any non-public information about the other Party, the other Party's business, and the other Party's business prospects, including but not limited to, the terms of this Agreement, any oral or written information provided by, generated, or exchanged between the Parties in connection with the negotiation, preparation, and performance of this Agreement, financial statements and documents, business and marketing plans, proprietary information, FEC Data, trade secrets, copyrights and copyrighted matter, computer software, specifications, systems hardware, concepts, pricing, performance features, patentable and patented inventions, intellectual property, source object codes, information supplied to FEC by its vendors, suppliers and Customers, and any other non-public information furnished, made available, generated or exchanged between the Parties.

(B)	Information Excluded. Confidential Information does not include any information which a Party can demonstrate (1) was in the public domain or in the possession of the receiving Party at time of disclosure, (2) became part of the public domain after disclosure through no fault of the receiving Party, (3) was disclosed to the receiving Party by a third-party that had a lawful right to disclose it, or (4) was independently developed by the receiving Party.

(C)	Use of Confidential Information. JTI shall not use or disclose FEC's Confidential Information, except as required for the purposes of this Agreement. Neither Party may disclose Confidential Information of the other Party or Confidential Information arising in connection with the preparation and performance of this Agreement to a third party, except (1) as is required to be disclosed by any Party pursuant to Applicable Law, rules of any stock exchange, or order from a court of competent jurisdiction or other government authorities; or (2) to its agents, shareholders, investors, legal counsels, operations consultants, affiliates, vendors or financial advisors, provided such persons shall be bound by confidentiality obligations at least as restrictive as those applicable to the disclosing party set forth in this Agreement and that the disclosing Party hereby agrees that it shall be liable for any breach of the confidentiality obligations of this Agreement by such persons. The Parties agree to avoid conflicts of interest that involve or compromise FEC's Confidential Information and will endeavor in good faith to resolve or remove any such conflict.

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(D)	Standard of Care. Each Party shall use at least the same degree of care it uses to avoid unauthorized disclosure of its own information, but in any event, at least reasonable care to prevent disclosure to or misuse by third parties.

(E)	Notification of Disclosure. In the event of any disclosure of, loss of, or inability to account for any Confidential Information of the furnishing Party, the receiving Party will promptly notify the furnishing Party upon becoming aware of it and take such actions as may be necessary or reasonably requested by the furnishing Party to minimize the breach and any damage resulting from it. Each Party agrees to provide the other with prompt notice of any court order, discovery request or subpoena seeking Confidential Information of the other Party, and in no event shall provide less than one week's notice prior to responding to the discovery request or subpoena.

(F)	Harm to FEC and Relief. JTI agrees that any breach or threatened breach of any confidentiality obligations of this Agreement may result in substantial, continuing, and irreparable harm to FEC, the extent of which would be difficult to ascertain. JTI agrees that, in addition to any other remedy that may be available to FEC, FEC shall be entitled to seek injunctive or other equitable relief in the event of any breach or threatened breach of any confidentiality obligations of this Agreement without the necessity of proving irreparable harm or injury as a result of such breach or threatened breach.

10.2	No Authorization for Publication and Media. JTI acknowledges and agrees that its Personnel, agents, and representatives are not authorized to communicate to the media or otherwise publish comments or information on behalf of, or concerning, FEC or affiliated companies ("FedEx") without the prior written consent of FEC. JTI agrees to ensure that its Personnel, agents, and representatives refrain from such activity, to take affirmative action to prevent or correct it, and to direct any media inquiries seeking comment or information from FEC to the FEC Corporate Communications department. JTI acknowledges and agrees that its Personnel, agents, and representatives shall not publicly disseminate content that is materially false in connection with this Agreement or that wrongfully disparages the services, brand, or reputation of FedEx or Customers.

10.3	FedEx Trademark Use and Protection. All trademarks, trade names, service marks, logos and similar indicia used by FEC or any of its predecessor companies (including, but not limited to, FedEx Ground Package System, Inc. ("FXG")) to identify itself, e.g., "FedEx" and logo ("FedEx Marks"), whether or not registered, shall remain the sole and exclusive property of FEC, as such term is defined in the Lanham Act, which owns the rights, title and interest therein.

Subject to the terms of this Agreement, FEC hereby grants a revocable, non-exclusive, limited sublicense to JTI to use the FedEx Marks, solely in a manner as approved and directed by FEC from time to time, and solely for the purposes of providing the Services. Such rights shall supersede and replace any rights previously licensed to JTI as of the Effective Date of this Agreement, and all rights shall automatically terminate on the date upon which JTI ceases, for any reason, to provide the Services, or as may otherwise be directed by FEC, following which, JTI agrees to immediately cease using or displaying, or to change the manner of presentation of, any or all of the FedEx Marks in any manner. JTI agrees that it shall not, at any time, claim any right, title or interest in the FedEx Marks or any indicia similar thereto or challenge the ownership of the FedEx Marks in any manner, in whole or in part.

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JTI acknowledges that all use of FedEx Marks by JTI and the goodwill generated thereby will inure to the benefit of FEC. JTI shall not use, and shall keep its employees, agents, and subcontractors from using, the FedEx Marks and any other reference to or indicia of FEC, or its parent, affiliates, predecessors, successors and assigns, and any similar indicia thereto, whether registered or not, in any oral or written public communication to or for any third party, including without limitation any sales, marketing, promotional, advertising, media and other communicative materials, activities and items (e.g., signage, vehicle livery, etc.) without the prior written consent of FEC, which may be withheld or, upon reasonable notice, revoked at FEC's sole discretion. JTI agrees to comply with all directions from FEC regarding the form and manner in which JTI may display and use the FedEx Marks, including by the dates and within the timeframes set forth by FEC.

11.	INSURANCE COVERAGE

The Insurance coverages the Parties have agreed to provide are set forth in Schedule L ("Insurance and Indemnification") of this Agreement.

12.	REPRESENTATIONS AND WARRANTIES

12.1	Corporate Authorization. Each signatory represents and warrants to the other that:

(A)	He/she has the requisite power and authority to enter into this Agreement for the business entity on whose behalf the signatory executes this Agreement; and

(B)	The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite formal business governance action on the part of the Party on whose behalf the signatory executes this Agreement.

12.2	Disclaimer. OTHER THAN AS PROVIDED IN THIS AGREEMENT, THERE ARE NO EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. JTI HAS NOT RECEIVED OR RELIED UPON ANY PROMISE OR GUARANTY, EXPRESS OR IMPLIED, ABOUT THE REVENUES, PROFITS OR SUCCESS OF THE UNDERTAKINGS CONTEMPLATED BY THIS AGREEMENT.

12.3	Defaults on Debt. The Parties acknowledge that a default by JTI on debts JTI incurred jeopardizes service continuity, including through collection activity initiated by third-parties against JTI seeking to enforce a legal interest in any amount paid or to be paid to JTI under this Agreement. JTI agrees that such default and such collection activity occurring at any time in excess of $25,000 in the aggregate shall constitute a material breach of this Agreement.

13.	WAIVER; DISCLAIMER OF LIABILITY; AND LIMITATION OF LIABILITY

EXCEPT WITH RESPECT TO CLAIMS OF INDEMNITY (AS SET FORTH IN THIS AGREEMENT) AND DATA SECURITY AND PRIVACY (AS SET FORTH IN SECTION 9.7 OF THIS AGREEMENT), IN NO EVENT SHALL A PARTY BE LIABLE FOR, AND HEREBY WAIVES, ANY CLAIMS FOR OR INVOLVING, THE FOLLOWING TYPES OF MONETARY DAMAGES: INDIRECT, CONSEQUENTIAL, DIMINISHED OR LOST BUSINESS VALUE, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES.

THIS WAIVER, DISCLAIMER AND LIMITATION OF LIABILITY FOR MONETARY DAMAGES SHALL APPLY TO ALL CLAIMS, WHETHER ARISING FROM OR RELATING TO BREACH OF CONTRACT OR WARRANTY, TORT (INCLUDING ALLEGED NEGLIGENCE OR STRICT LIABILITY, WHETHER STATUTORY OR IN COMMON LAW), VIOLATION OF APPLICABLE LAW (AS DEFINED IN THIS AGREEMENT), OR FOR ANY OTHER CLAIM, REGARDLESS OF HOW IT IS CHARACTERIZED, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, AND REGARDLESS OF WHETHER DAMAGES OR HARMS ARE FORESEEABLE OR THE PARTY SEEKING DAMAGES OR OTHER RELIEF HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR OTHER HARMS.

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IN THE EVENT OF ANY ADJUDICATION FINDING FEC OR FXG LIABLE FOR A BREACH OF, OR CLAIM ARISING OUT OF, SECTION 15.3 OF THIS AGREEMENT, THE PARTIES AGREE THAT THE FOLLOWING WILL BE JTI'S SOLE AND EXCLUSIVE REMEDY: ANY DAMAGES OR OTHER RELIEF AWARDED SHALL BE NO GREATER THAN WHAT JTI'S NET EARNINGS (AS DEFINED BELOW), IF ANY, WOULD HAVE BEEN DURING THE PERIOD BETWEEN THE DATE THIS AGREEMENT IS TERMINATED AND THE LAST DAY OF THE TERM OF THIS AGREEMENT.

IN THE EVENT OF ANY ADJUDICATION FINDING FEC OR FXG LIABLE FOR ANY DISPUTE OTHER THAN A BREACH OR CLAIM ARISING OUT OF SECTION 15.3 OF THIS AGREEMENT, THE PARTIES AGREE THAT THE FOLLOWING WILL BE JTI'S SOLE AND EXCLUSIVE REMEDY: ANY DAMAGES OR OTHER RELIEF AWARDED SHALL BE NO GREATER THAN WHAT JTI'S NET EARNINGS (AS DEFINED BELOW), IF ANY, WOULD HAVE BEEN DURING THE PERIOD BETWEEN THE DATE OF THE BREACH, OR WHEN THE DISPUTE OR CLAIM AROSE, AND THE LAST DAY OF THE TERM OF THIS AGREEMENT.

NET EARNINGS SHALL BE CALCULATED BY SUBTRACTING ALL REASONABLE EXPENSES BORNE, OR THAT WOULD HAVE BEEN BORNE, BY JTI PURSUANT TO THIS AGREEMENT FOR THAT APPLICABLE TIME PERIOD FROM THE GROSS CONTRACT COMPENSATION AMOUNT PAYABLE BY FEC OR FXG PURSUANT TO THIS AGREEMENT FOR THE APPLICABLE TIME PERIOD. EACH PARTY SHALL HAVE A DUTY TO MITIGATE DAMAGES FOR WHICH THE OTHER PARTY IS RESPONSIBLE.

14.	INDEMNIFICATION

The respective indemnities that the Parties have agreed to provide are set forth in Schedule L ("Insurance and Indemnification") of this Agreement.

15.	TERMINATION

15.1	Termination by Mutual Agreement. The Parties may mutually agree to terminate this Agreement without cause at any time during its Term. The agreement to terminate (1) will be in writing, (2) will be signed by both Parties and (3) will specify the effective date of the termination ("Termination Date").

15.2	Termination for Changed Circumstances.

(A)	Change in Relationship. Either Party may terminate this Agreement in the event of a determination by a court, agency, or other competent authority that the relationship between FEC and JTI is contrary to the intention of the Parties as set forth in Section 1.2.

(B)	Substantial Reduction in Business. Either Party may terminate this Agreement by giving the other Party at least thirty (30) days' prior written notice designating the Termination Date, in the event that FEC has a substantial reduction in business, or elects to cease doing business, in all or substantially all of a FedEx Business Segment or in the Contracted Service Area.

(C)	Termination upon Insolvency or Bankruptcy. Either Party may terminate this Agreement (i) upon the institution by or against the other Party of insolvency, receivership or bankruptcy proceedings; or (ii) upon the adjudication of the other Party as insolvent or bankrupt by a court of competent jurisdiction.

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15.3	Termination for Cause by Either Party. Subject to Section 15.2, neither Party can unilaterally terminate this Agreement at will. Any breach of this Agreement by either Party that is not cured to the other Party's satisfaction within seven days of written notice (including but not limited to, by remedying the breach, if possible, and demonstrably taking steps to ensure that similar breaches will not occur) warrants immediate termination of this Agreement upon notice by the terminating Party, provided that FEC may proceed at its election to mitigate its damages by exercising its Right to Ensure Service. Termination shall discharge each Party's obligations under this Agreement, except for any obligation that survives the termination or end of this Agreement as set forth in this Agreement.

The Parties further agree that, for any of the following breaches, a Party shall have no opportunity or right to cure, and upon giving notice, the terminating Party shall have the right to immediately terminate this Agreement:

(1)	an act of either Party, including an officer, owner, or agent of the Party, that is inconsistent with the honesty and integrity or compliance with Applicable Law requirements of Section 5.5 of Attachment A-2 to Schedule A and Section 1.3 of this Agreement (and the Parties agree that a breach by JTI, including an officer, owner, or manager of JTI of the honesty and integrity and compliance with Applicable Law provisions of any Agreement between the Parties shall be cause to terminate this Agreement);

(2)	the failure of FEC to pay in accordance with Schedule C and its attachments and Schedule G, or the failure of JTI to pay any agreed to chargeback or adjustment in accordance with Section 5;

(3)	the failure of JTI to register, or maintain registration, as a corporate entity and employer under Section 6.1;

(4)	the failure of JTI to treat Personnel as employees in the provision of Services under this Agreement consistent with the obligations of Section 6.2;

(5)	the failure of either Party or its agents, to comply and ensure compliance with posted standards prohibiting any form of violence, harassment or possession of firearms and weapons under Section 6.7 or Section 5.5 of Attachment A-2 to Schedule A;

(6)	the failure of either Party to maintain required insurance coverage under Section 11;

(7)	an assignment by either Party in breach of the assignment provisions of Section 17;

(8)	the failure of JTI to take reasonable care to ensure safe operations or regulatory compliance in accordance with Schedule I;

(9)	an imminent or actual disruption or threat of disruption to a substantial volume of service where either Party fails to provide prompt and adequate assurance of performance upon request by the other Party;

(10)	upon JTI's Default on Debt, as defined in Section 12.3; and

(11)	any breach or breaches that constitute material breach, whether similar or dissimilar to the breaches listed above.

15.4	Expiration or Termination Date. The Parties acknowledge that this Agreement has a set Expiration Date, has no provision for renewal or automatic renewal, and further acknowledge that there is no express or implied obligation upon either Party to enter into a subsequent agreement for the Services upon the expiration of this Agreement. The Parties further acknowledge that neither Party has an expectation of any further or additional contractual relationship following the expiration of this Agreement and expressly disclaim any reliance on any statement or representation to the contrary. However, if the Parties agree in writing, either the Expiration Date or the Termination Date of this Agreement may be extended. No oral agreement to extend this Agreement will be effective. The level of Charges at the Termination Date or Expiration Date will continue in effect through any period for which the term of this Agreement is extended.

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15.5	JTI's Obligations Upon Expiration or Termination.Upon expiration or termination of this Agreement for any reason, JTI agrees promptly to return to the FEC Station any packages, documents, trailers, dollies or other FEC property. Upon expiration or termination of this Agreement, JTI is no longer authorized to use or display the FedEx Marks (as defined in Section 10.3), and it will immediately remove or permanently mask (such as by painting over) all FedEx Marks and vehicle identification from the Equipment. JTI acknowledges and agrees that payment of final charges is contingent upon receipt by FEC of evidence that all such FedEx Marks have been removed or permanently masked.

16.	DISPUTE RESOLUTION

16.1	Dispute. The Parties agree that "Dispute" includes any dispute, claim or controversy between the Parties arising out of or relating in any way to this Agreement and/or the relationship between the Parties resulting from this Agreement, either directly or indirectly, including without limitation with respect to the interpretation of any provision of this Agreement, the performance by either Party, the treatment by one Party of the other, and/or the termination of this Agreement, whether in contract or in tort, or for damages or equitable remedies of whatever kind, and whether arising pursuant to a statute, regulation, at common law, in equity or otherwise. The Parties agree that the joinder or intervention obligation set forth in Schedule L of this Agreement is not subject to Sections 16.1, 16.2, 16.3 or 16.5 of this Dispute Resolution provision.

16.2	Optional Informal Dispute Resolution. The Parties may request Optional Informal Dispute Resolution to attempt to resolve a Dispute in good faith. A Party requests Optional Informal Dispute Resolution by notifying the other Party in a writing that expressly references "Optional Informal Dispute Resolution." JTI agrees to request Optional Informal Dispute Resolution in writing directed to the FEC Station or district management, or FEC Service Provider Solutions. Within a reasonable period of time following receipt of a written request, FEC and JTI's Authorized Officer or Business Contact will confer informally to attempt to resolve the Dispute in good faith. Nothing in this section shall act as a waiver of any privilege, including compromise offers and negotiations.

16.3	Arbitration. In their mutual interest to resolve Disputes promptly and efficiently, the Parties have elected to abide by the following mandatory arbitration provisions, the class waiver provision, and the Arbitration Procedures in Section 16.5. The Parties agree that any Dispute, including without limitation the scope or applicability of this agreement to arbitrate, shall be determined by final binding arbitration. The Parties agree that the arbitrator shall have exclusive authority to resolve any Disputes including, without limitation, the formation, existence, validity, enforceability, interpretation, or scope of this agreement to arbitrate. The Parties agree that any decision by the arbitrator, including any partial or final award, will be binding only as to the particular dispute between the Parties and shall not have any collateral estoppel effect or precedential value as to any other dispute between the Parties or as to any dispute between a Party and a non-party to this Agreement. Neither Party will argue that the result of a different, unrelated ISP's arbitration has any effect in a dispute between the Parties. No suit at law or in equity based on any Dispute or controversy shall be instituted by either Party hereto, other than a suit to confirm, enforce, vacate, modify or correct the award of the arbitrator as provided by Applicable Law. This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO A COURT TRIAL AND TRIAL BY JURY IS OF VALUE. BY SIGNING THIS AGREEMENT, THE PARTIES KNOWINGLY AND VOLUNTARILY WAIVE SUCH RIGHT FOR ANY DISPUTE AND AGREE THAT THE TERMS OF THIS AGREEMENT TO ARBITRATE APPLY TO ANY DISPUTE.

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16.4	Class Action, Multi-Party, Multi-Claimant Waiver for Arbitration and Civil Litigation.

The Parties unconditionally agree that all Disputes and claims that accrued or arose on or after the effective date of this Agreement are subject to arbitration pursuant to this Section 16 and will be brought in a Party's individual capacity, and not as a plaintiff or class member in any purported class representative, multi-party, multi-claimant, or other consolidated proceeding. There shall be no right or authority for any claims to be arbitrated on a class representative, multi-party, or multi-claimant, or consolidated basis, regardless of forum. Absent the agreement of the Parties, the arbitrator may not consolidate more than one Party's claims or more than one matter and may not otherwise preside over any form of a representative class, multi-party, or multi-claimant proceeding. Notwithstanding Section 18.6 of this Agreement, if the class action waiver set forth above is deemed unenforceable for any reason, the agreement to arbitrate set forth in Section 16.3 of this Agreement shall have no force or effect for those claims being sought in the class action. Further, if the agreement to arbitrate set forth in Section 16.3 of this Agreement is deemed unenforceable for any reason, this class action waiver shall remain in full force and effect and, to the extent permitted by Applicable Law, there shall be no right or authority to litigate any claims on a class representative, multi-party, or multi-claimant, or other consolidated basis. Each Party agrees that the joinder or consolidation of any action commenced in respect of a Dispute is not permitted and further agrees it will not request, and will oppose, any such joinder or consolidation. Each Party also agrees not to commence or participate in any class action, either as a representative plaintiff or as a member of a plaintiff class and will opt out of any such class action if it involves, directly or indirectly, any Dispute.

16.5	Arbitration Procedures.

(A)	Commencement of Arbitration. An Arbitration demand must be filed with either American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services ("JAMS") within one year of when the Party commencing arbitration knew, or in the exercise of reasonable diligence should have known, of the act or omission giving rise to the Dispute. The one-year period to commence Arbitration shall not be tolled or extended due to participation in Optional Informal Dispute Resolution or filing a lawsuit or claim related to the Dispute in any venue, forum or jurisdiction other than AAA or JAMS, including but not limited to, state or federal court. FAILURE TO FILE A DEMAND FOR ARBITRATION THROUGH AAA OR JAMS IN WRITING WITHIN THIS ONE-YEAR PERIOD WILL CONSTITUTE AN ABSOLUTE BAR TO THE INSTITUTION OF ANY PROCEEDINGS AND A WAIVER OF ALL CLAIMS. Except as expressly modified in this Section 16.5, the Arbitration shall be administered pursuant to AAA's Commercial Arbitration Rules if AAA has been selected, or, if JAMS has been selected, the JAMS Comprehensive Arbitration Rules and Procedures. These AAA and JAMS rules provide the procedures for the arbitration of any Dispute. No other rules of civil procedure shall apply. Disputes regarding procedural issues shall be resolved first by conferral and agreement between the Parties and, if necessary, by a ruling of the arbitrator, with due consideration given to the intent of the Parties to resolve Disputes promptly and efficiently. The Parties shall be entitled to move the arbitrator for summary disposition in whole or in part. The arbitrator shall provide the Parties a reasonable amount of time to submit briefing on such motion before ruling. Arbitration under this Agreement will be decided by a single, neutral arbitrator, chosen pursuant to the procedures of AAA or JAMS. Unless the Parties agree to a different location, any hearing will take place at the AAA or JAMS office that is nearest to the Contracted Service Area involved in the Dispute.

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(B)	Arbitration Fees and Costs. The Party initiating Arbitration shall pay its own initial filing fees. Upon written request made within 30 days of the initial filing, FEC will reimburse JTI up to $2,500 of initial filing fees per case. However, the arbitrator may allocate all or part of the initial filing fees in the award. The Parties agree to equally divide all arbitrator costs and fees charged by the AAA or JAMS, but the arbitrator may allocate all or part of these costs and fees in the award. The Parties agree that each Party shall be responsible for all other costs, fees, and expenses it incurs in connection with the Arbitration.

(C)	Discovery. Unless the Parties agree otherwise or the arbitrator rules on a showing of good cause, discovery will be limited to 25 interrogatories (including discrete subparts); 25 document requests (including discrete subparts), including requests for documents submitted to a third-party through a third-party subpoena; and 3 depositions per side. Unless the Parties agree otherwise or the arbitrator rules on a showing of good cause, discovery of electronically stored information and emails shall be limited to 3 custodians per side. The Parties shall not seek written or oral discovery of any individual affirming or testifying in a corporate representative capacity regarding information known or reasonably available to the corporation, and the scope of any written discovery requests will be limited to the FEC Station(s) at issue in the Dispute. Unless the Parties agree otherwise, any AAA or JAMS rules and procedures regarding the voluntary and informal exchange of documents and information shall not apply.

(D)	Awards. Within 30 days after the conclusion of the arbitration the arbitrator, unless otherwise requested by the Parties, shall issue a written award with reasons given and evidence cited for the award. Judgment on the award may be entered in any court having jurisdiction. Consistent with the Confidentiality provisions of this Agreement, and where permitted by Applicable Law, the Party seeking to have an award entered, confirmed, vacated, modified, or corrected shall move to do so under seal. Subject to the terms of Section 13 of this Agreement, the arbitrator shall have the authority to award relief permitted by Applicable Law. The Parties agree, however, that the arbitrator shall have no authority or power to renew, extend, or reinstate this Agreement or any agreement between the Parties, prevent termination of this Agreement, or otherwise bind the Parties to an agreement whether by final award, preliminary or permanent injunction, specific performance, or other equitable theory. If either Party provides notice of termination pursuant to Section 15.3, the other Party shall not challenge the termination under the emergency relief procedures set forth in AAA Rule 39 or JAMS Rule 2, and the arbitrator shall have no authority or power to issue an award preventing the noticed termination under such AAA or JAMS rule or by temporary injunction, specific performance, or any other procedure. The arbitrator shall have no authority or power to enter an award, either provisional or final, that alters, amends or modifies any of the terms and conditions of this Agreement, in any form or manner, or otherwise take any action having the same or similar effect. If the law applicable to the Dispute(s) being arbitrated authorizes the award of attorneys' fees and costs (including administrative fees and costs of the arbitrator), then the arbitrator shall apply the same standards a court would apply in determining whether, and the extent to which, to award attorneys' fees and/or costs.

(E)	Confidentiality. Disputes conducted pursuant to this Section 16, including but not limited to any discussions, discovery, filings, hearings, decisions, and awards, shall be confidential, unless otherwise required by Applicable Law or unless such disclosure is necessary to either Party's attorneys, accountants, or other professional advisors to effect the purposes for which they have been consulted or retained. Only a Party's attorneys may disclose information relating to the arbitration to third parties or a court to the extent necessary to litigate claims or defenses asserted in the arbitration or to enforce this arbitration provision. Disclosure is not permitted for any other reason that is not expressly set forth in this section. The Parties agree to ensure that any persons to whom such confidential information is provided, other than where a disclosure is required by Applicable Law, agree in writing to keep the information they receive confidential. If either Party is issued a subpoena or other judicial process requiring disclosure of confidential information, that Party will notify the other Party consistent with the terms of Section 10 of this Agreement before such disclosure is to be made, if possible, and if not possible, then as soon as practicable, so that the other Party may move to quash the subpoena or judicial process if it so desires. Except as provided herein, no documents provided or submitted in connection with such proceedings or the information contained therein shall be disclosed to any non-party or used for any purpose other than the prosecution or defense of any Dispute without the prior written consent of the Party who has provided or produced the document or information. In the event of any disclosure that is inconsistent with these terms, the Parties will take all steps necessary to minimize dissemination of the information, as set forth in Section 10 of this Agreement.

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16.6	Continued Performance. Absent termination of this Agreement, each Party agrees to continue performing its obligations under this Agreement while a Dispute is being resolved in accordance with this Section 16, except to the extent the issue in dispute precludes performance (provided that a Dispute over payment will not be deemed to preclude performance) and without limiting either Party's right to terminate this Agreement as provided in Section 15.

17.	ASSIGNMENT

Neither Party is authorized to assign this Agreement without the prior written consent of the other, which consent will not be unreasonably withheld. Without limiting the reasonable grounds for withholding such consent, the Parties agree that, in all instances, FEC's withholding consent shall be deemed reasonable if, in the judgment of FEC and upon consideration of the scale of the proposed assignment and the proposed assignee's current contracting relationship with FEC, or lack thereof, (A) the proposed assignment would result in the inability of an Independent Service Provider to achieve the results contracted for in this Agreement, (B) such assignment would continue or result in FEC's undue reliance for service on a single Independent Service Provider, Independent Service Providers, or commonly controlled service providers, (C) the proposed assignment would result in or require decreased stop or package density, redefinition of Contracted Service Area(s) or a non-contiguous Contracted Service Area, or (D) the proposed assignment would result in a Contracted Service Area that is inconsistent with applicable station scale guidelines.

Notwithstanding the foregoing, FEC may assign its rights and obligations under this Agreement without the consent of JTI to (1) any FedEx company or affiliate of FEC, including without limitation, a parent, subsidiary or sibling company; (2) any person or entity that acquires all or substantially all of the voting stock or assets of FEC or of any affiliate of FEC; or (3) any successor of or to FEC in a merger, consolidation, reorganization or similar transaction or in connection with an acquisition of FEC or any affiliate of FEC, in which case JTI agrees to amend and otherwise conform this Agreement to reflect such assignment in accordance with Section 18.1 of this Agreement.

For any assignment other than the exception stated in this Section 17, the Party proposing the assignment shall notify the other Party in writing, which notification shall include the nature, type and scope of the proposed assignment. JTI agrees that an assignment proposed by it shall be in the form prescribed by FEC, electronic or otherwise, as stated on JTI's MyGroundBizAccount and incorporated herein by reference. The non-assigning Party shall, within 60 calendar days of being notified, notify the assigning Party in writing of its consent or lack of consent to the proposed assignment, and JTI agrees that FEC shall not be obligated to consider an assignment proposed by JTI within 120 calendar days of the Expiration Date or any termination date of this Agreement.

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Subject to the foregoing, any assignment made by a Party without the consent of the other Party will be void and of no effect as between the Parties, including the following, each of which shall be deemed to constitute an assignment hereunder: (1) any assignment by operation of Applicable Law or any court-ordered plan of merger, consolidation or liquidations; (2) any transfer of, or change in, control, either directly or indirectly, of JTI through the appointment of new officers or directors, or through the sale or transfer of its stock or assets in a single transaction or series of related transactions; (3) any merger or acquisition by or of JTI with or into another entity to form or become part of a new or different entity; (4) subcontracting inconsistent with the provisions of Section 7.1; or (5) any other transaction, transfer, or the like that had or has the effect of assignment or design to circumvent the provisions of this Section 17.

JTI agrees that JTI may not assign, delegate, or transfer this Agreement or any of its rights or obligations hereunder upon JTI's insolvency or bankruptcy.

18.	GENERAL

18.1	Entire Agreement; Amendment. This Agreement, including any schedules, attachments or amendments hereto, and any terms explicitly incorporated into this Agreement by reference herein, and the Confidentiality and Non-Disclosure Agreement entered into in connection with the negotiations over this Agreement, each of which is incorporated herein for all purposes, constitutes the complete, exclusive, and fully integrated statement of the Parties' agreement ("Integrated Agreement") and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Agreement. The Parties also intend that this Integrated Agreement may not be supplemented, explained, or interpreted by any evidence of trade usage or course of dealing. The Parties acknowledge and agree that they did not rely upon statements or representations not contained within this Integrated Agreement. The Parties agree that any oral or written statements or representations related to contracting evaluations and/or end of agreement process are not incorporated into this Agreement and do not create new or different contract or rights. Except as otherwise provided under this Integrated Agreement, no change, waiver, or discharge of this Agreement will be valid unless in writing (hard copy or electronic) and acknowledged by the Parties by written or electronic signature or other acknowledgement that is reasonable under the circumstances. In the event of any modifications to the Service Days, Services, Service Offerings, FedEx Business Segments, security measures, or other terms as provided herein, the Parties agree to amend and otherwise conform this Agreement, including its Schedules and Attachments, to reflect such modification.

18.2	Interpretation. In the event of a conflict or inconsistency between the terms of this Agreement and a schedule, attachment or amendment to this Agreement, the terms of this Agreement will prevail, except where the schedule, attachment or amendment expressly clarifies or modifies this Agreement. The Parties agree that the provisions of this Agreement shall be interpreted in a reasonable manner to effectuate the purposes, objectives and intentions as set forth herein. Headings appearing in this Agreement are for convenience only and do not in any way limit, amplify, modify, or otherwise affect the terms or provisions of this Agreement. The Parties agree that neither Party shall be deemed to be the drafter of this Agreement and that in construing this Agreement no provision hereof shall be construed in favor of one Party on the ground that such provision was drafted by the other.

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18.3	Legal Process. Each Party agrees to immediately forward to the other Party every demand, notice, summons or other legal process received that involves a claim, suit or other legal proceeding arising from or in any way related to that Party with respect to this Agreement or its subject matter.

18.4	Duty to Cooperate; Compliance with Law; Certification of Compliance. Each Party will cooperate in good faith with the other Party in conducting investigations internal to its respective business operations, securing and giving evidence, responding to discovery, attending hearings and trials, and obtaining the attendance of witnesses at hearings, trials and meetings, and otherwise will cooperate in such matters. JTI agrees to cooperate in good faith in investigations regarding safety, security, compliance with Applicable Law, and its obligations under this Agreement.

JTI acknowledges and agrees that it shall, at its sole cost and expense, comply with Applicable Law and its obligations under this Agreement; that it is obligated to maintain records regarding its compliance with such Applicable Laws and its obligations under this Agreement; and that it will, upon request, provide to FEC, or a third-party designee, written certification, information, and/or a demonstration of compliance with such Applicable Laws and performance of obligations under this Agreement. Any third- party designee(s) will be subject to the Confidential Information provision at Section 10 of this Agreement.

18.5	Notices. All notices, requests, demands and determinations under this Agreement (other than routine operational communications, which shall be in the form prescribed by FEC, electronic or otherwise), will be in writing (hard copy or electronic) and will be deemed duly given as follows: (1) when delivered by hand; (2) one Business Day (as defined in Schedule A) after being provided for delivery to an express courier with a reliable system for tracking delivery; (3) when sent by confirmed facsimile with a copy sent by another means specified in this Section 18.5; (4) when sent by FEC to the electronic mail address listed in the Service Provider Profile on JTI's MyGroundBizAccount, which electronic mail address JTI agrees to keep active and accurate; (5) when posted by FEC on JTI's MyGroundBizAccount; or (6) six Business Days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, in each such case addressed to each Party as listed below:

JAR TRANSPORTATION INC

Address: See Service Provider Profile

Federal Express Corporation

1000 FedEx Drive

Moon Township, PA 15108

Attention: Service Provider Solutions

A Party may from time to time change its address or designee for notice purposes by giving the other Party at least ten calendar days' prior written notice of the new address or designee and the date upon which it will become effective.

18.6	Severability. Subject to the right of either Party under Section 15.2(A) to terminate this Agreement for a change of relationship, if any provision of this Agreement conflicts with the Applicable Law under which this Agreement is to be construed or if any such provision is held invalid by a competent authority, such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with Applicable Law, and the remainder of this Agreement will remain in full force and effect.

18.7	Force Majeure. No Party will be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent the default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, riots, terrorist attacks, civil disorders, pandemics, epidemics, government orders, or any other similar cause beyond the reasonable control of such Party, provided the non-performing Party is without fault in causing the default or delay, the default or delay could not have been prevented by reasonable precautions and could not reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means, and the non-performing Party has commenced and is pursuing all reasonable and available means and measures to minimize and eliminate the resulting default or delay.

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18.8	Waiver of Default. A delay or omission by either Party to exercise any right or remedy under this Agreement or Applicable Law will not be construed to be a waiver of that right or remedy. A waiver by either of the Parties of any breach of this Agreement will not be construed to be a waiver of any succeeding breach thereof or of any other covenant in this Agreement.

18.9	Survival. The provisions of Sections 6.2, 6.5, 10, 14, 15.5, 16, 18.3, 18.4, 18.6, 18.10, and Section 5.5 of Attachment A-2 to Schedule A, Sections 2 and 5 of Schedule C, and Schedule L as well as any other provision of this Agreement which contemplates or reasonably requires performance or observance subsequent to termination or expiration of this Agreement, will survive termination or expiration of this Agreement and continue in full force and effect.

18.10	Governing Law. This Agreement and all matters arising out of, related to, or occurring in connection with this Agreement, or other disputes between the Parties to this Agreement, shall be governed by, construed, interpreted, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to any choice of law or conflict of laws rules or provisions, provided that the arbitration provisions in Section 16 of this Agreement shall be governed by the Federal Arbitration Act ("FAA"). In the event that the FAA is inapplicable for any reason, the Parties agree that the Pennsylvania Revised Uniform Arbitration Act shall apply.

18.11	Consent to Conduct Transactions by Electronic Methods. FEC and JTI consent to conduct transactions by any electronic method permitted by the Federal Motor Carrier Safety Administration ("FMCSA"). This consent includes, but is not limited to, the use of electronic methods to effectuate and transmit the signature of any document, including this Agreement and any supplement, modification, addendum, amendment, notice, consent and/or waiver required by this Agreement, or any other document required by FMCSA regulations to be generated and maintained (or exchanged by private parties). The Parties agree that when either Party uses any electronic method to accomplish electronic signatures, the chosen method: (i) identifies and authenticates the sender as the source of the electronic communication; (ii) indicates the sender's approval of the information contained in the electronic communication; (iii) produces an electronic document with the same integrity, accuracy, and accessibility as a paper document or handwritten signature; and (iv) any other obligations required by Applicable Law to accomplish legally enforceable and binding electronic signatures.

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APPENDIX

SCHEDULE A	Contracted Service Area, Services and Service Results, and Service Offerings, Changed Conditions
Attachment A-1	Contracted Service Area
Attachment A-2	Contracted Services and Service Results
Attachment A-3	Service Offerings
SCHEDULE B	Leased Equipment
Statement of Lease	Statement of Lease
Attachment B-1	Rental Equipment
SCHEDULE C	Negotiated Charges
Attachment C-1	Negotiated Charges Table
Attachment C-2	Additional Services
SCHEDULE D	[RESERVED]
SCHEDULE E	[RESERVED]
SCHEDULE F	Daily Stop Threshold
SCHEDULE G	Shuttle Service
SCHEDULE H	Compliance with Specific Laws
SCHEDULE I	Safe Operating Practices
SCHEDULE J	[RESERVED]
SCHEDULE K	Enhanced Peak Service
SCHEDULE L	Insurance and Indemnification
SCHEDULE M	Alternative Vehicle Operations
SCHEDULE N	Contract Start-up Period

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Page 1 of 1	Schedule A
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SCHEDULE A

CONTRACTED SERVICE AREA, SERVICES AND SERVICE RESULTS, AND

SERVICE OFFERINGS, CHANGED CONDITIONS

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule A of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026.

The Contracted Service Area JTI has agreed to service, the Contracted Services JTI has agreed to perform, the Contracted Service Results JTI has agreed to achieve, and the Service Offerings JTI has agreed to provide to Customers are defined and set forth in Attachment A-1, Attachment A-2, and Attachment A-3.

1.	CHANGED CONDITIONS

The Parties acknowledge that changed Customer, market, or competitive demands; significant and sustained volume changes of indefinite duration; technology offerings or advances; or changes in Applicable Law, including without limitation a determination by a court, agency, or other competent authority that the relationship between FXG or FEC and any ISP is inconsistent with Section 1.2 of this Agreement ("Changed Conditions") may warrant FEC's implementation of new or modified Equipment, technology, Operator, Service, or brand standards, or CSA rights and obligations and, in some cases, require corresponding modifications to this Agreement or its Schedules or Attachments during the Term. In the event of, or in anticipation of, Changed Conditions, FEC shall provide advance notice of its intention to transition to modified terms ("Modification Notice") and, as applicable, its intent to negotiate a targeted adjustment of the Charges set forth in Schedule C ("Targeted Adjustment"). If the modified terms will materially increase the reasonable costs incurred by JTI in providing the Services, then JTI may request to negotiate a Targeted Adjustment, provided such request is made in writing within 7 "Business Days" (as defined herein) of receipt of any Modification Notice. For purposes of this Schedule A, a "Business Day" shall not include Saturdays, Sundays, or any Excluded Days defined in Attachment A-2 to this Schedule. If neither Party seeks a Targeted Adjustment, or if JTI fails to demonstrate within 7 Business Days a material effect on its reasonable costs warranting Targeted Adjustment, then the modification(s) stated in the Modification Notice shall become effective as set forth therein.

1.1	Negotiation Period; Good Faith Duty. Within 10 Business Days of a request for Targeted Adjustment, the Parties shall begin good faith negotiations, which may continue up to 21 Business Days ("Negotiation Period"). Good faith negotiations shall mean each Party conferring with the other at reasonable times and exchanging reasonable proposals toward the end of reaching agreement.

1.2	Agreement to Conform Contract Terms. If the Parties reach agreement, or if JTI fails to demonstrate a material effect warranting a Targeted Adjustment, the Parties shall execute a new Agreement, Schedule, Attachment or other amendment that memorializes the new or modified terms and their effective date(s) by no later than the end of the Negotiation Period or the effective date stated in the Modification Notice.

1.3	Failure to Agree; Mutual Right to Terminate. If the Parties enter negotiations and do not reach agreement, then either Party may terminate this Agreement in whole by providing the other Party written notice thereof within 7 Business Days after impasse or the end of the Negotiation Period, whichever occurs first. If a Party issues such a termination notice, this Agreement shall terminate either 45 calendar days after the date when such notice was issued or at the end of this Agreement, whichever occurs first.

Nothing in this Schedule shall limit any other term of this Agreement providing for modification thereof.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 3	Attachment A-1 to Schedule A
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ATTACHMENT A-1

CONTRACTED SERVICE AREA

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment A-1 to Schedule A of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Attachment A-1 will supersede any previously executed Attachment A-1.

1.	CONTRACTED SERVICE AREA

The Parties acknowledge the distinct service offerings of the FedEx Business Segment known as "FedEx Ground," which is primarily a business-to-business service, and the separate FedEx Business Segment known as "FedEx Home Delivery," which is primarily a business-to-residential service. The Parties agree that JTI's Contracted Service Area is defined in Section 2.1 below, and that JTI shall have the obligation to provide both FedEx Ground and FedEx Home Delivery services throughout the entirety of the Contracted Service Area. The Parties further agree that the Contracted Service Area may be defined by entire Zip Codes, partial Zip Codes with street listings (ranges included if appropriate), or specific Pickup and Delivery Stops; city names are displayed for descriptive purposes only; a map may be used to represent geography; and specific Pickup and Delivery Stop exclusions from the Contracted Service Area, if any, are also shown.

2.	CSA GEOGRAPHICAL DESCRIPTION(S)

2.1          CSA Geographical Description: 301222

ZIP

93201-ALL

93204-ALL

93207-ALL

93208-ALL

93212-ALL

93218-ALL

93219-ALL

93239-ALL

93256-ALL

93257-ALL

93258-ALL

93265-ALL

93266-ALL

93267-ALL

93270-ALL

93272-ALL

93282-ALL

ZIP	CITY	STREET NAME	BLOCK RANGE

ADDITIONAL AND/OR SPECIFIC PICKUPS

ZIP	SHIPPER NAME	ADDRESS

(A) CSA Pickup and/or Delivery Exclusions:

CSA EXCLUSIONS

ZIP	CITY	STREET NAME	BLOCK RANGE

CSA PICKUP EXCLUSIONS

ZIP	SHIPPER NAME	ADDRESS

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 2 of 3	Attachment A-1 to Schedule A
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2.2	Redefinition of the Contracted Service Area. The Parties agree that the Contracted Service Area will be redefined only (1) by written agreement of the Parties, (2) in the event the United States Postal Service ("USPS") changes the geographical areas defined by the USPS Zip Codes thus expanding or contracting the Contracted Service Area, in which case the Parties agree to restate the Contracted Service Area to reflect the Parties' original agreement, (3) as a result of JTI assigning this Agreement pursuant to Section 17 of the Agreement, (4) as a result of FEC exercising its Right to Ensure Service (defined in Attachment A-2 to Schedule A), or (5) in accordance with this Agreement. The Parties further agree that any redefinition of the Contracted Service Area will be reflected in the Agreement by the Parties modifying and re-executing this Attachment A-1.

3.	FEC STATIONS

The Parties agree that the Contracted Service Area will be serviced from the FEC Station(s) specified in Section 3.1 below, and/or any other FEC-designated relay or consolidation location(s) stated at and made available via JTI's MyGroundBizAccount and incorporated by reference herein.

The Parties have negotiated the number of "Load/Unload Positions" to be assigned to JTI as shown in the table(s) below. FEC reserves the right, upon reasonable notice, to stage packages for loading by JTI at other designated locations within the FEC Station(s), or at other FEC-designated relay or consolidation location(s), and JTI agrees, upon reasonable notice, to transport packages to other FEC-designated relay or consolidation location(s) for outbound transportation. The Parties understand and agree that FEC may establish for each Service Day a single sort or multiple sorts at each FEC Station, and that the corresponding "Cutoff Time(s)" for each FEC Station specified below will be stated at and made available via JTI's MyGroundBizAccount and is incorporated herein by reference.

JTI agrees that, prior to executing this Agreement and providing Services, JTI accessed its MyGroundBizAccount and viewed the Cutoff Time(s) and FEC designated relay or consolidation location(s), as applicable, for each specified FEC Station. JTI agrees to immediately notify FEC if, for any reason, it is unable to access its MyGroundBizAccount. In addition, the Parties agree that FEC may modify the number of sorts and corresponding Cutoff Time(s) and the FEC-designated relay or consolidation location(s) by providing 14 calendar days' advance written notice, or a shorter period as may be reasonable in the circumstances via posting on JTI's MyGroundBizAccount.

In the event of a Relocation or Redomicile pursuant to Section 3.8 of Attachment A-2 to Schedule   A, FEC may in its sole discretion re-allocate the negotiated Load/Unload Positions among the FEC Station(s) from which JTI is providing the Services. FEC shall provide written notice of such re-allocation via posting on JTI's MyGroundBizAccount.

3.1	FEC Station(s) - Bakersfield/00933

Effective Date	10/12/2024	10/11/2025	n/a	n/a	n/a
Load/Unload Positions	0	0	n/a	n/a	n/a

4.	EXCLUSIVE RIGHT TO SERVICE THE CONTRACTED SERVICE AREA

The Parties agree that, during the Term of this Agreement, JTI will have the exclusive right and obligation to provide the Contracted Services (defined in Attachment A-2 to Schedule A) in connection with the pickup and delivery of FedEx Ground or FedEx Home Delivery Business Segment packages, as applicable, in the Contracted Service Area, subject to JTI's Right to Decline Service (defined in Attachment A-2 to Schedule A), FEC's Right to Ensure Service (defined in Attachment A-2 to Schedule A), and the provisions of this Agreement. JTI agrees that such exclusive right does not apply to (1) a Service, Service Offering, or FedEx Business Segment not expressly defined in this Agreement; (2) packages to be picked up or delivered on a

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 3 of 3	Attachment A-1 to Schedule A
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day other than a designated Service Day; (3) packages designated by Customers or FEC to be transported by a tractor and trailer configuration; (4) packages designated by Customers for pickup, transport, or delivery by the United States Postal Service or other delivery service or company; (5) packages to be picked up and delivered on the same Service Day; or (6) packages tendered by Customers to consolidated drop-off locations.

The Parties further agree that, subject to JTI's Right to Decline Service (defined in Attachment A-2 to Schedule A) and notwithstanding the terms of this Agreement, FEC may tender to JTI any package designated to be picked up and/or delivered within the Contracted Service Area geographical description, or outside of but within reasonable proximity to it, and JTI agrees to pick-up and/or deliver such packages.

The Parties also agree that JTI's service obligations under this Agreement may require it to pickup and/or deliver packages outside of the Contracted Service Area and that other ISPs' service obligations may require that they pick up and/or deliver packages in the Contracted Service Area.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 8	Attachment A-2 to Schedule A
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ATTACHMENT A-2

CONTRACTED SERVICES AND SERVICE RESULTS

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment A-2 to Schedule A of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Attachment A-2 will supersede any previously executed Attachment A-2.

This Agreement is a requirements contract whereby JTI will generally pick up and/or deliver as many packages as FEC assigns or tenders to JTI for such services on the "Service Days" defined below.

1.	SERVICE DAYS

The Parties agree that the Contracted Services will be provided on the Service Days. Unless stated otherwise on MyGroundBizAccount, Service Days are Monday through Sunday, excluding New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day ("Excluded Days").

JTI agrees that FEC may modify the Service Days and the Excluded Days in response to Customer or competitive demands, which modifications will be effective upon advance written notice from FEC to JTI that is reasonable under the circumstances.

2.	CONTRACTED SERVICES

The Parties agree that JTI will provide the following Contracted Services on the Service Days using the vehicles of JTI referenced in Section 8 of this Agreement:

2.1	collection from the hub(s), station(s), substation(s) or non-facility substation(s), or other FEC-designated relay or consolidation location(s) ("FEC Stations") listed in Attachment A1 to Schedule A or on MyGroundBizAccount, as applicable, of packages for delivery; loading of packages into the Equipment or Rental Equipment; safe storage and handling of packages before, during and after transportation; and, in limited cases when requested by FEC, additional package loading including but not limited to removal of packages from the static rollers/conveyor belts, scanning of packages prior to loading, and/or staging packages for loading;

2.2	transportation of packages from the FEC Station to the address specified or designated for each package and delivery of each package consistent with the FEC Service Offerings (set forth in Attachment A-3 to Schedule A of this Agreement) selected by Customers;

2.3	collection and transmission of requested "Package Tracking Information" (as defined in Attachment A-3 to Schedule A of this Agreement) using the equipment and FEC Software set forth in Section 9.2 of this Agreement or, in contingency situations where the equipment or FEC Software is inoperative or unavailable, in an alternative format designated by FEC;

2.4	[OMITTED]

2.5	pickup of packages at FedEx Drop Boxes and at commercial and residential Customer locations during any Customer-defined time frame ("Pickup Windows") and transport of those packages, together with any accompanying forms or documentation, to the designated FEC Station (for the FedEx Ground or FedEx Home Delivery Business Segment) or other FEC-designated relay or consolidation location(s) at the time(s) required to meet service commitments;

2.6	return of undelivered packages at the end of each Service Day or, if the Parties agree, the morning of the next Service Day;

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 2 of 8	Attachment A-2 to Schedule A
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2.7	preparation of daily driver logs, daily vehicle inspection reports and any other legally required documents and filing of them with FEC in the format and by the electronic or other mode of transmission designated by FEC at the end of each Service Day, or otherwise if the Parties agree;

2.8	affixing and removing package tracking devices (including SenseAware ID tags) and shipping labels to and from packages as applicable—FEC shall provide package tracking devices and shipping labels, and ISP shall ensure that unused tracking devices are securely stored in the Equipment and returned to FEC at the end of each Service Day;

2.9	segregation of pickup and any returned, undelivered volume by Customers, Customer accounts, service commitments, or other features as requested by FEC to enable efficient package unload and accurate routing;

2.10	stocking and configuration of FedEx Drop Boxes as applicable, and marking of any damaged FedEx Drop Boxes with an "Out of Service Tag" (form provided by FEC) and prompt notification to FEC of any damaged FedEx Drop Boxes; and

2.11	provision of "Additional Services," if any, as set forth in Attachment C-2 to Schedule C.

3.	RIGHTS TO DECLINE SERVICE

Except as provided herein, JTI has the right to provide or to decline to provide the Contracted Services in the situations and to the extent described below upon advance notice to FEC that is reasonable under the circumstances ("Rights to Decline"). Notwithstanding JTI's rights and obligations under Section 2 above, any exercise of JTI's Rights to Decline in accordance with this Section 3 will not constitute a breach of this Agreement.

3.1	Specific Customer Requests. The Parties acknowledge that Customers may make the following service-related requests:

(A)	that JTI make a pickup that the Customer has not scheduled to be tendered until 6:30 p.m. or later (in the Customer's time zone);

(B)	that JTI pick up packages on the same day a call for pickup service is placed by the Customer;

(C)	that JTI pickup or deliver more than 200 packages for an individual Stop (defined in Schedule C); or

(D)	that JTI make special modifications to the Equipment (for example, installation of custom shelving in cargo vans or straight trucks).

With respect to the Customer requests listed above, and except as set forth herein, JTI may provide or decline to provide the Services, provided that FEC may in its discretion designate Customers, Customer accounts, FEC station or hub service areas, or zip codes for which the above-listed Rights to Decline may not apply or may be modified by FEC from time to time. Such designations and modifications shall be stated at ISP's MyGroundBizAccount and are incorporated herein by reference.

With respect to Customer requests in Section 3.1(C), JTI agrees that it may decline pickup or delivery Service for only those packages in excess of 200 for that Stop; that FEC may in its discretion in that event, exercise its Right to Ensure Service by Re-directing or Re-assigning the request for services in whole or in part and that JTI will not exercise a Right to Decline for designated Stops that regularly have in excess of 200 packages as of the Effective Date of this Agreement.

If JTI declines to provide the Services, either itself or by subcontracting under Section 7 of this Agreement, JTI agrees that FEC may exercise its Right to Ensure Service.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 3 of 8	Attachment A-2 to Schedule A
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3.2	Daily Surges in Pickup and Delivery Volume. The Parties agree that JTI may provide or decline to provide the Contracted Services on Stops (as defined in Schedule C) in excess of a certain daily threshold ("Daily Stop Threshold"). The Parties also agree that the negotiated Daily Stop Threshold and the methodology for resetting the Daily Stop Threshold during the Term of this Agreement are set forth in Schedule F of this Agreement. If JTI declines to provide the Contracted Services on Stops (as defined in Schedule C) in excess of the Daily Stop Threshold, either itself or by subcontracting under Section 7 of the Agreement, FEC may exercise its Right to Ensure Service.

3.3	Non-Service Days. "Non-Service Days" are days not designated as Service Days pursuant to Section 1 above, if any. The need may arise for the Services to be provided on Non-Service Days. If FEC offers JTI the opportunity to provide the Services on Non-Service Days, JTI may provide or decline to provide them. If JTI declines, either itself or by subcontracting under Section 7 of this Agreement, JTI agrees that FEC may exercise its Right to Ensure Service.

3.4	[OMITTED]

3.5	Delayed Sorts; Delayed Inbound FedEx Express Services Volume. Except as provided herein for Delayed Inbound Volume, JTI may provide or decline to provide the Contracted Services on packages destined to the Contracted Service Area that cannot be loaded or staged for loading into the Equipment or Rental Equipment by the Cutoff Time (s) established for each FEC Station designated in Attachment A-1 to Schedule A. If JTI declines to provide Services on packages that cannot be loaded or staged for loading until after the Cutoff Time(s), either itself or by subcontracting under Section 7 of this Agreement, JTI agrees that FEC may exercise its Right to Ensure Service.

"Delayed Inbound Volume" is FedEx Express services volume that is due to arrive at the Station on the same Service Day it is to be delivered and that is to be loaded or staged for loading no later than one hour after the applicable Cutoff Time. Notwithstanding the applicable Cutoff Time, ISP agrees to provide Contracted Services to Delayed Inbound Volume, provided that such volume is loaded or staged for loading within one hour after the applicable Cutoff Time.

FEC shall provide to ISP advance written notice of Delayed Inbound Volume that is reasonable under the circumstances.

3.6	[OMITTED]

3.7	Shuttle Services. From time to time, FEC may have needs for packages to be transported between certain FEC and/or relay, consolidation or other locations (commonly referred to as "Shuttle Service"). FEC may, but is not required to, request that JTI provide Shuttle Service. The Parties agree that a description of the Shuttle Service and the Charges to be paid to JTI will be set forth in Schedule G of this Agreement.

3.8	Relocation of FEC Station or Contracted Service Area. JTI acknowledges that operational considerations (for example, package volume growth) may result in the FEC Station being relocated, in whole or in part, to a different building, facility or address ("Relocation"), or in the Contracted Service Area being serviced, in whole or part, from a different building, facility or address ("Re-domicile"), either temporarily (for example, during peak) or indefinitely (for example, when building capacity has been exceeded). If a Relocation or Re-domicile lasts for a period of sixty days or less, JTI agrees to provide the Services from the relocated FEC Station or to the re-domiciled Contracted Service Area. If a Relocation or Re-domicile lasts for a period of more than sixty days and materially affects the reasonable costs incurred by JTI in providing the Services, the Parties agree that either Party may request renegotiation of the Charges payable under the Agreement and the Parties will have the mutual obligation to engage in negotiations in good faith as defined in Schedule A of this Agreement. If JTI declines to provide Services during negotiations, either itself or by subcontracting under Section 7 of this Agreement, or if the Parties do not reach agreement after good faith negotiations, FEC may then exercise its Right to Ensure Service.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 4 of 8	Attachment A-2 to Schedule A
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4.	RIGHT TO ENSURE SERVICE

The Parties agree that FEC has the Right to Ensure Service as provided herein. To achieve the Parties' mutual objective of ensuring service continuity and meeting Customer requirements, JTI agrees to cooperate in good faith by, among other things, participating in planning meetings with FEC to exchange information, discuss service capacity, volume projections, service requests, and opportunities to transfer service areas, packages or stops to effectuate FEC's Right to Ensure Service in accordance with this Agreement.

4.1	ISP Declination. Whenever JTI exercises any of its Rights to Decline Service, FEC shall have the Right to Ensure Service as follows: (1) the "Right to Re-direct" one-time or occasional requests for Services that JTI has declined to provide and (2) the "Right to Re-assign" permanently standing or continuing requests for Services that JTI has declined to provide. Before FEC exercises its Right to Re-direct, FEC will give JTI notice of a one-time or occasional request for Services and the opportunity to provide the Services. Before FEC exercises its Right to Re-assign, FEC will give JTI written notice that it considers a request for Services to be standing or continuing and the opportunity to provide the Services. If FEC exercises its Right to Re-assign, JTI understands and agrees that the re-assigned Services will no longer be part of the Contracted Service Area, as redefined under this Section 4 and restated in Attachment A1 to Schedule A.

4.2	Mitigation of FEC's Damages; Liquidated Damages.In the event of non-performance by JTI of its obligations or its failure to provide prompt, adequate assurances of its ability and intention to meet its obligations upon request, FEC has the Right to Ensure Service by re-directing packages to mitigate its damages.

JTI acknowledges that FEC may be required to pay a premium to ensure service when JTI fails to perform its service obligations. JTI agrees that when it fails to meet its service obligations and FEC is required to pay other providers to ensure service, the damages incurred by FEC are not readily quantifiable. Accordingly, notwithstanding the Limitation of Liability provision in Section 13 of this Agreement, JTI agrees that if FEC is required to ensure service resulting from JTI's breach, the amount of JTI's monetary damages liability to FEC shall be based upon a rate for each Stop that JTI fails to service and for which FEC, therefore, arranges service. The Parties agree to the rate that is stated at JTI's MyGroundBizAccount and incorporated herein by reference. JTI agrees that this represents a reasonable approximation of FEC's monetary damages and does not constitute a penalty. This liquidated damages provision does not substitute for or limit FEC's rights to terminate this Agreement for breach in accordance with its terms.

5.	CONTRACTED SERVICE RESULTS

The Parties agree to conduct themselves consistent with their mutual business objectives of providing superior Customer service. ISP acknowledges that superior Customer service and favorable brand identity depend on making pickups timely within the Customer-designated pickup window and meeting time definite service commitments without exception and that failure to do so jeopardizes Customer accounts and future business prospects. Accordingly, as applicable, ISP shall deliver time definite packages by the times due on the Service Day tendered and shall further make its best efforts to deliver as soon as possible thereafter if timely delivery is not made or cannot be made. ISP agrees that failure to do so is a breach of this Agreement. To these ends, the Parties agree that the Contracted Services provided will meet the Contracted Service Results described in this Section 5.

5.1	Customer Delivery Instructions. JTI agrees to provide the Services to Customers compatible with applicable Customer Delivery Instructions, as defined in Attachment A-3, and the Customers' schedules, expectations and requirements for pickup and delivery, subject to JTI's Rights to Decline to provide the Services as set forth in Section 3 above.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 5 of 8	Attachment A-2 to Schedule A
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5.2	Inbound Local Service; Time Definite Delivery Service. JTI agrees to achieve a daily Inbound Local Service level of at least 98.5 percent of the daily average Inbound Local Service level attained by either the FEC Station or the FEC District, whichever is higher, in each FEC Station out of which JTI provides Contracted Services.

The Parties agree that daily "Inbound Local Service" will be calculated by dividing the number of packages that JTI delivers successfully each Service Day by the number of packages JTI delivers successfully each Service Day plus any Service Failures by JTI on that day. The Parties agree that "Service Failures" will include: (1) packages scanned as tendered to JTI for delivery that are not delivered on the same day or, as applicable, by the time due because of failures to attempt delivery, failures to locate delivery addresses, failures to deliver to commercial addresses when the businesses are open, and failures to deliver due to JTI errors; and (2) pickups of packages previously mis-delivered. The Parties further agree that daily Inbound Local Service will not be calculated for a Service Day that is subject to a FEC-approved weather exclusion applicable to the Contracted Service Area serviced by JTI.

ISP further agrees to achieve the applicable Time Definite Delivery Service Standards for each FedEx Express Service (or combination of FedEx Express Services) and that its failure to achieve any Time Definite Delivery Service Standard shall be a breach of this Agreement regardless of ISP's daily Inbound Local Service.

As applicable, the FedEx Express Services (or combination of FedEx Express Services) and corresponding Time Definite Delivery Service Standards are set forth on the Time Definite Delivery Service Standards Table set forth in the Schedule of Amendments to this Agreement or stated at ISP's MyGroundBizAccount and incorporated herein by reference. ISP agrees that FEC may modify the Time Definite Delivery Service Standards Table by providing advance written notice that is reasonable under the circumstances.

"Time Definite Delivery Service" shall be calculated separately for each FedEx Express Service (or combination of FedEx Express Services) listed in the Time Definite Delivery Service Standards Table by dividing:

•	the number of corresponding time definite packages for each FedEx Express Service (or combination of FedEx Express Services) that ISP timely delivers on the Service Day tendered during each Weekly Payment Period, by

•	the number of corresponding time definite packages ISP timely delivers on the Service Day tendered for each FedEx Express Service (or combination of FedEx Express Services) during each Weekly Payment Period plus the number of any Service Failures (defined herein) by ISP on corresponding time definite packages for each FedEx Express Service (or combination of FedEx Express Services) during the applicable Weekly Payment Period.

ISP agrees that FEC may, from time to time, modify the calculation for "Time Definite Delivery Service" herein upon providing advance written notice that is reasonable under the circumstances. Any such modification shall be posted by FEC on ISP's MyGroundBizAccount and incorporated into this Agreement by reference.

"Service Failures" for purposes of calculating Time Definite Delivery Service shall include the following: (1) any time definite packages tendered to ISP for delivery that are not delivered by the time due on the Service Day tendered because of failures to attempt delivery, failures to locate delivery addresses, failures to deliver to commercial addresses when the businesses are open, or failures to deliver due to ISP error; and (2) pickups of any time definite packages previously mis-delivered.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 6 of 8	Attachment A-2 to Schedule A
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Time Definite Delivery Service shall not be calculated for a Service Day that is subject to an FEC-approved weather exclusion applicable to the Contracted Service Area.

ISP agrees that FEC may, from time to time, modify the definition of "Service Failures" herein upon providing advance written notice that is reasonable under the circumstances. Any such modification shall be posted by FEC on ISP's MyGroundBizAccount and incorporated into this Agreement by reference.

5.3	Change in Service, Service Offerings or FedEx Business Segments. JTI agrees to provide the Services consistent with FEC's Service Offerings as set forth in Attachment A-3 to Schedule A. JTI understands and agrees that FEC may, in response to Customer, market or competitive demands, modify these Schedules and Attachments, including the Services, Service Offerings, or FedEx Business Segments set forth in this Agreement, and that such modifications will become effective upon written notice to JTI that is reasonable under the circumstances. If a change in the Services, Service Offerings, or FedEx Business Segments materially affects the reasonable costs incurred by JTI in providing the Services, the Parties agree that either Party may request renegotiation of the Charges set forth in Schedule C and that the Parties will have the mutual obligation to engage in negotiations in good faith, as that term is defined in Schedule A of this Agreement. JTI agrees to provide all Services under this Agreement, as modified, from the effective date stated in the notice, during any negotiations, and in the event that the Parties are unable to agree to renegotiated Charges. In that event, JTI may pursue the available Dispute Resolution procedures set forth in Section 16 of this Agreement but only with respect to the issue of whether a Party negotiated in "good faith" as that term is defined in Schedule A of this Agreement.

5.4	Security. JTI agrees to take all commercially reasonable measures to ensure security of people, to secure vehicles against unauthorized entry and use, and to avoid theft, loss, damage, destruction and/or delay in the handling, transporting and storing of packages.

JTI agrees that its failure to take all commercially reasonable measures as provided for in this section may constitute a material breach pursuant to section 15.3 of this Agreement. The determination whether such failure(s) constitute a material breach is at FEC's sole discretion and may include, but not be limited to, the number, frequency, and nature of breaches.

JTI acknowledges and agrees that the loss of, or damage to, any package handled by JTI under this Agreement has, among other things, a negative effect on Customer service and FEC's brand identity, which may result in lost business for, or other harms to, FEC. JTI further agrees that the damages and harms resulting from any such loss or damage are difficult to quantify. Accordingly, notwithstanding the Limitation of Liability provision in Section 13 of this Agreement, JTI agrees that it shall be liable to FEC, as liquidated damages, for any and all waste or loss of, or damage to, packages as a result of JTI's breach of this Agreement while the packages were in JTI's possession or control in the amount of $100 for each package lost, stolen, wasted or otherwise rendered undeliverable or the amount paid by FEC for package damage or loss up to the recognized declared value for each such package, whichever amount is greater.

JTI represents and warrants that it maintains and administers a security assurance program or similar system to ensure that Personnel assigned by it to provide Services meet the terms set forth in this Agreement and that ISP's Personnel are trained with respect to ensuring the security of people, vehicles and packages in providing Services in accordance with Applicable Law and ISP's obligations under this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 7 of 8	Attachment A-2 to Schedule A
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JTI acknowledges that it is solely responsible for creating, approving, auditing or otherwise administering its security assurance program. Upon request by FEC, ISP agrees to demonstrate the existence of its security assurance program, and ISP agrees that its failure to do so constitutes a material breach of this Agreement.

Unless the Parties agree otherwise, JTI shall ensure that all vehicles used to provide Services under this Agreement are equipped with a functioning Anti-Theft Device meeting the specifications listed on MyGroundBiz, which are incorporated herein by reference, and that such Anti-Theft Devices are used at all times while providing Services under this Agreement.

To enhance security, JTI understands and agrees that FEC may, upon advance notice that is reasonable under the circumstances, modify the security measures provided in this Agreement. Such security measures, including those under Applicable Law, will be posted on MyGroundBiz and are incorporated herein by reference.

If a change in security measures materially affects the reasonable costs incurred by JTI in providing Services, then either Party can request proportionate adjustment to Charges, and the Parties agree to negotiate in good faith. JTI agrees to implement all security measures under this Agreement, as modified, in the event that the Parties are unable to reach a mutual agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined herein.

5.5	Business Activity Obligations. The Parties agree to conduct all business activities safely and professionally, with honesty and integrity, and in accordance with Applicable Law at all times.

5.6	Good Faith Negotiations; Disputes. In any case where one Party believes that the other Party did not negotiate in good faith, that Party may pursue the Dispute Resolution procedures set forth in Section 16 of this Agreement but only with respect to the issue of whether a Party negotiated in good faith, as that term is defined in Schedule A of this Agreement.

6.	CUSTOMER SERVICE

JTI understands and agrees that Customers expect a consistent service experience; that its Customer service results and ongoing commitment to superior Customer service are fundamental to this Agreement and that JTI's performance of its obligations under this Agreement promotes favorable brand identity.

6.1	JTI Customer Service Assurance. JTI agrees to ensure that Personnel assigned by it to provide Services under this Agreement are proficient to provide, and do provide superior Customer service and maintain favorable brand identity in accordance with JTI's obligations under this Agreement, including but not limited to the following:

(A)	package care and professionalism (Section 5 of Attachment A-2 to Schedule A), including taking measures to avoid package theft, loss or damage, and conducting all service activities safely and professionally;

(B)	Service Offerings (Attachment A-3 to Schedule A), including scanning all packages at the Customer location contemporaneously with delivery, pickup or attempt, obtaining a recipient name and/or signature, as applicable, applying accurate Status Codes, and otherwise recording and transmitting timely and accurate requested Package Tracking Information; and

(C)	appearance and brand identity (e.g., Sections 6.6 or 8.4, as applicable), including meeting badge display terms, applicable branded apparel terms, and applicable branded vehicle terms.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 8 of 8	Attachment A-2 to Schedule A
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JTI is responsible for Customer service assurance and has sole and exclusive discretion with respect to Personnel-related matters in connection therewith, including but not limited to, hiring, training, discipline, termination, supervision, compensation, and scheduling.

6.2	Duty to Ensure Superior Customer Service; Material Breach. Consistent with the Parties' mutual intention to meet the expectations and demands of Customers,JTI understands and agrees that its failure to provide superior Customer service and maintain favorable brand identity shall constitute material breach. JTI agrees that indicators of JTI's results in this regard shall include, but are not limited to, the following: the number, frequency, and/or nature of Customer complaints and package damage or loss incidents attributable to JTI; JTI's performance of its obligations to make pickups and deliveries consistent with the Contracted Services and Service Results and applicable Service Offerings, including providing Premium Services, providing Services according to applicable Delivery Instructions and compatible with Customers' schedules, expectations and requirements, making pickups within Customer-defined Pickup Windows, meeting time definite service commitments, providing timely and accurate Package Tracking Information, and ensuring that all activities and appearances while providing Services are professional and consistent with reasonable Customer expectations; the appearance of the Equipment, Rental Equipment, and Scanners, as provided in this Agreement; and JTI' s demonstrated commitment to superior Customer service, including with respect to ensuring Personnel proficiency as set forth herein.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 5	Attachment A-3 to Schedule A
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ATTACHMENT A-3

SERVICE OFFERINGS

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment A-3 to Schedule A of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026.

JTI understands that Customers have contracted for package pickup, delivery and tracking services, including those described in the FedEx Terms and Conditions set forth in the FedEx Service Guide. To ensure that the service for which Customers have contracted is provided, to meet Customers' other expectations, and to ensure compliance with Applicable Law, the Parties agree to the following:

1.	COMMERCIAL DELIVERIES

On a "Commercial Delivery," which means any delivery that is not a Residential Delivery, as defined in this Attachment A-3 to Schedule A, JTI agrees to obtain a signature in accordance with the applicable Delivery Signature Options, as defined in this Attachment A-3 to Schedule A. JTI agrees to release packages without obtaining a signature ("Driver Release") at a Commercial Delivery only with the recipient's authorization in a form accepted by FEC, provided that the packages can be released to the location specified in the authorization, that no Direct Signature or Adult Signature options apply, and that the Driver Release otherwise can be completed in accordance with this Attachment A-3 to Schedule A.

2.	RESIDENTIAL DELIVERIES

On a "Residential Delivery," which means delivery made to a home or private residence at which no apparent business or commercial activity is conducted, JTI may Driver Release packages, provided that no Delivery Signature Options apply and that the Driver Release otherwise can be completed in accordance with this Attachment A-3 to Schedule A.

3.	ALCOHOL DELIVERIES

To ensure compliance with Applicable Law, packages containing alcohol are shipped with Adult Signature service. For delivery of such packages containing alcohol, JTI agrees to ensure an Adult Signature is collected, as provided in this Attachment A-3 to Schedule A. JTI also understands and agrees that state regulatory authorities do not allow packages containing alcohol to be delivered by Indirect Delivery or Driver Release, as those terms are defined in this Attachment A-3 to Schedule A, or with the recipient's signature on a Shipment Status/Door Tag.

4.	ATTEMPTED DELIVERIES AND PICKUPS

JTI agrees to attempt to deliver on three different Service Days, as needed, any package that cannot be delivered by Driver Release consistent with this Attachment A-3 to Schedule A. JTI further agrees to complete, scan and leave at the primary entrance at the Delivery Address a "Shipment Status/Door Tag" (form provided by FEC) to provide the recipient notice of a delivery attempt, delivery made by Driver Release to a location designated as "Other" in the FEC Software, or delivery made by Indirect Delivery.

To meet Customer expectations, JTI agrees to make and record pickup attempts during any Customer-defined Pickup Windows and to ring the doorbell, knock on the door or otherwise notify the Customer of JTI's presence at the Customer location, provided that there are no contrary Customer Pick-Up Instructions. JTI further agrees to complete, scan as applicable, and leave a Shipment Status/Door Tag whenever Customers, whether commercial or residential, are not available for pickups.

FEC may designate Customers, Customer accounts, FedEx Business Segments, or other services for which ISP shall attempt delivery at least twice on the same Service Day for any applicable package that cannot be delivered by Driver Release consistent with this Attachment A-3 to Schedule A. Such designations and modifications shall be stated at ISP's MyGroundBizAccount and incorporated herein by reference. If such a designation materially affects the reasonable costs incurred by ISP in providing service, the Parties agree that either Party may request renegotiation of the Charges set forth in Schedule C pursuant to the terms set forth in Section 5.3 of Attachment A-2 to Schedule A.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 2 of 5	Attachment A-3 to Schedule A
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5.	DELIVERY SIGNATURE OPTIONS

JTI agrees to collect signatures in accordance with the Indirect Signature, Direct Signature, and Adult Signature "Delivery Signature Options" defined herein, as applicable.

5.1	Indirect Signature. For a Commercial Delivery or, when purchased by a Customer, for a Residential Delivery, JTI agrees to obtain an "Indirect Signature" as follows:

(A)	from a person accepting the delivery at the Delivery Address. A "Delivery Address" is the address designated for the package and includes a designated mailroom, management office or other central receiving area location at that address, and a signature may be obtained from duly authorized staff at those locations; or

(B)	from a person at a neighboring address accepting an Indirect Delivery, as defined in this Attachment A-3 to Schedule A; or

(C)	for a Residential Delivery, obtained on a Shipment Status/Door Tag.

5.2	Direct Signature. When requested by the Customer for either a Commercial Delivery or a Residential Delivery, JTI agrees to obtain a "Direct Signature" from the person accepting the delivery at the Delivery Address, including duly authorized staff at a designated mailroom, management office or other central receiving area at that address. JTI agrees that a signature obtained through Indirect Delivery or on a Shipment Status/Door Tag is not a Direct Signature. If no eligible recipient is at the Delivery Address, JTI agrees to re-attempt delivery in accordance with this Attachment A-3 to Schedule A.

5.3	Adult Signature. When requested by the Customer for either a Commercial Delivery or a Residential Delivery, JTI agrees to obtain an Adult Signature. An "Adult Signature" is a signature from any person at the Delivery Address who, at the time of delivery, is not visibly intoxicated, presents for inspection and/or scanning a government-issued photo identification, and is at least twenty-one years of age. If an Adult Signature cannot be obtained, JTI agrees to re-attempt delivery in accordance with this Attachment A-3 to Schedule A. JTI agrees that a signature obtained through Indirect Delivery or on a Shipment Status/Door Tag is not an Adult Signature.

6.            DRIVER RELEASE AND INDIRECT DELIVERY

6.1	Driver Release. JTI agrees to Driver Release packages consistent with the Commercial Delivery and Residential Delivery terms of this Attachment A-3 to Schedule A. JTI also agrees to Driver Release packages of shippers who have requested the release of packages irrespective of recipient instructions.

To meet the expectations of Customers, JTI agrees to complete the Driver Release as follows:

(A)	release packages according to reasonable Customer delivery instructions that are consistent with this Agreement and Applicable Law ("Delivery Instructions"), if any;

(B)	in a secure location near the primary entrance at the Delivery Address, release packages and ring the doorbell or knock on the door to notify the Customer, provided that there are no contrary Delivery Instructions;

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 3 of 5	Attachment A-3 to Schedule A
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(C)	release packages in a secure location out of public view (not in common entryways, locations with public access, or places otherwise susceptible to theft) protected from damage and weather exposure or, if not feasible, securely wrapped in weatherproof bags; and

(D)	record an accurate package location description in the FEC Software; if "Other" is recorded, complete, scan and leave a Shipment Status/Door Tag at the primary entrance at the Delivery Address.

6.2	Indirect Delivery. JTI agrees that any package that cannot be delivered by Driver Release may be delivered by Indirect Delivery, provided that no Direct Signature or Adult Signature options apply. To meet the service expectations of Customers, JTI agrees to complete an "Indirect Delivery" as follows:

(A)	record the neighboring address where the package was indirectly delivered;

(B)	obtain the signature of a person accepting the delivery at the neighboring address; and

(C)	complete, scan, and leave a Shipment Status/Door Tag at the primary entrance at the Delivery Address.

7.	PREMIUM SERVICES

Subject to JTI's Rights to Decline Service under Section 3 of Attachment A-2 to Schedule A, JTI agrees to provide the following "Premium Services" when requested by FEC Customers.

7.1	Appointment Delivery. JTI agrees to deliver within one hour of the delivery time and on the date scheduled by the recipient. JTI further agrees to obtain a Direct Signature and not to deliver by means of Driver Release or Indirect Delivery.

7.2	Evening Delivery. JTI agrees to make the requested delivery between 5:00 p.m. and 8:00 p.m. local time and in accordance with applicable Commercial Delivery, Residential Delivery, and Delivery Signature Options terms of this Attachment A-3 to Schedule A.

7.3	Date and Time Certain Delivery. JTI agrees to make delivery on the date and, as applicable, by or before the time it is due to be delivered and in accordance with the Commercial Delivery, Residential Delivery, and Delivery Signature Options terms of this Attachment A-3 to Schedule A.

7.4	Collect on Delivery. On packages that Customers designate for Collect on Delivery ("COD") service, JTI agrees to collect charges from recipients for the amount stated on and payable to the party named on the COD label as follows: on packages with "Regular" COD labels, payment in the form tendered by the recipient, except cash; on packages with "Guaranteed Funds" COD labels, only payment in the form of a money order, cashier's check, official check or certified check; and on packages with "Currency" COD labels, only payment in cash.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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8.	PACKAGE TRACKING

For every pickup, delivery, and attempt, JTI agrees to collect and provide all requested "Package Tracking Information," as defined herein, to ensure that the service for which Customers have contracted is provided, to meet Customers' other expectations, and to ensure compliance with Applicable Law. The FEC Software prompts the user to collect and provide requested Package Tracking Information. FEC has adopted a series of codes and other designations for use in conjunction with the Scanner and FEC Software ("Status Codes") for these purposes. The FEC Software and the Status Codes may be reconfigured from time to time in response to changing information demands. Requested Package Tracking Information may include but is not limited to the following, as applicable: global positioning system (GPS) time and location data; Customer signature and/or first initial and last name; photograph of Customer signature obtained on a Shipment Status/Door Tag, as applicable; accurate Status Codes, including accurate Pickup Stop/Delivery Stop designations and Commercial Delivery/Residential Delivery designations; package label, Shipment Status/Door Tag, Call Tag and/or recipient photo identification scans; information and/or photographs verifying provision of Contracted Services and Service Offerings such as delivered package location descriptions or pickup and delivery attempts and Route Plans and updates.

8.1	Accurate Package Tracking Information. Unless otherwise agreed upon by JTI and FEC, for every package tendered to JTI, it agrees to utilize Scanners, the FEC Software, and the Status Codes at the Customer location and at the time and place of each pickup, delivery, or attempt, and to scan packages and follow the FEC Software prompts to collect and transmit timely and accurate Package Tracking Information. In contingency situations where a Scanner or the FEC Software is inoperative or unavailable, JTI further agrees to record and transmit requested Package Tracking Information in an alternative format designated by FEC.

8.2	Package Tracking Information Transmission. JTI acknowledges and understands the importance of the timely transmission of collected Package Tracking Information to ensure Customers of the availability of current and accurate information. JTI agrees to ensure that all Package Tracking Information is transmitted as frequently as the Scanners and FEC Software permit, and to refrain from interfering in any way with the timely transmission of data to and from FEC through the Scanners and FEC Software.

8.3	Delivery Notations. JTI agrees to notate on any package that cannot be delivered the date and time when delivery was attempted, the Status Code and the applicable work area number in a format designated by FEC. JTI agrees to ensure that no extraneous markings are made on packages other than those provided for in this Agreement.

8.4	Requests for Information About the Services. Upon request by FEC or Customers, JTI agrees to cooperate with FEC and to timely obtain and provide information about the Services JTI has provided. The requested information shall be provided in the format and by the electronic or other mode of transmission designated by FEC.

9.	ALTERNATIVE DELIVERIES

In order to satisfy Customer requests, FEC may request JTI to deliver packages to a designated alternative address instead of to a recipient or address listed on the package label. In this scenario, the guidelines provided by FEC to JTI for such delivery may supersede those that are listed in this Attachment A-3 to Schedule A.

10.	ROUTE PLANS; UPDATES; DISCLOSURE

10.1	Route Plans. A "Route Plan" is a pickup and delivery stop sequence that accounts for all service commitments, including but not limited to deliver-at times, deliver-by times, customer-designated pickup windows, and pickup return times necessary to meet service commitments.

10.2	ISP Obligations. For the purposes of providing Customer package tracking and service status notifications, loading and staging packages, and meeting Customer service commitments and expectations, JTI shall determine Route Plans and use its best efforts to provide the Services according to the applicable Route Plan. Upon request by FEC, JTI shall provide its Route Plans to FEC and/or its designee at times, in a format, and by a transmission mode designated by FEC. Upon 30 days' advance written notice by FEC to JTI, JTI shall transmit to FEC and/or its designee real-time updates of any deviations from or modifications to the applicable Route Plan throughout the Service Day in a format and by a transmission mode designated by FEC.

10.3	Disclosure of Route Plans and Updates. JTI acknowledges and agrees that Route Plan information and updates will be disclosed to Customers and FEC affiliates and vendors for package tracking, service status notification, and other related purposes.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 5 of 5	Attachment A-3 to Schedule A
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11.	INTERNATIONAL SHIPPING; CUSTOMS AND EXPORT

JTI agrees to abide by all applicable law, regulation and lawful requests made by U.S. Customs and Border Protection, U.S. Bureau of Industry and Security, and the Canada Border Services Agency regarding any instructions, whether issued by the applicable government agency or relayed by FEC to hold, refuse pickup, return/redeliver, or otherwise transport a designated package. JTI agrees to maintain secure, closely integrated administrative control over these packages in accordance with the terms of this Agreement and Applicable Law. JTI further agrees to comply with all scanning, research, inspection and recordkeeping requirements provided with respect to the pickup or delivery of any FedEx International Controlled Export ("FICE") and International Traffic in Arms Regulations ("ITAR") controlled services.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 2	Schedule B
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SCHEDULE B

LEASED EQUIPMENT

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule B to the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule B will supersede any previously executed Schedule B.

1.	LEASED EQUIPMENT LISTING

JTI agrees to lease to FEC the vehicles listed in the table below, or as applicable, listed on MyGroundBizAccount, which list is incorporated herein by reference ("Equipment Listing"). JTI has elected to enroll the Equipment identified below, or on MyGroundBizAccount as applicable, in the Vehicle Brand Promotion ("Brand Promo") program as designated with a Yes ("Y") or No ("N") in the respective column below. The Parties agree that this Equipment Listing may be modified to reflect corrections to listed Equipment attribute information without separate written documentation and acknowledgement as required by Section 18.1.

EQUIPMENT

Unit No.	VIN	Brand Promo

2.	SYSTEMATIC VEHICLE-SPECIFIC MAINTENANCE

To comply with Federal Motor Carrier Safety Administration ("FMCSA") Regulation 396, for each vehicle listed on this Schedule B, JTI agrees to complete and provide records to FEC with systematic vehicle-specific maintenance intervals based on either the Original Equipment Manufacturer ("OEM") recommendation or a designated systematic maintenance interval determined by JTI. These records shall include a means to indicate the nature and due date of the various inspection and maintenance operations to be performed.

If JTI elects to follow a designated systematic interval determined by JTI, for any maintenance item not specifically referenced on the records provided by JTI, JTI agrees to follow the manufacturer's recommended maintenance schedule. JTI shall indemnify FEC against, and hold it harmless from, all claims for liability resulting from JTI's deviation from the manufacturer's recommended maintenance schedule. FEC assumes no liability should JTI's non-compliance with the manufacturer's recommended maintenance schedule result in the voiding of any warranty associated with the above-referenced Equipment.

3.	EQUIPMENT

The Parties agree that all Equipment identified in this Schedule will meet the minimum Equipment terms posted on MyGroundBiz, which are incorporated herein by reference.

JTI agrees to provide Services with zero-emission vehicles (for example, fully-electric battery plug-in vehicles or vehicles with a fuel cell electric propulsion system with no tailpipe emissions) ("Zero-Emission Equipment") in compliance with applicable laws, rules regulations and governmental requirements. Upon at least 120 days' advance written notice from FEC, JTI shall lease to FEC Zero-Emission Equipment to provide Services under this Agreement in accordance with a schedule set forth in the notice. The schedule shall set forth the dates by which a certain percentage or number of vehicles supplied shall be zero-emission up to 100% of vehicles.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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If JTI's performance of the obligations herein materially increases its reasonable costs incurred in providing Services, then JTI may request negotiation of the Charges, and the Parties will have the mutual obligation to engage in negotiations in good faith, provided that JTI agrees to perform its obligations if the Parties are unable to reach agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined in Schedule A of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 1	Statement of Lease
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STATEMENT OF LEASE

(RECEIPT FOR POSSESSION OF LEASED EQUIPMENT)

INDEPENDENT SERVICE PROVIDER AGREEMENT

THIS PAGE INTENTIONALLY LEFT BLANK

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 1	Attachment B-1 to Schedule B
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ATTACHMENT B-1

RENTAL EQUIPMENT

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment B-1 to Schedule B to the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026.

1.	RENTAL EQUIPMENT LISTING

Pursuant to Section 8.3 of this Agreement, JTI agrees to lease to FEC the substituted or supplemental Rental Equipment as listed on MyGroundBizAccount ("Rental Equipment Listing"), which is incorporated herein by reference, and to use the Rental Equipment to provide Services.

The addition and/or removal of Rental Equipment used to provide Services under this Agreement is at the discretion of JTI, provided the Rental Equipment meets the terms of this Agreement. The Parties agree that the Rental Equipment Listing may be modified to reflect corrections to listed Rental Equipment attribute information without written acknowledgment as required by Section 18.1.

2.	LEASE AND USE OF RENTAL EQUIPMENT

JTI agrees that Rental Equipment shall be (1) rented from an entity authorized to lease vehicles, or (2) leased to FEC by another Independent Service Provider under an Independent Service Provider Agreement with FEC. JTI shall carry the rental agreement on the Rental Equipment at all times and, upon request by FEC, to demonstrate the existence of its rental agreement. JTI agrees that the Rental Equipment will meet all DOT requirements set forth in 49 CFR Part 393 and other safety requirements imposed by Applicable Law and the terms of this Agreement.

JTI agrees to use, as applicable, a unique vehicle identification or unit number for each Rental Equipment listed. JTI agrees that Rental Equipment shall not be used with pull behind trailer(s).

3.	RENTAL EQUIPMENT LEASE TERM

The lease term for the Rental Equipment identified begins when the Rental Equipment is accepted in the Rental Equipment Listing and used to provide Services and ends when the Rental Equipment expires in the Rental Equipment Listing.

JTI agrees that Rental Equipment use is temporary and shall not be used for a period greater than thirty (30) calendar days, except for Rental Equipment with a GVWR less than 10,001 lbs., which use shall not exceed a period of ninety (90) calendar days.

Upon advance written notice by FEC that is reasonable in the circumstances, JTI may use Rental Equipment with a GVWR of 10,001 lbs. and above for a period up to 120 calendar days, the terms of such use to be posted on MyGroundBiz and incorporated herein by reference.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 5	Schedule C
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SCHEDULE C

NEGOTIATED CHARGES

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule C of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule C will supersede any previously executed Schedule C.

1.	NEGOTIATED CHARGES

The Parties have agreed to the following Negotiated Charges (or "Charges") to be paid to JTI for the Services provided under this Agreement. JTI agrees to submit accurate and complete information to FEC necessary for FEC to determine the Charges payable to JTI pursuant to the terms and conditions of this Agreement. JTI represents and acknowledges that terms and the Charges set forth herein are the result of an arms-length negotiation between the Parties and that JTI has had the opportunity to negotiate Charges based upon its assessment of its costs of doing business, including compliance with Applicable Law. JTI further agrees that FEC will not be responsible for, and JTI agrees not to seek, payment of any charges, fees or other amounts pertaining to JTI's performance of its obligations under this Agreement, whether to JTI or any other entity or person, except as expressly set forth in this Agreement or as agreed in writing between the Parties.

1.1	Service Charge. FEC agrees to pay JTI the negotiated "Service Charge" (set forth in Attachment C-1 to this Schedule C) corresponding to the Effective Date. The Parties agree that the Service Charge or portion thereof for each Effective Date listed in the Negotiated Charges Table in Attachment C-1 to this Schedule C will be paid to JTI weekly. JTI agrees that FEC may reduce the Service Charge proportionately for any Service Day(s) on which JTI does not provide the contracted level of service coverage.

1.2	Advance Contract Service Charge. FEC agrees to pay JTI a one-time "Advance Contract Service Charge" (if negotiated and set forth in Attachment C-1 to this Schedule C) within fifteen business days of the Effective Date. In the event this Agreement is terminated by either Party or assigned by JTI prior to the Expiration Date, JTI agrees to repay to FEC the Advance Contract Service Charge in an amount proportionate to the weeks remaining on the Term as of the date of termination or assignment. JTI further agrees that FEC may condition its consent to any proposed assignment under Section 17 of this Agreement upon such proportionate repayment by JTI.

1.3	Pickup and Delivery Stops; Stop Charge; e-Commerce Stop Charge. The Parties agree that a "Stop" is a "Pickup Stop" or "Delivery Stop" as those terms are defined in this section.

"Pickup Stop" is (1) each scheduled visit to a FedEx Drop Box or location of a Customer that has contracted for FedEx Express and/or FedEx Ground pickup service, whether or not a package is picked up and (2) any other visit to a FedEx Drop Box or location of a Customer at which JTI picks up at least one package; however, a visit to a FedEx Drop Box or location of a Customer after the pickup has been canceled is not a Pickup Stop.

The Parties further agree that a "Delivery Stop" is (1) each visit to a location of a Customer at which JTI delivers at least one package, either (a) to a signatory recipient or

(b) by "Driver Release" or "Indirect Delivery" as defined in Attachment A-3 to Schedule A, and (2) each visit to a location of a Customer at which delivery is refused by the recipient.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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For purposes of calculating Stop Charges as set forth below, the Parties agree that a Pickup Stop and a Delivery Stop made during a single visit to a location shall count as only one Stop. The Parties further agree that a single visit to a location such as a mailroom or other receiving area to deliver packages for multiple recipients constitutes one Stop and not multiple Stops. A single visit to a location of a Customer that has contracted for both FedEx Express and FedEx Ground pickup service constitutes one Stop. FEC may provide and update from time to time additional information about single-and multiple-Stop scenarios on MyGroundBiz, which information is incorporated herein by reference.

The Parties also agree that a pickup or delivery in connection with "Shuttle Service" (as Shuttle Service is defined in Schedule G) will not be counted as a Stop.

The intentional mis-recording of a single Stop as multiple Stops, or the falsification, misrepresentation, or alteration of information to increase Stop counts, shall constitute a material breach of this Agreement pursuant to Section 15.3.

FEC agrees to pay JTI the negotiated "Stop Charge" (set forth in Attachment C-1 to this Schedule C) for each Stop at which a FedEx Ground Business Segment package is picked up or delivered by JTI on the Service Day; for each Stop at which a FedEx Express service package (which service does not include FedEx Home Delivery or Ground Economy (formerly FedEx SmartPost) packages) is delivered by JTI to a commercial location as determined by FedEx systems; or for any Pickup Stop. For all other Stops, FEC will pay JTI the negotiated "e-Commerce Stop Charge" corresponding to the Effective Date listed in the Negotiated Charges Table in Attachment C-1 to this Schedule C.

1.4	Fuel Surcharge. For each Stop, FEC agrees to pay JTI an indexed per Stop fuel surcharge based on the negotiated "Per Stop Fuel Surcharge" (set forth in the corresponding Effective Date listed in Attachment C-1 to this Schedule C). The Parties agree that the indexed Per Stop Fuel Surcharge paid to JTI for each week's Stop activity will be determined by increasing or decreasing the Per Stop Fuel Surcharge (set forth in Attachment C-1 to this Schedule C) by the same percentage that the "Average Weekly Fuel Price" has risen above or fallen below the agreed upon "Base Pump Price" of $5.7670 per gallon. The Parties agree that the Average Weekly Fuel Price for indexing purposes will be the weekly average of (1) the FEC fuel station price, if JTI services Stops associated with a FEC Station at or near a FEC fuel station, as stated at MyGroundBizAccount, or (2) the weekly average self-service cash price per gallon of diesel fuel for the Zip Code in which the FEC Station is located based on weekly fuel price data provided by a third-party vendor, Oil Price Information Service (including OPIS reported average taxes and average estimated freight delivery charges). If JTI picks up and/or delivers packages at Stops in a Contracted Service Area associated with different FEC Stations, the Average Weekly Fuel Price for indexing purposes will be the Per Stop Fuel Surcharge determined as set forth above and calculated separately for each FEC Station to which the Stops are associated. If the Average Weekly Fuel Price for the Zip Code in which the FEC Station is physically located cannot be determined from the data provided by the third-party vendor, the FEC Station's Average Weekly Fuel Price per gallon will be the weekly average self-service cash price for all Zip Codes serviced by the FEC Station, for which weekly fuel price data is provided by the third-party vendor for the FEC Station.

1.5	Surge Stop Charge During Peak and Temporary Periods of Increased Package Volume. The Parties agree that a negotiated "Surge Stop Charge" will apply during the period from the Saturday immediately preceding Thanksgiving Day through the Friday that falls on or, if not on, immediately after December 31, and additional or different periods (e.g., Valentine's Day or Mother's Day) upon written notification to JTI. During these periods only, FEC agrees to pay JTI the negotiated Surge Stop Charge (set forth in Attachment C-1 to this Schedule C) corresponding to the Effective Date listed in the Negotiated Charges Table in Attachment C-1 to this Schedule C for each Stop performed by JTI that exceeds the "Daily Stop Threshold" (as set forth in Schedule F of this Agreement and reported on JTI's weekly Charges Statement). The Surge Stop Charge paid to JTI, if any, will be in addition to the Stop Charge.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 3 of 5	Schedule C
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1.6	Package Charge. For each package that JTI either picks up or delivers when making a Stop, FEC agrees to pay JTI the negotiated "Package Charge" (set forth in Attachment C-1 to this Schedule C) corresponding to the Effective Date listed in the Negotiated Charges Table in Attachment C-1 to this Schedule C.

1.7	[OMITTED]

1.8	[OMITTED]

1.9	Brand Promotion Charges. If JTI has negotiated to participate in optional "Apparel Brand Promotion" and/or "Vehicle Brand Promotion," FEC agrees to pay JTI subject to the conditions below:

(A)	Apparel. JTI elects to participate in optional Apparel Brand Promotion and agrees as follows:

(i)	to ensure that all JTI Personnel assigned to provide Services, including visiting Customer premises or otherwise interact with Customers wear apparel in accordance with the "Apparel Terms" posted on MyGroundBiz, which are incorporated herein by reference;

(ii)	for all pickup and delivery services ISP provides, to furnish to FEC and/or its designee, in a format and by a transmission mode designated by FEC, the name of the Personnel ISP has assigned to provide the service;

(iii)	subject to applicable consent, to furnish to FEC and/or its designee, in a format and by a transmission mode designated by FEC, a photo meeting FEC specifications for each ISP Personnel assigned to provide pickup or delivery services;

(iv)	ISP authorizes FEC to publish to Customers and FedEx companies and their affiliates and vendors the first name of ISP Personnel and, subject to applicable consent, their photo for security, package tracking, service status notification, and other Customer service purposes.

In exchange for JTI's participation and performance of its obligations set forth herein, FEC agrees to pay JTI the negotiated weekly "Apparel Brand Promotion Charge" as set forth in Attachment C-1 to this Schedule C. JTI agrees that FEC may reduce the Brand Promotion Charges proportionately for any Service Day(s) on which JTI does not provide the contracted level of service coverage.

(B)	Vehicles. JTI elects to participate in optional Vehicle Brand Promotion. At all times that JTI is participating in Vehicle Brand Promotion, JTI agrees that the enrolled Equipment identified in Schedule B will, while being used to provide Services under this Agreement, be branded in accordance with the Vehicle Branding terms posted on MyGroundBiz, which are incorporated herein by reference. In exchange for JTI's participation, FEC agrees to provide the identifying logos, marks and insignia that comprise the Vehicle Branding terms. FEC further agrees to pay JTI the negotiated weekly "Vehicle Brand Promotion Charge" set forth in Attachment C-1 to this Schedule C for each vehicle the Parties agree will be enrolled in Vehicle Brand Promotion. JTI agrees that FEC may reduce the Brand Promotion Charges proportionately for any Service Day(s) on which JTI does not provide the contracted level of service coverage. JTI may elect to withdraw enrolled Equipment from Vehicle Brand Promotion by giving FEC fifteen days' prior written notice.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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1.10	[OMITTED]

1.11	Shuttle Charges. If JTI has agreed to perform Shuttle Service (as Shuttle Service and the associated "Shuttle Charges" are defined in Schedule G), FEC will pay JTI the Shuttle Charges that are stated in Schedule G.

1.12	[OMITTED]

1.13	Charges for Additional Services. The Parties agree that the compensation for the Additional Services that JTI has agreed to provide, if any, is not stated separately, but is included in the Negotiated Charges stated in Attachment C-1 to this Schedule C.

1.14	[OMITTED]

1.15	Large Package Mix Charge. The Parties agree that FEC will pay a weekly "Large Package Mix Charge" determined by multiplying the number of packages JTI delivers by the Large Package Mix Charge percentage, as designated by FEC, and multiplying that product by the negotiated Large Package Mix Charge rate. The Large Package Mix Charge rate and the initial Large Package Mix Charge percentage are set forth in Attachment C-1 to this Schedule C.

The Large Package Mix Charge percentage is based upon packages within JTI's Contracted Service Area that are Large Packages, as that term is defined at JTI's MyGroundBizAccount and amended from time to time in response to Customer, market or service demands. The Parties further agree that, unless FEC notifies JTI, FEC will adjust the Large Package Mix Charge percentage on a monthly basis (excluding December and January) based upon increases or decreases in Large Package volume in the Contracted Service Area. The adjusted Large Package Mix Charge percentage and corresponding effective date will be stated at JTI's MyGroundBizAccount and incorporated herein by reference.

2.	RESPONSIBILITY FOR TAXES

Each Party will be responsible for any property taxes, real or personal, on property it owns or leases from third parties, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts. The Parties agree that JTI's responsibilities for taxes arising under or in connection with the provision of Services under this Agreement will be as follows:

2.1	JTI will be responsible for any sales, use, excise, value-added, services, consumption and other taxes and duties payable by JTI on the goods or services used or consumed by JTI in providing the Services where the tax is imposed on JTI's acquisition or use of such goods or services and the amount of tax is measured by JTI's costs in acquiring such goods or services.

2.2	JTI will be responsible for any sales, use, excise, value-added, services, consumption or other tax existing as of the Effective Date that is assessed on the provision of the Services as a whole, or on any particular Service.

2.3	As set forth in greater detail in Section 6.2 of this Agreement, JTI will be responsible for any taxes associated with JTI's employment or engagement of Personnel in connection with JTI's business or the provision of the Services.

3.	PAYMENT FREQUENCY

FEC agrees to pay the Negotiated Charges to JTI on a weekly basis, in arrears, from the Friday when the applicable Charges become payable by electronic funds transfer ("Payment of Charges"). In no event will the Payment of Charges be made later than seven days after the end of the applicable "Weekly Payment Period," the Weekly Payment Period running from Saturday through Friday. A final Payment of Charges upon termination or expiration of this Agreement (" Final Payment of Charges") will be made no later than fifteen days following the date of termination or expiration, subject to the Obligations Upon Expiration or Termination terms set forth in Section 15.5 of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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4.	CHARGES STATEMENT

4.1	Weekly Statement. Concurrently with each weekly Payment of Charges made in accordance with Section 3 above, FEC agrees to issue a statement to JTI ("Charges Statement") containing a computation of the Charges payable to JTI, and an itemized listing of all chargebacks to or deductions from JTI's Payment of Charges, as provided for in 49 CFR Part 376.

4.2	Format of Charges Statement. FEC will render a single consolidated Charges Statement for each week's Charges. The Charges Statement will be made available online to JTI on MyGroundBizAccount for viewing and/or printing or, at JTI's option, provided to JTI in writing with each week's payment.

4.3	No Employee-Related Deductions. FEC will have no responsibility or authority to make deductions for, or to pay wages, benefits, health, welfare and pension costs, withholding for income taxes, unemployment insurance premiums, payroll taxes, disability insurance premiums, social security taxes, or any other similar charges with respect to JTI or the employment or engagement of Personnel by JTI, unless required by a court, agency, or other adjudicative body or by operation of law.

4.4	Charges Statement Conclusive and Binding. JTI agrees to prepare such documents and electronic records as FEC may from time to time reasonably require to verify or to calculate the Charges payable to JTI. FEC will provide JTI with information necessary to determine the validity of all chargebacks to and deductions from JTI's Payment of Charges, as provided for in 49 CFR Part 376. Except in the case of payments caused by JTI's breach of this Agreement, the Parties agree that the Charges Statement and the entries thereon will be deemed conclusive and binding on both Parties, unless written objections to entries on a questioned Charges Statement are received by the other Party within 120 days from the date of issuance of the Charges Statement to which the objections apply. JTI agrees that it is solely responsible for reimbursement to FEC of any documented overpayment of Charges made by FEC to JTI, and JTI hereby authorizes FEC to charge back to any Payment of Charges to JTI for any such overpayment.

5.	INVOICING FOR INCURRED COSTS

The Parties agree that FEC may invoice JTI, and that JTI shall pay FEC for any costs or expenses (including applicable sales taxes) incurred by FEC that are the responsibility of JTI under this Agreement, excluding any amounts JTI has authorized FEC to chargeback to its Payment of Charges.

5.1	Payment Terms. Except as provided otherwise in this Agreement, JTI agrees that FEC will invoice JTI via posting on MyGroundBizAccount. JTI further agrees that it will remit payment to FEC by electronic transfer of funds (or any other method of payment that FEC agrees to accept) within the time period stated in the invoice notification, together with any fees incurred by FEC attributable to insufficient funds, wrong account information, account closure, or the account being blocked or frozen. The Parties agree that if this Agreement terminates or expires, FEC will invoice or otherwise seek payment from JTI for costs incurred through and after the termination or expiration date.

5.2	Survival. JTI's obligation to pay FEC amounts owed shall survive termination or expiration of this Agreement. The Parties agree that none of the foregoing shall limit FEC's rights under Section 15 of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 1	Attachment C-1 to Schedule C
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ATTACHMENT C-1

NEGOTIATED CHARGES TABLE

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment C-1 to Schedule C of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Attachment C-1 will supersede any previously executed Attachment C-1.

The Charges the Parties have negotiated to be paid for the Services JTI has contracted to provide are set forth in the table below.

NEGOTIATED CHARGES TABLE

Effective Date		10/12/2024		10/11/2025
Charge	Frequency	Rate		Rate
Service Charge	Weekly	$	[*]	$	[*]
Stop Charge	Activity Based	$	[*]	$	[*]
Surge Stop Charge	Activity Based	$	[*]	$	[*]
Per Stop Fuel Surcharge	Activity Based	$	[*]	$	[*]
Package Charge	Activity Based	$	[*]	$	[*]
Large Package Mix Charge	Activity Based	$	[*]	$	[*]
Apparel Brand Promotion Charge	Weekly	$	[*]	$	[*]
Vehicle Brand Promotion Charge	Weekly/Vehicle	$	[*]	$	[*]
eCommerce Stop Charge	Activity Based	$	[*]	$	[*]
eCommerce Package Charge	Activity Based	$	[*]	$	[*]
Adv. Contract Service Charge	N/A	$	[*]	$	[*]

ADDITIONAL COMPONENTS*

Effective Date		10/12/2024		10/11/2025
Components	Frequency
Large Package Mix Delivery %	N/A	[*]	%**	[*]	%**

*This table may not display charge component history. For charge components in effect prior to the earliest shown Effective Date, see prior effective Attachment C-1.

**The Large Package Mix Charge percentage, as designated by FEC, is subject to a monthly adjustment as set forth in Section 1.15 of Schedule C to this Agreement. The applicable Large Package Mix Charge percentage is stated at ISP's MyGroundBizAccount and incorporated herein by reference.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 1	Attachment C-2 to Schedule C
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ATTACHMENT C-2

ADDITIONAL SERVICES

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Attachment C-2 to Schedule C of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Attachment C-2 will supersede any previously executed Attachment C-2.

The Parties agree that there are no Additional Services to be provided by JTI under the Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 2	Schedule F
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SCHEDULE F

DAILY STOP THRESHOLD

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule F to the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule F will supersede any previously executed Schedule F.

1.	DAILY STOP THRESHOLD

The Parties agree that the Daily Stop Threshold will be determined as follows:

1.1	Daily Stop Threshold. The negotiated Daily Stop Threshold will be 2233 Stops (Pickup Stops and Delivery Stops combined) throughout the Term of this Agreement, unless reset as set forth in Section 1.3 of this Schedule F.

1.2	Peak Surge Stop Charge. Payment of the Surge Stop Charge for Services performed over the weekends between Thanksgiving Day and Christmas Day will be determined by first combining the number of Stops performed on Saturday, Sunday and Monday to determine a three-day total. FEC will then subtract the Daily Stop Threshold from the three-day total and pay the Surge Stop Charge once for the Saturday-Sunday-Monday combination on each Stop by which the three-day total exceeds the Daily Stop Threshold.

1.3	Daily Stop Threshold Reset. During the Term of this Agreement and subject to the terms of this Section, JTI agrees that the Daily Stop Threshold will be reset effective the first Saturday of February and August ("Reset Months") by applying the ratios described in the subsections below. The Daily Stop Threshold will be reset provided that both the ratio's numerator and denominator can be populated with Stop data based on Stops performed by JTI after the effective date of JTI's current Schedule F. If both the ratio's numerator and denominator can be populated, the then applicable Daily Stop Threshold will be multiplied by a ratio in which:

(A)	for the February reset, the numerator is the daily average number of Stops performed by JTI during the four Weekly Payment Periods beginning with the first Saturday of October of the previous calendar year, and the denominator is the daily average number of Stops performed by JTI during the four Weekly Payment Periods beginning with the first Saturday after Memorial Day of the previous calendar year; and

(B)	for the August reset, the numerator is the daily average number of Stops performed by JTI during the four Weekly Payment Periods beginning with the first Saturday after Memorial Day of that same calendar year, and the denominator is the daily average number of Stops performed by JTI during the four Weekly Payment Periods beginning with the first Saturday of October of the previous calendar year.

If the Daily Stop Threshold increases as a result of applying the above-described ratio, the Parties agree that the then applicable Daily Stop Threshold will be reset to the increased value and will be posted on JTI'sMyGroundBizAccount.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 2 of 2	Schedule F
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1.4	Reset to Lower Value. The Parties further agree that the applicable Daily Stop Threshold will not be reset to a lower value, unless JTI requests renegotiation of the Daily Stop Threshold and demonstrates that Stops performed during the four week period immediately preceding the applicable Reset Month have decreased as a result of a decline in business due to normal commercial activity other than as a consequence of subcontracting by JTI. The Parties will have the mutual obligation to engage in negotiations in good faith as that term is defined in Schedule A of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 1	Schedule G
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SCHEDULE G

SHUTTLE SERVICE

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule G to the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule G will supersede any previously executed Schedule G.

1.	SHUTTLE SERVICE

1.1 The Parties agree that JTI will not be providing Shuttle Service(s).

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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SCHEDULE H

COMPLIANCE WITH SPECIFIC LAWS

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule H of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024 this Schedule H will supersede any previously executed Schedule H.

In addition to the terms set forth in Section 1.3 of this Agreement, specific laws and regulations are set forth on JTI's MyGroundBizAccount and expressly incorporated herein by reference. JTI agrees to review the material referenced on JTI's MyGroundBizAccount from time to time throughout the duration of this Agreement. Without limiting the coverage of Section 1.3, JTI shall, at its sole cost and expense, comply with the Applicable Law and applicable government requirements set forth on JTI's MyGroundBizAccount, which are expressly incorporated herein by reference.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 10	Schedule I
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SCHEDULE I

SAFE OPERATING PRACTICES

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule I of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule I will supersede any previously executed Schedule I.

SAFETY AND COMPLIANCE OBJECTIVES AND INTENT

JTI understands and agrees that its safety results and ongoing commitment to safety and regulatory compliance are fundamental to this Agreement. In accordance with federal law, including regulations promulgated at 49 CFR Part 376 and Part 390, FEC maintains the Department of Transportation ("DOT") Number and motor carrier authority under which JTI's assigned Equipment operates while providing Services under this Agreement. JTI understands and acknowledges that its over-the-road operations under this Agreement directly affect FEC's Safety Rating and Compliance, Safety and Accountability ("CSA") scores under the Safety Management System adopted by the DOT. Accordingly, JTI agrees to operate safely and in compliance with Applicable Law while providing Services under this Agreement.

1.	DEFINITIONS

For the purposes of this Schedule I, the following definitions apply:

1.1	Conviction. Conviction as defined in 49 CFR 390.5.

1.2	Commercial Motor Vehicle. A commercial motor vehicle ("CMV") is any vehicle used for commercial purposes, regardless of its size or weight or the class of license or permit required to operate it.

1.3	Preventable Accident. A Preventable Accident is any event involving a CMV that results in personal injury or property damage and which could have been averted but for an act, or failure to act, by the Personnel operating a CMV. The Parties agree that preventability will be determined by applying the criteria in the Trucking Industry Guidelines for Recording Fleet Vehicle Accidents and Determining Preventability published by the American Trucking Associations, as revised from time to time.

2.	DRIVER SAFETY STANDARDS

In the interests of safety and regulatory compliance, JTI agrees to ensure and warrants that all Personnel assigned by it to operate a CMV under FEC's motor carrier operating authority while providing Services under this Agreement meet the following terms, regardless of the size or weight of the vehicle operated or the class of license or permit required.

2.1	JTI agrees to ensure that all Personnel furnish to FEC or its designee the information required by 49 CFR 391.21, relating to background information, and meet the requirements set forth at 49 CFR 391.11 et seq. relating to driver qualifications.

(A)	JTI agrees to demonstrate that the assigned Personnel meet the following conditions at a minimum:

(1)	qualified to safely operate the type of CMV to which assigned by JTI:

(a)

by furnishing to FEC or its designee a Qualification Certification upon initial assignment under this Agreement that satisfies the conditions set forth on MyGroundBiz, which conditions are incorporated herein by reference and may be modified by FEC from time to time upon advance written notice that is reasonable in the circumstances. The Qualification Certification demonstrates that Personnel are initially qualified by reason of experience or training to safely operate the type of CMV to which assigned in accordance with FEC's regulatory obligations as a motor carrier. Subject to legal and regulatory requirements, JTI is solely responsible for the development, implementation, and performance of its safety and compliance obligations and has sole discretion in Personnel-related matters in connection with its safety and compliance obligations, including but not limited to, hiring, discipline, termination, supervision, compensation, and scheduling.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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JTI agrees to ensure that all Personnel assigned to operate a CMV maintain a valid, unexpired Qualification Certification in accordance with the conditions set forth on MyGroundBiz and to furnish such Qualification Certification to FEC or its designee upon request.

For Personnel assigned by JTI to operate a CMV that requires a Commercial Driver's License ("CDL"), in addition to a valid Qualification Certification JTI agrees to demonstrate that the assigned Personnel also meet the following conditions:

(i)	evidence of one year of verifiable driving experience within the previous three years in the type of CMV JTI will assign the driver to operate; or

(ii)	evidence of six months of verifiable driving experience within the previous three years in the type of CMV JTI will assign the driver to operate and successful completion of a qualified driver training course, which shall include a written examination, at JTI's expense; or

(iii)	evidence of five years of verifiable driving experience within the previous 10 years in the type of CMV will assign the driver to operate; or

(iv)	evidence of other experience or training as may be posted by FEC from time to time on MyGroundBiz and incorporated herein by reference; or

(b)	by furnishing evidence of other experience or training as may be posted by FEC from time to time on MyGroundBiz upon advance written notice and incorporated herein by reference; and

(2)	no accident, as that term is defined in 49 CFR 390.5, in the prior 12 months, and not more than two motor vehicle accidents with corresponding Convictions within the prior 36 months, before initially assigned to operate a CMV under this Agreement.

(B)	FEC will conduct its investigation and inquiries pursuant to 49 CFR 391.23 to verify that Personnel assigned by JTI to provide Services are qualified to do so according to the Federal Motor Carrier Safety Regulations and terms of this Agreement, including but not limited to the Background terms in Section 4. Upon request, JTI agrees to cooperate with FEC or its designee to timely obtain and furnish any requested information and authorizations to facilitate investigations and/or inquiries as to the qualifications of Personnel assigned by JTI to perform Services under this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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2.2	JTI agrees to ensure that Personnel assigned by it to operate a CMV and provide Services under this Agreement meet the standards set forth in 49 CFR 391.41 as set forth below:

(A)	for personnel assigned to operate a CMV with a Gross Vehicle Weight Rating of 10,001 lbs. or more, passing a medical examination described in 49 CFR 391.41 and 49 CFR 391.43, performed periodically as referenced in 49 CFR 391.45 and conducted by a designated medical examiner as defined in 49 CFR 390.5 and certified under 49 CFR 391.43; and

(B)	except where prohibited by Applicable Law, passing a pre-assignment, random, reasonable suspicion and/or post-accident controlled substances and alcohol screening established to meet 49 CFR Part 40 and 49 CFR Part 382. JTI agrees that Personnel assigned by it to operate a CMV and provide Services will be included in a pool from which those Personnel are randomly selected for controlled substances and/or alcohol screening.

2.3	Consistent with the Federal Motor Carrier Safety Regulations, including 49 CFR 383.51, JTI agrees that (i) from the date of a Conviction for newly assigned drivers or (ii) the date FEC or JTI learns of a Conviction for currently assigned drivers, JTI will not assign Personnel to operate a CMV and/or provide Services for the periods of time set forth below.

(A)	Major Offenses. 12 months for a single Conviction of any of the offenses listed below and confirmed compliance with 49 CFR 382.503, 382.605 and 49 CFR Part 40 for offenses listed in Paragraphs (1), (2) and (3), or lifetime for a second Conviction in a separate incident:

(1)	operating any vehicle while under the influence of alcohol or a controlled substance;

(2)	failure to pass or refusal to submit to a DOT alcohol or controlled substances screening as provided under this Agreement (irrespective of Conviction);

(3)	failure to pass or refusal to submit to a drug or alcohol screening as required by Applicable Law in connection with the operation of any vehicle (irrespective of Conviction);

(4)	failing to stop or remain at the scene of an accident;

(5)	use of any vehicle in the commission of a felony;

(6)	operating a CMV when, as a result of prior violations committed operating a CMV, the license was revoked, suspended, canceled, or expired; or

(7)	causing a fatality through the operation of a CMV (irrespective of Conviction). JTI agrees that it will not assign Personnel so involved to operate a CMV under this Agreement pending determination of preventability pursuant to Section 1.3, which determination will be made in good faith based on the facts and circumstances as reasonably known.

Notwithstanding the 12-month time period above, the Parties agree that further assignment of Personnel is subject to mutual agreement based upon a reasonable assessment of the circumstances.

(B)	Controlled Substances Offenses. Lifetime for a single Conviction for using any vehicle in the commission of a felony involving manufacturing, distributing, or dispensing a controlled substance.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(C)

Serious Traffic Violations. For a single Conviction, no assignment pending curative training satisfactory to FEC and reasonable assurances in the circumstances; sixty days for a second Conviction within a 36 month period in a separate incident; or 12 months for a third Conviction within a 36 month period in a separate incident for any of the offenses listed below:

(1)	moving violations in any vehicle, including but not limited to, exceeding the posted speed limit by more than 5 m.p.h. (for initial qualification of newly assigned drivers only: exceeding the posted speed limit by more than 15 m.p.h.), reckless and aggressive operation of a vehicle, making improper or erratic traffic lane changes, following the vehicle ahead too closely, or seatbelt violations;

(2)	violating Applicable Law relating to motor traffic control device (other than parking violation) arising in connection with a fatal accident;

(3)	operating a CMV without first obtaining, or possessing at the time of operation, a commercial driver's license or commercial learner's permit with the proper class; or

(4)	violating Applicable Law, including 49 CFR 392.80 and 392.82, prohibiting operation of a CMV while texting, e-mailing, using a hand-held telephone, scanner or other hand-held electronic communication device.

(D)	Observed Non-Compliance. For a single instance of non-compliance while providing service to FEC that does not result in Conviction, whether observed in a recording, observed by law enforcement, or through other objective, verifiable evidence, no assignment pending curative training satisfactory to FEC and reasonable assurances in the circumstances; 30 days for a second instance within a 36 month period in a separate incident; or 12 months for a third instance within a 36 month period in a separate incident for any of the offenses listed below:

(1)	exceeding the posted speed limit in a construction zone or by more than 5 m.p.h.;

(2)	seatbelt violations;

(3)	operating a CMV while texting, e-mailing, using a hand-held telephone, scanner or other hand-held electronic communication device, including violations of 49 CFR 392.80 and 392.82 and other Applicable Law;

(4)	lacking physical qualifications or operating in violation of restrictions as required by 49 CFR Part 391.11(b); and/or

(5)	failing to possess a valid medical certificate while operating a property-carrying vehicle 10,001 lbs. GVWR and greater.

(E)	Railroad-Highway Grade Crossing Offenses. 60 days for a single Conviction, 120 days for a second Conviction within a 36 month period in a separate incident, and 12 months for a third Conviction within a 36 month period in a separate incident while operating a CMV for any of the offenses listed below:

(1)	failing to slow down, stop, or check as required by Applicable Law before driving onto a railroad crossing; or

(2)	failing to obey a traffic control device at a railroad crossing.

(F)	Violating Out-of-Service Orders. 180 days for a single Conviction, and 36 months for a second Conviction within a 120 month period in a separate incident for violating an out-of-service order issued by a law enforcement official.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(G)	Non-Compliance with Regulatory Authority or Contract Terms.

(1)	36 months for causing an Equipment disconnect or twice failing to ensure safe assembly of Equipment within the previous 36 month period, absent cure by JTI upon written request by FEC. JTI agrees to ensure curative safe equipment assembly training upon the occurrence of any disconnect or failure to ensure safe assembly event (irrespective of conviction);

(2)	the periods of time associated with the offenses listed in Tables 1, 2, 3 and 4 of 49 CFR 383.51, unless otherwise stated in Section 2.3 of this Schedule I.

2.4	JTI agrees not to assign Personnel to operate a CMV until the period of time associated with the offense has lapsed, provided that the provisions of Sections 2.1 and 2.2 of this Schedule I are satisfied and the Personnel has not been subsequently Convicted of any additional offense listed in Section 2.3 of this Schedule I. JTI agrees to provide reasonable assurances in the circumstances and to ensure curative training satisfactory to FEC upon any occurrence described above, whether or not there is a Conviction. The Parties further agree that mitigating circumstances related to any subsequent offense will be considered to the extent required by Applicable Law. Consistent with Applicable Law, including 49 CFR 391.25, the Parties agree that where a driver's preventable accident record or record of violating laws governing the operation of a motor vehicle, including, but not limited to, speeding, reckless driving, and operation while under the influence of alcohol or drugs, indicates a disregard for public safety, the driver shall not be qualified nor assigned by JTI to operate a CMV under this Agreement.

2.5	JTI agrees that FEC may, after reasonable inquiry, make a preliminary determination that it is probable that Personnel will be found to be in violation or guilty of the offense, acts or omissions in Section 2.3 (A, B, D, or G(1)) or Section 4, and in that event to not assign the Personnel to provide Services under this Agreement pending disposition of the matter.

3.	NON-DRIVING PERSONNEL

The Parties acknowledge that DOT regulations prohibit the transport of unauthorized persons on certain CMVs while being operated under this Agreement. JTI agrees that the term "unauthorized persons" as used in 49 CFR 392.60 includes all helpers and any other person having occasion to ride in the CMV, until authorized as set forth in Section 4 or as otherwise agreed by the Parties.

4.	BACKGROUND

The Parties agree that ensuring the safety of FEC customers, their property, and the public is essential to this Agreement. JTI agrees to comply with all Applicable Law pertaining to arrest and/or conviction records regarding employment of its Personnel. Unless prohibited by Applicable Law (as defined in Section 1.3 and Schedule H of this Agreement), or unless additional consideration of an individual's circumstances is required, JTI agrees to the following: JTI will not assign to provide Services, nor designate as its Authorized Officer or Business Contact under this Agreement, Personnel who have an active court order mandating registration as a sex offender or who in the previous ten years (or other applicable period as provided by Applicable Law), have pleaded guilty or nolo contendere (no contest) to, or have been convicted of, or have had an adjudication withheld pending the completion of a court-ordered diversion program related to, or have completed a period of probation, parole or incarceration with respect to, or have any criminal matters pending against them for a felony or misdemeanor involving theft, violence, dishonesty, sexual abuse or assault, the use or possession of weapons, the illegal use, possession, distribution, manufacture, or sale of controlled substances or alcohol, or other crimes substantially related to the provision of services, including the safety and security of FEC Customers and their property, and the safety of the public. JTI agrees to demonstrate, upon request, that assigned Personnel meet the Background terms set forth in this Section.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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5.	REPORTING

JTI agrees to ensure that the following reporting-related responsibilities are met:

5.1	Accident and Incident Reporting. To comply with the accident reporting and evaluation requirements of 49 CFR Part 390.15, JTI agrees to report to FEC or its designee as soon as possible, any incident or accident resulting in property damage and any incident or accident involving any pedestrian or occupant of any type of vehicle, whether or not the incident or accident appears to have resulted in personal injury, regardless of who appears to be at fault, and regardless of the size or weight of the CMV being utilized by JTI to provide Services under this Agreement. JTI further agrees to ensure reporting as soon as possible to appropriate law enforcement personnel and FEC of any incident involving theft or loss of vehicles, packages, or other equipment, and any incident involving any harm or injury to persons or property.

5.2	Traffic Citations, License Suspension, and Conviction Reporting. JTI agrees to ensure that FEC is notified of all JTI Personnel traffic citations or driver's license suspensions, revocations or disqualifications as required, in part, by 49 CFR 383.31, 383.33 and 391.15(b)(2). To ensure compliance with ongoing safety and security obligations, JTI agrees to ensure that any charges or Convictions listed in Sections 2.3 or Section 4 of this Schedule I are promptly reported to FEC.

5.3	Hazardous Material, Fuel and Waste Spillage Reporting. JTI agrees to ensure that all JTI Personnel comply with Applicable Law governing the handling and transportation of hazardous material, fuel and waste. To comply with DOT and other government reporting mandates, JTI also agrees to ensure that JTI Personnel notify JTI and FEC immediately as to all hazardous material, waste and fuel spillage occurring while providing Services under this Agreement.

6.	SAFETY & COMPLIANCE

JTI agrees to ensure that the following safety and compliance-related responsibilities are met:

6.1	Vehicle Inspection and Maintenance. The Parties agree that, upon thirty days' written notice by FEC to JTI, JTI shall ensure that its Personnel assigned by it to operate tractors and CMVs that do not meet the exemption criteria identified in 49 CFR Part 395.1(e)(1) or 49 CFR Part 395.1(e)(2), under this Agreement submit Driver Vehicle Inspection Reports ("DVIR") via Electronic Logging Devices ("ELDs") as defined in Section 6.2 of this Schedule I, and JTI shall provide, or cause the ELD vendor to provide, such information to FEC free of limitation on use by FEC for purposes of reporting and auditing compliance with Applicable Law.

6.2	Hours of Service; ELDs. Regardless of the size or weight of the CMV being utilized by JTI to provide Services under this Agreement, JTI agrees to ensure that all JTI Personnel assigned by it to operate a CMV under this Agreement comply with the DOT regulations at 49 CFR Part 395 relating to hours of service, except that Personnel assigned to operate a CMV that does not require a CDL under 49 CFR Part 383 may be eligible for the exemptions identified at 49 CFR 395.1(e)(2). JTI and FEC agree that the contractual obligation of Personnel assigned to operate a CMV with a manufactured Gross Vehicle Weight Rating (GVWR) less than 10,001 lbs. to comply with the seventy hours in eight days on-duty rule at 49 CFR 395.3(b)(2) will not apply, provided the following conditions are satisfied:

(A)	JTI's Personnel has operated only a CMV with a manufactured Gross Vehicle Weight Rating (GVWR) less than 10,001 lbs. on the day on which the Personnel exceeds 70 hours on-duty in eight days;

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(B)	JTI does not assign Personnel who operated more than seventy hours in an eight-day period to operate a motor vehicle with a manufactured GVWR equal to or greater than 10,001 lbs., unless a thirty-four-hour restart has occurred since the last on duty period that exceeded seventy hours in eight days; and

(C)	JTI's Personnel complies with all other Hours of Service regulation exemptions identified at 49 CFR 395.1(e)(2).

JTI agrees that any of JTI's tractors and CMVs that do not meet the exemption criteria identified in 49 CFR Part 395.1(e)(1) or 49 CFR Part 395.1(e)(2), used under this Agreement shall be equipped with a functioning ELD compatible with FEC's systems, certified as compliant with DOT regulations (49 CFR 395 Subpart B), and at all times operating as set forth in 49 CFR 395 Subpart B. JTI further agrees to ensure that all of JTI's Personnel operating tractors and CMVs as described above under this Agreement are trained on the use of ELDs and transferring ELD data to law enforcement and shall report hours of service via such ELD, regardless of whether the exemptions identified at 49 CFR 395.1(e)(1) or 49 CFR 395.1(e)(2) may apply. FEC will post on MyGroundBiz the ELD vendor(s) from which FEC is able, and agrees, to receive compliant Hours of Service records. FEC may update the ELD vendor(s) from time to time upon advance written notice that is reasonable in the circumstances, and this vendor information is incorporated herein by reference. JTI agrees to provide, or cause the ELD vendor to provide, all required Hours of Service records information and supporting documents requested by FEC free of limitation on use by FEC for purposes of reporting and auditing of Hours of Service compliance. JTI agrees to register with FEC's designated HOS Compliance vendor set forth on MyGroundBiz for use in the event of an ELD malfunction and for HOS-related compliance. The Parties further agree that, upon thirty days' advance written notice to JTI, JTI will provide, or cause the ELD vendor to provide, all requested data necessary to report JTI's obligations under the International Fuel Tax Agreement ("IFTA") or respond to a fuel tax audit, in electronic format created by the ELD. Nothing in this provision affects or alters JTI's obligation to provide fully compliant Hours of Service records in compliance with Applicable Law.

6.3	Use of Electronic Communication Devices. JTI agrees to ensure that its Personnel assigned to operate a CMV under this Agreement will not communicate by telephone, texting, e-mail or electronic messaging while the CMV is in motion or is being operated on a roadway, unless such Personnel use a hands-free mode as permitted by Applicable Law.

6.4	ISP Safety and Compliance Program. To ensure compliance with applicable safety and safety-related obligations, including the FMCSR, JTI represents and warrants that it maintains and administers a safety and compliance program to ensure that Personnel assigned by JTI to provide Services under this Agreement meet the terms set forth in this Schedule I and that JTI's Personnel are continuously trained with respect to safe operation of CMVs in accordance with Applicable Law and JTI's obligations under this Agreement. JTI agrees that its safety and compliance program includes recurring, periodic training in accordance with the safety training program of the qualified safety training provider utilized by JTI to meet the obligations set forth in Section 2.1(A)(1) of this Schedule I. JTI further agrees that its safety and compliance program shall cover, among other obligations, the health- and safety-related subjects posted on MyGroundBiz and incorporated herein by reference, which subjects may be updated by FEC from time to time upon reasonable notice to address new or changed health- and safety-related obligations.

Subject to legal and regulatory requirements, JTI is solely responsible for the development, implementation, and performance of its safety and compliance program and has sole discretion in all Personnel-related matters in connection with its program, including but not limited to, hiring decisions, discipline, retaining Personnel, termination, supervision, compensation, and scheduling. Upon request by FEC, JTI agrees to demonstrate the existence of its safety and compliance program, and JTI agrees that its failure to do so constitutes a material breach of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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6.5	Additional Training. To the extent required by Applicable Law, JTI agrees, at its expense, to ensure that all JTI Personnel assigned to provide Services are trained in the following areas, including but not limited to, basic conveyor safety, lockout/tag-out safety, chemical hazards communication (right to know), hazardous materials handling and security, cargo security, restricted commodities, fire prevention and emergency action plans, yard safety, safe equipment assembly, alcohol and controlled substance testing programs, blood borne pathogens, first aid, and communicable infectious disease pandemic. FEC agrees to provide JTI with a Safety Information Guide outlining certain JTI training responsibilities under this Agreement. Prior to initial assignment and thereafter as requested by FEC, JTI agrees to provide acknowledgements by its Personnel certifying that they have been trained regarding the information contained in the Safety Information Guide.

7.	[OMITTED]

8.	DUTY TO ENSURE SAFE OPERATIONS

JTI understands and agrees that its failure to take reasonable care to ensure safety and regulatory compliance shall constitute a material breach of this Agreement. JTI agrees that a determination of JTI's reasonable care may include, but not be limited to, consideration of the size of JTI's operation providing Services under this Agreement; and, within the previous 36 month period, the number, frequency, and nature of Preventable Accidents (as defined in Section 1) attributed to JTI; the number, frequency, and nature of JTI Personnel that ceased providing Services pursuant to the provisions in an Agreement with FEC; the number, frequency, and nature of safety-related violations or citations from law enforcement attributed to JTI; JTI's satisfaction of VEDR KI thresholds; and JTI's demonstrated commitment to safety of operations and regulatory compliance, including with respect to its safety and compliance program.

9.	MODIFICATION OF TERMS

In the interests of continued compliance with Applicable Law and performance of safety-related obligations, the Parties agree that FEC may supplement the Convictions, violations, and/or offenses set forth in Section 2.3 above upon advance written notice to JTI that is reasonable under the circumstances. Supplemental convictions, violations, and/or offenses, if applicable, shall be posted on MyGroundBiz and are incorporated herein by reference. In addition, JTI understands and agrees that FEC may modify the terms of this Schedule I in connection with changes in Applicable Law, regulatory obligations and/or safety and compliance results or obligations, including, but not limited to, FEC's or JTI's accident experience and CSA scores, and that such modifications will become effective upon written notice to JTI that is reasonable in the circumstances. If a modification materially affects the reasonable costs incurred by JTI in providing Services, then either Party can request adjustment to Charges, and the Parties agree to negotiate in good faith. JTI agrees to perform under the modified terms in the event that the Parties are not able to reach a mutual agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined herein.

10.	SAFETY TECHNOLOGY

10.1	Video Event Data Recorder (VEDR). All Equipment, including any Rental Equipment, shall be equipped with Video Event Data Recorder safety technology ("VEDR") provided by a VEDR vendor that is listed on MyGroundBiz, which listing may be updated by FEC from time to time, and in accordance with the terms herein.

(A)	JTI agrees that all VEDR technology on Equipment listed on Schedule B shall have functionality that enables verification and recording of key safety indicators and further agrees to maintain at all times the corresponding key safety indicator thresholds or values. JTI agrees that the key safety indicators and the associated threshold levels or values shall be posted on MyGroundBiz and incorporated herein by reference and may be modified by FEC upon advance written notice that is reasonable in the circumstances.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(B)	JTI agrees to authorize its VEDR vendor(s) to notify FEC of initial VEDR set-up and on-going connectivity for all Equipment, including Rental Equipment, and to provide to FEC JTI's key safety indicator results for all Equipment on Schedule B; to provide to FEC JTI's VEDR videos and other VEDR data upon request by FEC, as set forth in Paragraphs (C) and (D) below; and to provide to FEC or its designee(s) GPS Data, as set forth in Paragraph (E) below.

(C)	JTI agrees to preserve all electronic data, video recordings, and other information associated with any event, accident or incident and to provide it to FEC or its designee upon request via ISP's MyGroundBizAccount, the VEDR vendor, or electronic mail within 10 calendar days in accordance with this Agreement for purposes that include, but are not limited to, determining preventability as defined in Schedule I. JTI agrees that the failure to preserve and/or provide such data, recordings, and information shall constitute a material breach of this Agreement.

(D)	JTI agrees to provide or make data available to FEC as set forth above. Provided that FEC shall not have direct access to JTI's VEDR-generated data, except for GPS Data as set forth in Paragraph (E), JTI agrees to authorize its VEDR vendor to furnish to FEC, or give it access to, JTI's VEDR-generated data that is de-identified and aggregated with multiple sources. Subject to legal and regulatory requirements, JTI has sole and exclusive discretion in Personnel-related matters in connection with its utilization of VEDR technology and collection and transmission of data, including, without limitation, obtaining consents from Personnel as applicable, training, discipline, termination, supervision, and compensation. The Parties agree that disclosure of data, videos, or other information related to, involving, or in connection with the provision of services under this Agreement is subject to the Confidentiality provisions set forth in Section 10 of this Agreement.

(E)	In order to advance safety and security and to meet Customer, market and competitive demands, JTI agrees that all VEDR technology shall include global positioning system (GPS) functionality that transmits the location of the Equipment while it is used to provide the Services. JTI further agrees to authorize its VEDR vendor(s) to provide to FEC or its designee(s) the Equipment location information ("GPS Data") on a minimum frequency as requested by FEC. JTI grants to FEC a royalty-free, perpetual license (including the right to sublicense) to use, copy, modify, combine with other data, and create derivative works of the GPS Data for safety, security, Customer service, and competitive purposes. FEC shall own all derivative works of the GPS Data created by FEC.

10.2	GPS; Safety and Security; All Equipment. All Equipment, as well as any Rental Equipment, shall be equipped with functioning GPS technology that enables JTI to promptly locate the Equipment in the event it is stolen or otherwise unaccounted for or involved in an emergency situation. JTI agrees to cooperate with and grant FEC, its designee(s), law enforcement officials, and/or first responder access to GPS information for safety and security purposes.

10.3	Backing Sensors; Three-Camera Blind Spot Detection. JTI agrees that all Equipment listed on Schedule B shall be equipped with both Backing Sensors and Three-Camera Blind Spot Detection safety technology offered by a qualified safety technology vendor that is listed on MyGroundBiz, which listing may be modified by FEC from time to time.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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10.4	Additional Safety Technologies. Upon at least 120 days' advance written notice from FEC, JTI shall equip all Equipment listed on Schedule B with the safety technology identified in the notice by the date(s) set forth in the notice. If JTI's performance of the obligations in this paragraph materially affects its reasonable costs incurred in providing Services, then JTI may request adjustment to Charges, and the Parties agree to negotiate in good faith, provided that JTI agrees to perform its obligations in the event that the Parties are not able to reach a mutual agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined herein.

10.5	Technology and Device Functionality. JTI agrees to maintain functionality for all agreed-upon technology and devices and to do so in accordance with the manufacturer specifications at all times when the Equipment and/or Rental Equipment, as applicable, is used to provide Services under this Agreement and to certify performance of this obligation in writing and/or to otherwise demonstrate compliance as requested by FEC from time to time. FEC shall post on MyGroundBiz the technology and device functionality specifications that satisfy the terms of this Agreement, which specifications are incorporated herein by reference. If the technology or device functionality specifications change, FEC agrees to provide advance notice of the changes, and JTI agrees to meet any new functionality specifications within the timeframe referenced in the notice, which shall be reasonable in the circumstances.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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SCHEDULE L

INSURANCE AND INDEMNIFICATION

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule L to the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through 01/30/2026. On 10/12/2024, this Schedule L will supersede any previously executed Schedule L.

The Parties agree to the respective insurance coverage, incentive and contribution obligations, and indemnification responsibilities that are set forth below.

1.	INSURANCE COVERAGE

1.1	Public Liability. FEC agrees to self-insure and/or otherwise maintain in force from the date this Agreement is signed and throughout its Term, insurance coverage for public liability (general and automobile/truckers personal injury and property damage insurance coverage) in the amount of $7.5 million or more per "Occurrence" (as that term is defined in the "Incentive and Contribution Table" described below) and cargo loss and damage risks in amounts sufficient to meet its legal obligations under 49 CFR Part 387.

(A)	Safe Operating Incentive; ISP Responsibility; Public Liability Cost Contribution. JTI agrees it may qualify for a Safe Operating Incentive or may, consistent with 49 CFR Part 376.12(j), be responsible to contribute a portion of the costs associated with FEC's obligations under 49 CFR Part 387. The amount of JTI's "Incentive Amount" or "Cost Contribution Amount" (as defined in the Incentive and Contribution Table) shall be determined in accordance with the following:

(1)	An evaluation by FEC or its designee of applicable Occurrences and "Revenue" (as defined in the Incentive and Contribution Table) over a thirty-six month "Lookback Period" (as defined in the Incentive and Contribution Table) shall determine JTI's Incentive Amount or Cost Contribution Amount, if any, which amount shall be stated to JTI via ISP's MyGroundBizAccount or other electronic means prescribed by FEC.

(2)	JTI agrees that its contribution obligations (including the Incentive Amount, Cost Contribution Amount, the applicable calculation, and additional information) shall be set forth in an Incentive and Contribution Table posted on ISP's MyGroundBizAccount and incorporated herein by reference. FEC may in its discretion modify the Incentive and Contribution Table upon 12 months advance written notice to JTI.

(3)	JTI's Incentive Amount or Cost Contribution Amount, if any, shall be based on Occurrences and Revenue over an applicable Lookback Period, which may result in changes to the Incentive Amount or Cost Contribution Amount as set forth in the Incentive and Contribution Table.

(4)	FEC agrees to provide JTI with a quarterly notification via ISP's MyGroundBizAccount, or other electronic means as prescribed by FEC, setting forth JTI's Incentive Amount or Cost Contribution Amount, if any, for the "Disbursement Quarter" (as defined in the Incentive and Contribution Table), along with associated Occurrences and Revenue.

(5)	JTI agrees to pay and hereby authorizes FEC to charge back to JTI's Payment of Charges its Cost Contribution Amount, pro-rated evenly on a weekly basis over the Disbursement Quarter during the Term of this Agreement. In the event of discontinuation of indemnification pursuant to Section 2.4 below or termination, expiration or assignment of this Agreement, JTI authorizes FEC to charge back JTI's remaining Cost Contribution Amount as applicable.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(6)	Notwithstanding Section 4.4 of Schedule C, JTI agrees that its Incentive Amount or Cost Contribution Amount will be deemed conclusive and binding upon JTI unless written objections to JTI's Incentive Amount or Cost Contribution Amount (including associated Occurrences and Revenue) are submitted to FEC within 30 calendar days from the date of issuance of the Charges Statement to which the objections apply.

1.2	JTI Insurance Coverage. JTI is responsible for investigating and determining its insurance needs. Notwithstanding, JTI agrees to obtain and maintain in force from the date this Agreement is signed and throughout its Term at least the following minimum insurance coverage:

(A)	Non-Trucking Public Liability. JTI agrees to obtain a policy including public liability insurance (automobile/truckers bodily injury and property damage coverage), issued by an insurance company qualified to write such coverage in the state(s) where the Equipment is operated, to cover all costs, losses and expenses arising from operation of the Equipment while it is not being operated for the provision of the Services, in amounts not less than $1,000,000 per occurrence. Minimum coverage requirements are listed in Insurance Coverage Table below. JTI will be solely responsible for all deductible amounts and for any loss or damage in excess of the policy limits and for any claim excluded from such policy coverage.

(B)	Supplemental Rental Insurance. If JTI elects to utilize supplemental Rental Equipment pursuant to Section 8.3 of this Agreement, JTI agrees to obtain a policy including public liability insurance (automobile/truckers bodily injury and property damage coverage) issued by an insurance carrier qualified to write such coverage in the state(s) where the Rental Equipment is operated, to cover all costs, losses and expenses arising from operation of the Rental Equipment while it is not being operated for the provision of the Services, in amounts not less than $1,000,000 per occurrence. Minimum coverage requirements are listed in the Insurance Coverage Table below. JTI will be solely responsible for all deductible amounts and for any loss or damage in excess of the policy limits and for any claim excluded from such policy coverage.

INSURANCE COVERAGE TABLE

NON-TRUCKING PUBLIC LIABILITY

COVERAGE	LIMITS

Non-trucking public liability	Required $1,000,000 limit

Additional Insured	FEC must be named via endorsement

Minimum A.M. Best Rating	B+ or better

(C)	Workers' Compensation Insurance.JTI agrees to obtain statutory workers' compensation insurance covering JTI and all JTI Personnel from a state owned or licensed insurer or a "B+ or better" rated insurer licensed in states as required by Applicable Law. At JTI's election, but only to the extent allowed under Applicable Law, the required workers' compensation insurance may be obtained under a policy facilitated by FEC (to the extent made available by the insurer) or through an independent source. JTI agrees to ensure that its workers' compensation insurer waives any insurer right of subrogation against FEC Additional Insureds. All workers' compensation insurance will be, at a minimum, written by an insurance carrier or state monopolistic fund licensed to provide and providing such coverage in the state(s) where JTI is domiciled and any other state as required by Applicable Law. In states that require that workers' compensation coverage be obtained only through participation in the state fund (the so-called monopolistic states), JTI agrees to provide FEC or its designee with written authorization, acceptable to the state, which will allow FEC or its designee to verify that JTI is reporting accurate payroll to the state fund.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(D)	Employment Practices Liability Insurance. JTI agrees to obtain and maintain an Employment Practices Liability Insurance ("EPLI") policy that covers employment-related claims, such as wrongful termination, discrimination, sexual harassment, and retaliation claims, in amounts not less than $1,000,000 per policy and that provides for at least $10,000 of wage and hour defense cost coverage and access to business specific wage and hour guidance from qualified legal professionals.

(E)	Insurance Conditions. The insurance coverage obligations of JTI under this Section 1.2 will be primary, and all FEC coverage (whether insured or self-insured) will be non-contributory other than public liability insurance required of FEC under Section 1.1.

(F)	Other Insurances. In addition to the insurance coverage obligations under this Agreement, it is JTI's responsibility to procure, carry, and maintain any fire, theft, uninsured and/or underinsured motorist, and any other insurance coverage that JTI may desire. JTI authorizes FEC to waive, reject or reduce no-fault, uninsured and underinsured motorist coverage from FEC's insurance policies to the full extent allowed under Applicable Law, and JTI agrees to cooperate in the completion of all necessary documentation for the waiver, rejection or reduction in such coverage.

(G)

JTI Responsibility for the Equipment. JTI agrees that FEC will not be liable to JTI for any depreciation, or loss or damage that may occur to the Equipment by collision, fire, theft or similar incident, excepting such loss or damage as may be caused by FEC, its employees, agents or subcontractors. JTI agrees to hold FEC harmless with respect to loss of or damage to JTI's Equipment or other property, except such loss or damage as may be caused by FEC, its employees, agents or subcontractors. JTI agrees that FEC has no responsibility to procure, carry or maintain any insurance coverage covering loss of or damage to JTI's Equipment or other property, and that it is JTI's responsibility under Section 1.2 (E) to insure the Equipment as JTI deems advisable.

1.3	Certificates of Insurance for ISP-Obtained Coverage. JTI agrees to provide FEC or its designee with certificate(s) of insurance evidencing the insurance coverage obligations under Sections 1.2(A), 1.2(B), 1.2(C), 1.2(D), and 2.4 (as applicable), and to provide FEC with thirty days' advance written notice of cancellation or material change in coverage. JTI shall name FEC and its Affiliates (as defined in Section 2.6 below) as additional insureds for the coverage obligations set forth in Sections 1.2(A),1.2(B), and 2.4 (as applicable).

Upon advance written notice from FEC to JTI that is reasonable under the circumstances, ISP shall ensure that its insurer provides FEC or its designee with certificate(s) of insurance evidencing the insurance coverage for the obligations under Sections 1.2(A), 1.2(B), 1.2(C), 1.2(D), and 2.4 (as applicable) and thirty days' written notice of cancellation or material change in coverage via software application as utilized by FEC's designee.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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2.	INDEMNIFICATION

2.1	Mutual Indemnification. Each Party agrees to indemnify, defend and hold harmless the other Party and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all losses and threatened losses resulting from, arising out of, in connection with, or based on allegations whenever made, of any of the following:

(A)	any claims relating to (1) defamation, fraud, invasion of privacy, assault, battery, false imprisonment or any other tort based upon the actions or conduct of the indemnifying Party or any of its agents, employees or subcontractors, and (2) violation of any health and safety law regulating the workplace based upon any actions or conduct of the indemnifying Party or any of its employees, agents or subcontractors;

(B)	any claims (including fines and penalties) relating to the failure (whether by act or omission) of the indemnifying Party or any of its employees, agents or subcontractors to comply with Applicable Law; and

(C)	any claims and liabilities for injury to persons, including death, and damage to property that the indemnified Party may incur arising out of or in connection with the indemnifying Party's failure to maintain the insurance coverage required by Applicable Law or by this Agreement.

2.2	Indemnification by FEC.

(A)	In General. FEC agrees to indemnify, defend and hold harmless JTI and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all claims resulting from, arising out of, in connection with, or based on allegations whenever made of, any of the following:

(1)	any third-party claims of infringement of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of or in relation to goods, services or resources provided to JTI by FEC; and

(2)	any claims relating to personal injury (including death) or property loss or damage resulting from the intentional acts or omissions of FEC's employees, authorized agents and/or subcontractors.

(B)	For Liability to the Public. Except with respect to Non-Indemnified Claims (as defined in Section 2.6 below), FEC will indemnify, defend, and hold harmless JTI and JTI's Personnel assigned by it to operate a CMV while providing Services under this Agreement against liability for operation of the Equipment, Rental Equipment, or any other equipment used while providing the Services.

2.3	Indemnification by ISP. JTI agrees to indemnify, defend and hold harmless FEC and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all claims, demands, losses, and threatened losses resulting from, arising out of, in connection with, or based on allegations whenever made of, any of the following:

(A)	assertions by any current or former JTI agent, employee, prospective or former employee, or subcontractor involving or arising in any way out of their employment or other relationship with JTI or the termination of any such relationship, including but not limited to, any claims that FEC is an employer in any capacity of JTI's agent, servant, employee or subcontractor;

(B)	any claims and liabilities arising from operation of the Equipment, Rental Equipment, or any other equipment used, while in the service of anyone other than FEC, including any separate business activities of JTI;

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(C)	any and all claims, damages, losses, expenses, demands, or any other liabilities, including continuous or repeated exposure to the same conditions resulting in public liability, incurred by FEC for or on account of bodily injury and/or property damage caused by any act or omission of JTI or JTI's agents, servants, employees, or subcontractors resulting from, or incidental to or in connection with, the ownership, maintenance, use or operation of the Equipment, Rental Equipment, FEC-provided equipment, any other equipment used, or the conduct of JTI's business, up to the first $5,000, provided that the $5,000 limitation set forth in this sub-section shall not apply to any and all claims, damages, losses, expenses, demands, or any other liabilities arising out of or related to the willful, intentional, reckless, criminal and/or grossly negligent acts or omissions of JTI or of JTI's agents, servants, employees or subcontractors in the operation of the Equipment, Rental Equipment, or any other equipment used, or while otherwise assigned to provide Services under this Agreement;

(D)	any and all claims brought against FEC, or liabilities incurred by FEC, for which there was a failure by JTI or JTI's agents, servants, employees or subcontractors to meet the terms of Section 18.4 of this Agreement and Section 2.7 below.

(E)	JTI shall hold harmless, defend, and indemnify FEC from any and all causes of action brought by any third party against FEC arising out of JTI's alleged failure to fulfill any financial and legal obligation to a third-party. By way of illustration only, JTI's duty in this section extends to causes of action alleging that the third-party has an enforceable legal interest in any amount paid or to be paid to JTI under this Agreement.

(F)	JTI shall hold harmless, defend, and indemnify FEC from any and all causes of action brought by any third party against FEC arising out of the use by JTI or its agents, servants, employees or subcontractors of Available Technology as defined in Section 9.8 of this Agreement.

2.4	Indemnification Discontinued. If at any time FEC discovers that JTI or JTI's Personnel fails to meet the safety terms of this Agreement, as determined in FEC's sole discretion, FEC's indemnification of JTI and its Personnel and JTI's Cost Contribution Amount and/or Incentive Amount set forth in Section 1.1(A) shall be terminated upon notice by FEC, and JTI agrees to obtain, effective not later than 30 days after receiving notice from FEC, and continually thereafter maintain, a policy of public liability automobile/truckers bodily injury and property damage insurance coverage that indemnifies and reimburses FEC for a combined single limit of not less than $1,000,000. Additionally, JTI agrees to obtain, and continually thereafter maintain, a policy of insurance for cargo loss and damage risk that indemnifies FEC for an amount not less than $300,000 per vehicle, with deductible limits not greater than $250. JTI agrees to provide FEC with 30 days' prior written notice of cancellation or material change.

2.5	Modification of Terms. JTI understands and agrees that FEC may modify the terms of this Schedule L in connection with substantial and/or sustained changes in market demands, claims, and/or liabilities, including but not limited to, FEC's or JTI's accident and/or loss experiences, and that such modifications will become effective upon advance written notice by FEC to JTI that is reasonable under the circumstances. Excluding modifications to the Incentive and Contribution Table set forth in Section 1.1(A)(2) above, if a modification materially affects the reasonable costs incurred by JTI in providing Services, then either Party can request adjustment to Charges, and the Parties agree to negotiate in good faith. JTI agrees to perform under the modified terms in the event that the Parties are not able to reach a mutual agreement. In that event, either Party may pursue the available dispute resolution procedures set forth in this Agreement but only with respect to the issue of whether a Party conferred in good faith as that term is defined in this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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2.6	Definitions. For purposes of this Schedule L, the following definitions apply:

(A)	Affiliate. Affiliate means any entity, individual, firm, or corporation, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the subject entity.

(B)	Non-Indemnified Claim. Non-Indemnified Claim means any and all claims, damages, losses, expenses, demands, or any other liability arising out of or related to the following:

(1)	the acts and/or omissions set forth in Section 2.3 above;

(2)	the willful, intentional, reckless, criminal, and/or grossly negligent acts of JTI or of JTI's agents, servants, employees or subcontractors in the operation of the Equipment, Rental Equipment, or any other equipment used, or while otherwise assigned to provide Services under this Agreement;

(3)	misrepresenting the qualifications of Personnel and/or failing to disclose a change in the qualifications of Personnel;

(4)	disengaging, covering, altering or otherwise misrepresenting the status of safety technology required under this Agreement; or

(5)	an election by FEC to discontinue its indemnity pursuant to Section 2.4 herein.

2.7	ISP Duty to Cooperate in Litigation.

(A)	In addition to the obligations of Section 18.4 of this Agreement, JTI shall assist in preserving, securing, and giving evidence, including but not limited to electronic data and video recordings and providing such evidence upon request by FEC, responding to discovery requests, attending hearings and trials, obtaining the attendance of witnesses at hearings, providing copies upon request of insurance policies as well as pursuing remedies as appropriate with respect to such policies, and/or otherwise cooperate with FEC in such matters.

(B)	JTI agrees that it is and shall be an indispensable party, and upon request by FEC shall join or intervene as a defendant, in any proceeding in which any claims as referenced in Sections 2.1, 2.2 and 2.3 above are brought against FEC, provided that any dispute between the Parties as to JTI's performance of this indispensable party status and joinder or intervention obligation shall not be subject to the Dispute Resolution and arbitration provisions set forth in Sections 16.1, 16.2, 16.3 and 16.5 of this Agreement.

(C)	The costs and expenses related to JTI's obligations under Section 18.4 of this Agreement and this Section 2.7 shall be borne exclusively by JTI.

3.	SURVIVAL

JTI agrees that its obligations set forth in this Schedule survive the expiration or termination of this Agreement.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

Page 1 of 3	Schedule M
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SCHEDULE M

ALTERNATIVE VEHICLE OPERATIONS

INDEPENDENT SERVICE PROVIDER AGREEMENT

1.	TERM

This Schedule is effective 10/12/2024, supersedes any previously executed Alternative Vehicle Operations schedule, and shall remain in effect until the Expiration Date, unless terminated as provided herein.

2.	ALTERNATIVE VEHICLES AND ALTERNATIVE VEHICLE OPERATOR DEFINITIONS

"Alternative Vehicles" shall mean passenger- and personal-type vehicles weighing less than 10,001 lbs. gross vehicle weight rating ("GVWR") (for example, SUV, mini-van, sedan, pick-up truck, or station wagon) that are not listed on Schedule B of this Agreement. Except as otherwise set forth in this Schedule, all terms and conditions in this Agreement related to Equipment, Commercial Motor Vehicle or CMV shall apply to Alternative Vehicles. "Alternative Vehicle Operator" shall mean ISP Personnel assigned by JTI to operate Alternative Vehicles under the terms of this Schedule. "Alternative Vehicle Operations" shall mean operation of Alternative Vehicles and provision of Services under this Schedule.

3.	ALTERNATIVE VEHICLE AND OPERATOR IDENTIFICATION

The terms in this Agreement pertaining to Business Identification Display shall not apply to Alternative Vehicles. Unless FEC requests otherwise, the terms pertaining to Apparel Business Identification Display and Optional Apparel Brand Promotion set forth in Sections 6.6(B) and (C) of this Agreement do not apply to Alternative Vehicle Operators. In addition to the Agreement terms relating to FedEx-issued identification badges, JTI agrees to ensure that Alternative Vehicle Operators and any authorized passengers wear a high visibility, reflective vest (as requested by FEC) and a lanyard visibly displaying an identification badge provided by FEC while providing Services under this Schedule. Upon request by FEC, JTI agrees to display a FedEx-branded dashboard placard or other identification provided by FEC in or on Alternative Vehicles while used in Alternative Vehicle Operations. JTI agrees to ensure that such placard or other identification is not displayed when Alternative Vehicles are not used in Alternative Vehicle Operations.

4.	SELECTION, APPEARANCE AND IDENTIFICATION OF ALTERNATIVE VEHICLES; ACCESS TO FEC PROPERTY; ALTERNATIVE VEHICLE OPERATORS AS BUSINESS INVITEES; COMPLIANCE WITH LAW

4.1	Notwithstanding any other provision of this Agreement, the safety technology provisions in Schedule I of this Agreement are not applicable to Alternative Vehicles. Upon advance written notice from FEC that is reasonable in the circumstances, certain designated safety and security technology terms as set forth in Schedule I of this Agreement shall be applicable to Alternative Vehicles. JTI has the discretion to select Alternative Vehicles, provided that the following conditions are satisfied:

(A)	compliance with Applicable Laws, including, but not limited to, state required safety and emission inspections;

(B)	safe operating condition and maintained according to the manufacturer's recommended schedule;

(C)	safety and security devices and technology are functioning;

(D)	appearance consistent with reasonable Customer expectations and free of extraneous markings;

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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(E)	covered and secured bed (if applicable); and

(F)	model year no older than fifteen (15) years.

4.2	JTI agrees that access to and use of FEC property for Alternative Vehicle Operations shall be limited to times and locations designated by FEC. In the mutual interests of safety and security, JTI agrees that Alternative Vehicle Operators will be subject to the same posted standards as other business invitees while on FEC premises and when operating any Alternative Vehicles to provide Services, including posted standards prohibiting any form of violence, harassment, or possession of firearms and weapons.

4.3	JTI agrees that it will perform loading, unloading, and package transfers in accordance with Applicable Laws, including, but not limited to, laws and regulations related to access and use of private property, zoning, and permitting.

5.	SAFE OPERATING; ALTERNATIVE VEHICLE OPERATOR QUALIFICATIONS

Except as modified herein, the terms and conditions of Schedule I shall apply to Alternative Vehicle Operations, Alternative Vehicles and Alternative Vehicle Operators.

JTI agrees to assign as Alternative Vehicle Operators only Personnel who meet the terms of this Agreement, except that Alternative Vehicle Operators shall have at least one (1) year of licensed driving experience in any Alternative Vehicle, and Qualification Certification, if applicable, is not required. The Parties agree that the following Agreement terms are not applicable to Alternative Vehicle Operators, unless they are otherwise providing Services using a vehicle other than Alternative Vehicles: Department of Transportation ("DOT") Hours of Service regulations, DOT Road Test, DOT physical exams, and DOT medical cards. JTI agrees that, unless an Alternative Vehicle Operator meets all terms of this Agreement, JTI shall assign Alternative Vehicle Operators to operate only Alternative Vehicles. JTI's breach of these obligations shall constitute a material breach of this Agreement.

6.	ISP AS EMPLOYER; COMPLIANCE WITH LAWS

Consistent with the terms of this Agreement, JTI agrees to treat all Alternative Vehicle Operators as employees of JTI and to comply with all employer-related Applicable Laws, including, without limitation, tax withholding, wage and hour, and employee expense reimbursement.

7.	LEASED ALTERNATIVE VEHICLES

7.1	Exclusive Use and Possession; Lease Term. The Parties agree that the Federal Leasing Regulations at 49 CFR Part 376 ("Leasing Regulations") and all Agreement terms pertaining to the Leasing Regulations shall apply to Alternative Vehicles.

7.2	Lease Term. The lease term for each Alternative Vehicle begins with the start of each Delivery Period and ends with the end of each Delivery Period. "Delivery Period" shall be defined as the time beginning when packages are tendered to the Alternative Vehicle Operator and ending at the time on the same day when all packages are delivered or transferred. JTI agrees that, during the Delivery Period, Alternative Vehicles used to provide Services are operated pursuant to FEC's federal motor carrier authority and are under a lease as defined by the Leasing Regulations, whereby JTI shall lease the Alternative Vehicles to FEC under the exclusive possession, use, and control of FEC while the Alternative Vehicles are used to provide Services under this Agreement. The effective time and date of the lease and the termination time and date of the lease shall be determined by the Delivery Period.

7.3	Lease Agreement. For Alternative Vehicles that JTI does not own, JTI agrees to maintain and to produce to FEC upon request a written lease agreement with the Alternative Vehicle owner and to maintain in the Alternative Vehicle a Statement of Sub-Lease (form available from FEC). All Alternative Vehicles used in Alternative Vehicle Operations are, or shall be, identified on a Statement of Lease and Receipt of Leased Equipment, which is incorporated herein by reference. JTI represents and warrants that it is authorized to lease the Alternative Vehicles to FEC, that the Alternative Vehicles are properly registered and titled, and that any charges, fees, taxes and the like in connection with titling and registration have been paid.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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8.	INSURANCE AND INDEMNIFICATION

JTI agrees to ensure that Alternative Vehicles are insured under a policy (applicable when Alternative Vehicles are not used to provide Services) at the state minimum or higher for the states in which it will be operated to provide Service and to provide verification to FEC. JTI agrees that FEC shall not be liable for incidents occurring outside of the Delivery Period or for physical damage (comprehensive and collision) to Alternative Vehicles at any time, including during the Delivery Period as defined in Section 7 of this Schedule and its Attachment A, and JTI shall indemnify and hold FEC harmless for any such incidents or damages. JTI further agrees that the indemnification terms of this Agreement shall apply to Alternative Vehicle Operations. JTI further agrees that the terms of this Agreement related to Non-Trucking Liability coverage are not applicable to Alternative Vehicles. All other insurance terms in this Agreement, including, but not limited to, workers' compensation coverage, apply to Alternative Vehicles and Alternative Vehicle Operators.

9.	CONTRACTED SERVICES; UNDELIVERED PACKAGES AND RETURNS

JTI agrees to ensure prompt removal from Alternative Vehicles of any packages, including pickups and undelivered packages, and to ensure that no packages remain in an Alternative Vehicle when it is not being used to provide Services. JTI agrees to ensure that "Unauthorized Persons", as defined in this Agreement, are not passengers in Alternative Vehicles while they are used to provide Services, while any packages are on board, or when any FedEx vehicle branding is displayed. JTI agrees that a breach of this provision shall constitute a material breach of this Agreement.

10.	CHARGES NOT APPLICABLE

The Parties agree that Vehicle Brand Promotion Charges are not applicable or payable for Alternative Vehicles.

11.	AGREEMENT TERMS; SCHEDULE TERMINATION

Except as modified in this Alternative Vehicle Operations Schedule, all other Agreement terms remain in force and unchanged. Either Party may terminate this Schedule upon advance written notice that is reasonable under the circumstances.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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SCHEDULE N

CONTRACT START-UP PERIOD

INDEPENDENT SERVICE PROVIDER AGREEMENT

This Schedule N of the Independent Service Provider Agreement is effective 10/12/2024 and will continue in force through the Agreement Expiration Date. On 10/12/2024 this Schedule N will supersede any previously executed Schedule N.

The Parties agree that there shall be no Contract Start-up Period.

This document has been signed electronically on 07/10/2024 at 02:47:40 PM by 8410168 - RAYMOND P JUNE for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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SCANNER LEASE AND SOFTWARE LICENSE AGREEMENT

This Scanner Lease and Software License Agreement is entered into between Federal Express Corporation ("FEC") and the party identified below ("Lessee"). FEC and Lessee may be referred to herein individually as a "Party" and collectively as the "Parties." This Scanner Lease and Software License Agreement is entered into effective as of 10/12/2024 ("Effective Date") and will continue in effect until terminated pursuant to Section 3 herein. This Scanner Lease and Software License Agreement will supersede any previously executed agreement for lease of Scanners between the Parties as of its Effective Date.

Lessee: JAR TRANSPORTATION INC ("JTI")

Business Address / Telephone / Email: Lessee's business address, telephone, and e-mail information is set forth on Lessee's Service Provider Profile and is incorporated herein by reference.

1.	LEASE OF SCANNERS

1.1	Scanners Leased on a Daily Basis. FEC-provided software, including updates to and new versions of such software that are provided by FEC ("FEC Software") and two-way, cellular/satellite communications devices and certain associated equipment that FEC has certified as compatible with the FEC Software ("Scanners") are necessary to interface with FEC's systems and collect and transmit required package tracking and other information. Subject to availability, JTI may request that FEC lease Scanners to JTI on a short-term, day-to-day basis. These Scanners will be leased to JTI for the Daily Scanner Charge set forth in Section 1.3 herein.

1.2	Responsibility for Loss and Damage. While any Scanner is under lease to and in the possession of JTI, JTI agrees it is responsible for the full repair cost of any damaged Scanner or the full replacement cost of: (A) any Scanner that is lost; or (B) any Scanner that is destroyed or physically damaged such that the cost of repair exceeds the cost of replacing the Scanner. The foregoing shall apply regardless of fault.

1.3	Daily Scanner Charge. For Scanners leased by JTI on a short-term, day-to-day basis, JTI agrees to pay FEC a Daily Scanner Charge plus applicable sales tax on a per day basis for each Scanner leased to JTI. The Daily Scanner Charge will be stated at JTI's MyGroundBizAccount and is incorporated herein by reference. JTI agrees that, prior to executing this Scanner Lease and Software License Agreement, JTI accessed its MyGroundBizAccount and viewed the Daily Scanner Charge. The Parties agree that FEC may modify the Daily Scanner Charge by providing 30 days' written notice, or a shorter period as may be reasonable in the circumstances.

1.4	Payment for Leased Scanners. JTI agrees that FEC may invoice JTI for the Daily Scanner Charges on a period-by-period basis in arrears via posting on JTI's MyGroundBizAccount. JTI further agrees that it will pay invoices within 15 days after notification of the invoice being posted. JTI may authorize FEC to electronically deduct the Daily Scanner Charges each period from an account at a financial institution specified by JTI, or charge-back the Daily Scanner Charges from payment to JTI under any Independent Service Provider Agreement JTI has with FEC. In addition to the Daily Scanner Charges, JTI agrees to pay any fees for non-sufficient funds, the wrong account information, an account closed, an account blocked, or an account frozen incurred by FEC in connection with JTI's payment of the Daily Scanner Charges.

1.5	Scanner Cost. The Daily Scanner Charges stated in Section 1.3 may be in excess of the actual cost incurred by FEC to acquire and maintain the Scanners.

1.6	Return of Leased Scanners. In the event this Scanner Lease and Software License Agreement is terminated for any reason, JTI agrees to immediately return all Scanners leased from FEC to a FEC Station.

This document has been signed electronically on 07/10/2024 at 02:47:01 PM by 8410168 - June, Raymond for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.

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2.	SOFTWARE LICENSE

2.1	FEC Software. Any Scanners leased to JTI under this Scanner Lease and Software License Agreement shall be provided with the FEC Software installed and ready to use. FEC grants to JTI, to the extent permitted under and subject to the restrictions set forth in any applicable third-party agreements, a non-exclusive, nontransferable, limited right to access and use, solely for the purposes of providing services under an agreement with FEC, the FEC Software and any data or reports generated therefrom. The rights granted to JTI hereunder will automatically expire effective as of the date JTI ceases, for any reason, to provide such services. As between FEC and JTI, except as expressly set forth herein, all right, title and interest in and to the FEC Software and any data or reports generated therefrom will remain the exclusive property of FEC or its licensor, and JTI agrees not to alter or otherwise use the FEC Software for unauthorized purposes.

2.2	FEC-Hosted Products. From time to time, FEC may make available for use on the leased Scanners additional FEC or third-party software, databases, products, or services (collectively, "FEC-Hosted Products"). FEC grants to JTI, to the extent permitted under and subject to the restrictions set forth in any applicable third-party agreements, a non-exclusive, non-transferable, limited right to access and use, solely for the purpose of providing services under an agreement with FEC, the FEC-Hosted Products and any data or reports generated therefrom. The rights granted to JTI hereunder will automatically expire effective as of the date JTI ceases, for any reason, to provide such services. As between FEC and JTI, except as expressly set forth herein, all right, title and interest in and to the FEC-Hosted Products and any data or reports generated therefrom will remain the exclusive property of FEC or its licensor, and JTI agrees not to alter or otherwise use the FEC-Hosted Products for unauthorized purposes.

2.3	FEC Data. All right, title and interest in and to data and information accessed through, created in the use of, or made available in connection with the use of the leased Scanners by JTI or its personnel and the provision of services, including package tracking information and information made available through or by the FEC Software and FEC-Hosted Products (collectively, "FEC Data"), will remain the exclusive property of FEC and/or its licensor(s). Except as otherwise set forth herein, no right in or to FEC Data is granted, transferred, or assigned to JTI.

2.4	Exclusive Remedy. All FEC Software, FEC-Hosted Products, and FEC Data are provided at no charge and on an "AS IS" basis. JTI's sole and exclusive remedy with regard to any defect, claim, or other dispute relating to any FEC Software, FEC-Hosted Product, or FEC Data is to cease use of the same.

3.	TERMINATION

3.1	Termination. This Scanner Lease and Software License Agreement may be terminated as follows: (A) at any time, by mutual written agreement of the Parties or (B) upon advance written notice of termination given by a Party to the other Party, provided that the termination shall be effective on the date specified in the notice.

This document has been signed electronically on 07/10/2024 at 02:47:01 PM by 8410168 - June, Raymond for JAR TRANSPORTATION INC and by 2288082 - Drew Edwards for FEC, and the electronic signatures shall for all purposes be considered equal to manual signatures, as set forth in the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable state statutes.